Exhibit 4.1









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TRUST INDENTURE

dated as of August 1, 1995

among

MOBILE ENERGY SERVICES COMPANY, L.L.C.,


MOBILE ENERGY SERVICES HOLDINGS, INC.


and


FIRST UNION NATIONAL BANK OF GEORGIA, as Trustee




Providing for the Issuance from Time to Time of Securities in One or More Series



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                             CROSS-REFERENCE TABLE*/

         TIA Section                                          Indenture Section

         310(a)(1)                                                     9.9
            (a)(2)                                                     9.9
            (a)(3)                                                     N.A.
            (a)(4)                                                     N.A.
            (a)(5)                                                     9.8
            (b)                                                        9.8
            (c)                                                        N.A.
         311(a)                                                        9.13
            (b)                                                        9.13
            (c)                                                        N.A.
         312(a)                                                        10.1;10.2
            (b)                                                        10.2
            (c)                                                        10.2
         313(a)                                                        10.3
            (b)(1)                                                     10.3
            (b)(2)                                                     10.3
            (c)                                                        10.3
            (d)                                                        10.3
         314(a)                                                        5.3; 10.4
            (b)                                                        N.A.
            (c)(1)                                                     1.2
            (c)(2)                                                     1.2
            (c)(3)                                                     N.A.
            (d)                                                        1.7
            (e)                                                        1.2
            (f)                                                        N.A.
         315(a)                                                        9.1(a)
            (b)                                                        9.2
            (c)                                                        9.1(b)
            (d)                                                        9.1(c)
            (e)                                                        8.9
         316(a)(1)(A)                                                  8.6
            (a)(1)(B)                                                  8.7
            (a)(2)                                                     N.A.
            (a)                                                        1.1
            (b)                                                        8.10
         316(c)                                                        N.A.
         317(a)(1)                                                     8.4
            (a)(2)                                                     8.4
            (b)                                                        9.14
         318(a)                                                        1.7

                           N.A. means not applicable.
-------------------

   */ Note: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

         TRUST INDENTURE, dated as of August 1, 1995, among MOBILE ENERGY SERVICES COMPANY, L.L.C., an Alabama limited liability company (the "Company"), its principal office and mailing address being at 900 Ashwood Parkway, Suite 300, Atlanta, Georgia 30338, MOBILE ENERGY SERVICES HOLDINGS, INC., an Alabama corporation ("Mobile Energy"), its principal office and mailing address being at 900 Ashwood Parkway, Suite 450, Atlanta, Georgia 30338, and FIRST UNION NATIONAL BANK OF GEORGIA, as trustee (the "Trustee"), its corporate trust office and mailing address being at 999 Peachtree Street, N.E., Atlanta, Georgia 30309.

                              W I T N E S S E T H :

                  WHEREAS, the Company has duly authorized the creation of an issue of bonds, debentures, promissory notes or other evidences of indebtedness to be issued in one (1) or more series (the "Securities") up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture; the Company has duly authorized the execution, delivery and performance by it of this Indenture to secure the Securities and to provide for the authentication and delivery thereof by the Trustee;

                  WHEREAS, the Company wishes to secure the payment of the principal of and premium, if any, and interest on all the Securities authenticated and delivered hereunder by the Trustee and issued hereunder by the Company and the covenants therein and herein contained and to mortgage, pledge and assign substantially all of its assets, including certain of the proceeds of the sale of the Securities;

                  WHEREAS, Mobile Energy will benefit from the sale of the Securities of the Company and the use of the net proceeds therefrom as contemplated herein and has duly authorized the execution, delivery and performance by it of this Indenture;

                  WHEREAS, Mobile Energy wishes to provide its guaranty to secure the Guaranteed Obligations (as defined below), including the payment of the principal of and premium, if any, and interest on all the Securities authenticated and delivered hereunder and issued by the Company and the covenants therein and herein contained; and

                  WHEREAS, all acts necessary to make this Indenture a valid instrument for the security of the Securities, in accordance with its and their terms, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH, that, for and in consideration of the premises and of the purchase of the Securities by the Holders (as defined below) thereof, and in order to secure the payment of the principal of and premium, if any, and interest on all Securities from time to time outstanding and the performance of the covenants therein and herein contained and to declare the terms and conditions on which such Securities are secured, the Company hereby grants, bargains, mortgages, sells, releases, conveys, assigns, transfers, pledges, sets over and confirms to the Trustee, and grants to the Trustee a security interest in, (a) all right, title and interest of the Company in and to the Indenture Accounts (as defined below), including any and all monies contained therein or hereafter delivered to the Trustee for deposit therein and, in each case, all monies received and the right to receive monies thereunder, and (b) all right, title and interest of the Company in and to all monies and securities from time to time held under the terms of this Indenture, and in any and all other property of every type and nature from time to time hereafter by delivery or by writing of any kind given, granted, pledged and assigned as and for additional security hereunder, by the Company or by anyone on its behalf or with its written consent, to the Trustee, which is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof;



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         TO HAVE AND TO HOLD all the same with all privileges and appurtenances hereby given, granted, pledged and assigned, or agreed or intended so to be, unto the Trustee and its successors in said trust and to it and its assigns forever;

         IN TRUST, NEVERTHELESS, for the equal and proportionate benefit and security of the Holders from time to time of all Outstanding (as defined below) Securities without any priority of any such Security over any other such Security;

         PROVIDED, HOWEVER, that the right, title and interest of the Company in and to any Debt Service Reserve Account (as defined below), including any and all monies contained therein or hereafter delivered to the Trustee for deposit therein and, in each case, all monies received and the right to receive monies thereunder, shall be held in trust solely for the equal and proportionate benefit and security of the Holders from time to time of the Outstanding Securities for the benefit of whom such Debt Service Reserve Account was established; and

         PROVIDED FURTHER, HOWEVER, that if, after the right, title and interest of the Trustee in and to the Indenture Accounts shall have ceased, terminated and become void in accordance with Article XII, and the principal of and premium, if any, and interest on the Securities shall have been paid to the Holders thereof, then and in that case this Indenture and the estate and rights hereby granted shall cease, terminate and be void, and the Trustee shall cancel and discharge this Indenture and execute and deliver to the Company such instruments as the Company shall require to evidence the discharge hereof; otherwise this Indenture shall be and remain in full force and effect; and

         THE PARTIES HEREBY COVENANT AND AGREE AS FOLLOWS:

                                   ARTICLE I.

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

         SECTION 1.1. Definitions; Construction. (a) For all purposes of this Indenture, except as otherwise expressly provided in this Indenture or unless the context otherwise requires, all terms used herein shall have the meanings set forth in Appendix A to the Intercreditor and Collateral Agency Agreement dated as of August 1, 1995 among the Trustee, First Union National Bank of Georgia, as the Tax-Exempt Indenture Trustee referred to therein, Banque Paribas, as the Working Capital Facility Provider referred to therein, The Industrial Development Board of the City of Mobile, Alabama, the Company, Mobile Energy and Bankers Trust (Delaware), as the Collateral Agent referred to therein.

         SECTION 1.2. Compliance Certificates and Opinions. Except as otherwise expressly provided by this Indenture, upon any application or request by either of the Mobile Energy Parties to the Trustee to take any action under any provision of this Indenture, the Trustee shall be entitled to receive, upon its request, an Officer's Certificate of such Mobile Energy Party stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:


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                  (a)      a statement that each individual signing such
         certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of each such individual, such individual has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with;

                  (d) a statement as to whether or not, in the opinion of each such individual, such condition or covenant has been complied with; and

                  (e) in the case of an Officer's Certificate, a statement as to whether or not any Event of Default under this Indenture has occurred and Is continuing.

         SECTION 1.3. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one (1) such Person, or that they be so certified or covered by only one (1) document, but one (1) such Person may certify or give an opinion with respect to some matters and one (1) or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one (1) or several documents.

         Any certificate or opinion of an officer of the Company or of Mobile Energy may be based, insofar as it relates to legal matters, upon an Opinion of Counsel or a certificate of counsel unless such officer knows or has reason to believe that such Opinion of Counsel or certificate with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such Opinion of Counsel or certificate may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer of either of the Mobile Energy Parties stating that the information with respect to such factual matters is in the possession of such Mobile Energy Party, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.

         Any Opinion of Counsel stated to be based on the opinion of other counsel shall be accompanied by a copy of such other opinion.

         Where any Person is required to make, give or execute two (2) or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one (1) instrument.

         SECTION 1.4. Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one (1) or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing or, alternatively, may be embodied in and evidenced by the record of Holders of Securities voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities duly called and held in accordance with the provisions of Article XIII, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record, or both are delivered to the Trustee and, when it is specifically required herein, to either of the Mobile Energy Parties. Such instrument or instruments and any such record (and the action embodied

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therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 9.1) conclusive in favor of the Trustee and the Mobile Energy Parties, if made in the manner provided in this Section 1.4. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 13.6.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the Person executing such instrument acknowledged to such officer the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer, and where such execution is by an officer of a corporation or association or a member of a partnership or limited liability company, on behalf of such corporation, association, partnership or limited liability company, such certificate or affidavit shall also constitute sufficient proof of such Person's authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that the Trustee deems sufficient.

         (c) The principal amount and serial numbers of Securities held by any Person, and the date or dates of holding the same, shall be proven by the Security Register and the Trustee shall not be affected by notice to the contrary.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security, the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof, whether or not notation of such action is made upon such Security.

         (e) Until such time as written instruments shall have been delivered with respect to the requisite percentage of principal amount of Securities for the action contemplated by such instruments, any such instrument executed and delivered by or on behalf of a Holder of Securities may be revoked with respect to any or all of such Securities by written notice by such Holder or any subsequent Holder, proven in the manner in which such instrument was proven.

         (f) Securities of any series authenticated and delivered after any Act of Holders may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any action taken by such Act of Holders. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to such action may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

         (g) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the thirtieth (30th) day (or, if later, the date of the most recent list of Holders required to be provided pursuant to
Section 10.1) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.


                                                         4

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         SECTION 1.5.  Notices, etc. to Trustee and Mobile Energy Parties.  Any
request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (a) the Trustee by any Holder, by either of the Mobile Energy Parties or by an Authorized Agent shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to the Trustee at its Corporate Trust Office, or

                  (b) the Company by the Trustee, by any Holder, by Mobile Energy or by an Authorized Agent shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture, together with a copy to it at P.O. Box 2747, 200 Bay Bridge Road, Mobile, Alabama 36652, or at any other address previously furnished in writing to the Trustee, each Holder and Mobile Energy by the Company for such purpose, or

                  (c) Mobile Energy by the Trustee, by any Holder, by the Company or by an Authorized Agent shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to Mobile Energy addressed to it at the address of its principal office specified in the first paragraph of this Indenture, or at any other address previously furnished in writing to the Trustee, each Holder and the Company by Mobile Energy for such purpose.

         SECTION 1.6. Notices to Holders; Waiver. Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder, at its address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders, and any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given.

         SECTION 1.7. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

         SECTION 1.8. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 1.9. Successors and Assigns. All covenants, agreements, representations and warranties in this Indenture by the Trustee and the Mobile Energy Parties shall bind and, to the extent permitted hereby, shall inure to the benefit of and be enforceable by their respective successors and assigns, whether so expressed or not.

         SECTION 1.10. Severability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the

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validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 1.11. Benefits of Indenture. Nothing in this Indenture or in the Securities, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 1.12. Governing Law. THIS INDENTURE SHALL, PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF (OTHER THAN SUCH SECTION 5-1401), EXCEPT THAT SUCH LAW SHALL NOT APPLY WITH RESPECT TO ANY COLLATERAL WHERE, AND TO THE EXTENT THAT, IT IS NECESSARY TO APPLY THE LAWS OF ANOTHER JURISDICTION TO PERFECT LIENS IN SUCH COLLATERAL RELATING TO DEBT ISSUED HEREUNDER.

         SECTION 1.13. Legal Holidays. In any case where any Redemption Date or Prepayment Date or the date of any Stated Maturity of any Security or of any installment of principal thereof or payment of interest thereon shall not be a Business Day, then (notwithstanding any other provision of this Indenture or such Security) payment of interest or principal, or premium, if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Redemption Date or Prepayment Date or the date of such Stated Maturity and, except as provided in the Series Supplemental Indenture establishing the terms of such Security, if such payment is timely made, no interest shall accrue for the period from and after such Redemption Date or Prepayment Date or the date of such Stated Maturity (as the case may be) to the date of such payment.

         SECTION 1.14. Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one (1) and the same instrument.

         SECTION 1.15. Projections. All projections contemplated herein (including projections prepared in connection with the determination of any Revenue Sufficiency Certification, Senior Debt Service Coverage Ratio, Senior Debt Service Requirement or Total Debt Service Coverage Ratio for a period that includes, or consists entirely of, future periods) shall be prepared by the Company in good faith based upon assumptions reasonably believed by the Company to be consistent with the Project Documents and the historical operating results of the Energy Complex as adjusted by reasonable assumptions as to future operating results; provided, however, that all projections prepared by the Company in connection with the determination of Senior Debt Service Coverage Ratios pursuant to Section 5.19(b) shall assume that (a) the Company shall receive no revenues under the Tissue Mill Energy Services Agreement upon the occurrence and during the continuation of an ESA Blockage Event with respect to the Tissue Mill Owner, the Tissue Mill Energy Services Agreement or the Tissue Mill and (b) the Company shall receive no revenues under the Paper Mill Energy Services Agreement upon the occurrence and during the continuation of an ESA Blockage Event with respect to the Paper Mill Owner, the Paper Mill Energy Services Agreement or the Paper Mill.


                                   ARTICLE II.

                                 THE SECURITIES

         SECTION 2.1. Form of Security to be Established by Series Supplemental Indenture. The Securities of each series shall be substantially in the form (not inconsistent with this Indenture, including Section 2.5 hereof) established in the Series Supplemental Indenture relating to the Securities of such series.

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         SECTION 2.2.         Form of Trustee's Authentication.  The Trustee's
certificate of authentication on all Securities shall be in substantially the following form:

                           This Security is one of the Securities referred to in
                  the within-mentioned Indenture.

                                       FIRST UNION NATIONAL BANK
                                       OF GEORGIA, as Trustee

                                       By________________________
                                         Authorized Trust Officer

         SECTION 2.3. Amount Unlimited; Issuable in Series; Limitations on Issuance. The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited. The provisions of this Section
2.3 shall not be deemed in any way to supersede the restrictions contained in Sections 5.16 and 5.17.

         The Securities may be issued in one (1) or more series. There shall be established in one (1) or more Series Supplemental Indentures, prior to the issuance of Securities of any series:

                  (a) the title of the Securities of such series (which shall distinguish the Securities of such series from all other Securities) and the form or forms of Securities of such series;

                  (b) any limit upon the aggregate principal amount of the Securities of such series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 2.7, 2.8, 2.9, 6.6 or
         11.7 and except for Securities that, pursuant to Section 2.4, are deemed never to have been authenticated and delivered hereunder);

                  (c) the date or dates on which the principal of the Securities of such series is payable, the amounts of principal payable on such date or dates and the Regular Record Dates for the determination of Holders to whom principal is payable; and the date or dates on or as of which the Securities of such series shall be dated, if other than as provided in Section 2.13;

                  (d) the rate or rates at which the Securities of such series shall bear interest, or the method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue, the Regular Record Dates for the determination of Holders to whom interest is payable and the basis of computation of interest, if other than as provided in Section 2.13(b);

                  (e) if other than as provided in Section 9.14(a), the place or places where (i) the principal of and premium, if any, and interest on Securities of such series shall be payable, (ii) Securities of such series may be surrendered for registration of transfer or exchange and
         (iii) notices and demands to or upon the Trustee in respect of the Securities of such series and this Indenture may be served;

                  (f) the price or prices at, the period or periods within, and the terms and conditions upon, which Securities of such series may be redeemed, in whole or in part, at the option of the Company;

                  (g) the obligation, if any, of the Company to redeem, purchase or repay Securities of such series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of such series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligations;

                  (h) if other than denominations of $100,000 and integral multiples of $5,000 in excess thereof, the denominations in which Securities of such series shall be issuable;

                  (i) if the Securities are to be issued in whole or in part in the form of one (1) or more global securities registered in the name of a clearing corporation or clearing agency registered under the Exchange Act, as depositary for such Securities, or a nominee of such clearing corporation or clearing agency, (i) the name of such depositary and any such nominee, (ii) any limitations on the rights of beneficial holders thereof to transfer or exchange the same or to obtain the registration of transfer thereof, (iii) any limitations on the rights of beneficial holders thereof to obtain certificates therefor in definitive form and
         (iv) any and all other matters incidental to such Securities;

                  (j) any other terms of such series (which terms shall not be inconsistent with the provisions of this Indenture); and

                  (k) any trustees, authenticating or paying agents, warrant agents, transfer agents or registrars with respect to the Securities of such series.

         SECTION 2.4. Authentication and Delivery of Securities. Subject to
Section 2.3, at any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Mobile Energy Parties to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee shall thereupon authenticate and make available for delivery such Securities in accordance with such Company Order, without any further action by the Company. No Security shall be secured by or entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication, in the form provided for herein, executed by the Trustee by the manual signature of any Authorized Trust Officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 9.1) shall be fully protected in relying upon:

                  (a) an executed Series Supplemental Indenture with respect to the Securities of such series;

                  (b) an Officer's Certificate of the Company certifying (i) as to resolutions of the Manager or Managers of the Company by or pursuant to which the terms of the Securities of such series were established,
         (ii) that all conditions precedent under this Indenture to the Trustee's authentication and delivery of such Securities have been complied with and (iii) as to the incumbency of the persons named in such Officer's Certificate;

                  (c) an Officer's Certificate of Mobile Energy to the effect set forth in clause (b) above;

                  (d) an Opinion of Counsel to the effect that (i) the form or forms and the terms of such Securities have been established by a Series Supplemental Indenture as permitted by Sections 2.1 and 2.3 in accordance with the provisions of this Indenture, (ii) the Securities of such series, when authenticated and made available for delivery by the Trustee and issued by the Company and guaranteed by Mobile Energy in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legal, valid and binding obligations of each of the Mobile Energy Parties, enforceable against such Mobile Energy Party in accordance with their terms, except as such enforceability (A) may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights and remedies generally and (B) is subject to general principles of equity (regardless of whether considered in a proceeding in equity or at law) and the discretion of the court before which proceedings may be brought and
         (iii) all laws of the State of Alabama and New York and the requirements of this Indenture, in each case in respect of the execution and delivery by the Mobile Energy Parties of such Securities, have been complied with; and

                (e) such other documents and evidence with respect to the Mobile Energy Parties as the Trustee may reasonably request.

         Prior to the authentication and delivery of a series of Securities, the Trustee shall also receive such other funds, accounts, documents, certificates, instruments or opinions as may be required by the related Series Supplemental Indenture.

         Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 2.12 together with a written statement (which need not comply with Section 1.2 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never have been or be entitled to the benefits hereof.

         SECTION 2.5. Form and Denominations. The Securities of each series shall be in registered form and may have such letters, numbers or other marks of identification and such legends or endorsements printed, lithographed, engraved, typewritten or photocopied thereon, as may be required to comply with any applicable law and the rules of any securities exchange (if any) upon which the Securities are to be listed or of any clearing corporation or clearing agency that is a Holder of such Securities in accordance with Section 2.3(i) or to conform to any usage in respect thereof, or as may, consistently herewith, be prescribed by the Manager or Managers of the Company or by the officers executing such Securities, such determination by said officers to be evidenced by their signing the Securities.

         The definitive Securities shall be printed, lithographed, engraved, typewritten, photocopied or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange upon which the Securities of such series are to be listed (if any) or of any clearing corporation or clearing agency that is a Holder of such Securities in accordance with Section 2.3(i), all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

         All Securities of any one (1) series shall be substantially identical except as to denomination and except as may otherwise be provided herein or in the Series Supplemental Indenture setting forth the terms of the Securities of such series.

         All Securities in whole or in part in the form of one (1) or more global securities in accordance with Section 2.3(i) shall comply with the requirements of the clearing corporation or clearing agency with whom the registered form of such Security will be deposited.

         SECTION 2.6. Execution of Securities. The Securities shall be executed on behalf of the Company by its president or any of its vice presidents and its secretary or assistant secretary and on behalf of Mobile Energy by its president or any of its vice presidents and its secretary or assistant secretary. The signature of any such officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at the time such signatures were affixed the proper officers of either of the Mobile Energy Parties shall bind such Mobile Energy Party notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         SECTION 2.7. Temporary Securities. Pending the preparation of definitive Securities of any series, the Mobile Energy Parties may execute, and upon receipt of a Company Order the Trustee shall authenticate and make available for delivery, temporary Securities of such series that are printed, lithographed, typewritten, photocopied or otherwise produced, in any denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

         If temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the Corporate Trust Office or at the Place of Payment, without charge to the Holder. Upon surrender for cancellation of any one (1) or more temporary Securities of any series, the Mobile Energy Parties shall execute and the Trustee shall authenticate and make available for delivery, in exchange therefor, definitive Securities of such series of authorized denominations and of like tenor and aggregate principal amount. Until so exchanged such temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

         SECTION 2.8. Registration, Transfer and Exchange. The Company shall cause to be kept a register that, subject to such reasonable regulations as the Company may prescribe, shall provide for the registration of Securities and for the registration of transfers and exchanges of Securities. This register and, if there shall be more than one (1) Security Registrar, the combined registers maintained by all such Security Registrars, are herein sometimes referred to as the "Security Register." The Trustee is hereby appointed as the initial "Security Registrar" for the purpose of registering Securities.

         If a Person other than the Trustee is appointed by the Company as Security Registrar, the Company will give the Trustee prompt notice of the appointment of the Security Registrar, and the Trustee shall have the right to inspect the Security Register at all reasonable times and to obtain copies thereof, and the Trustee shall have the right to rely upon an Officer's Certificate executed on behalf of the Security Registrar as to the names and addresses of the Holders of the Securities and the principal amounts and numbers of such Securities.

         At the option of any Holder, Securities of any series may be exchanged for other Securities of the same series to be registered in the name of such Holder, of authorized denominations and of like tenor, maturity and aggregate principal amount, upon surrender of the Securities to be exchanged at any office or agency maintained for such purpose pursuant to Section 9.14(a). Whenever any Securities are so surrendered for exchange, the Mobile Energy Parties shall execute, and the Trustee shall authenticate and make available for delivery, the Securities that the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of each of the Mobile Energy Parties, evidencing the same debt, and entitled to the same security and benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar or any transfer agent, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing.

         No service charge shall be required of any Holders participating in any transfer or exchange of Securities in respect of such transfer or exchange, but the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Securities, other than exchanges pursuant to Section 2.7, 6.6 or
11.7 not involving any transfer.

         The Security Registrar shall not be required (a) to issue, register the transfer of or exchange any Security of any series during a period (i) beginning at the opening of business fifteen (15) days before the day of the mailing of a notice of redemption of Securities of such series selected for redemption under
Section 6.2 or 7.2 and ending at the close of business on the day of such mailing and (ii) beginning on the Regular Record Date for the Stated Maturity of any installment of principal of or payment of interest on the Securities of such series and ending on the Stated Maturity of such installment of principal or payment of interest or (b) to issue, register the transfer of or exchange any Security selected pursuant to clause (i) above for redemption in whole or in part, except the unredeemed portion of any Security selected for redemption in part.

         Notwithstanding anything herein to the contrary, any transfer of the Securities of any series may be subject to restrictions, if any, set forth in the Series Supplemental Indenture relating to such series.

         SECTION 2.9. Mutilated, Destroyed, Lost and Stolen Securities. If (a) any mutilated Security is surrendered to the Trustee or either of the Mobile Energy Parties, or the Company, the Security Registrar and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and (b) there is delivered to the Company, the Security Registrar and the Trustee evidence to their satisfaction of the ownership and authenticity thereof, and such security or indemnity as may be required by them to save each of them harmless, the Company shall execute and upon the Company's request the Trustee shall authenticate and make available for delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount, bearing a number not then outstanding.

         Notwithstanding the foregoing, in case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company, upon satisfaction of the conditions set forth in clauses (a) and (b) of the immediately preceding paragraph, may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section 2.9, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith.

         Every new Security issued pursuant to this Section 2.9 in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the security and benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder (except as otherwise specifically provided in this Indenture and in the other Security Documents).

         The provisions of this Section 2.9 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         SECTION 2.10. Payment of Principal and Interest; Principal and Interest Rights Preserved. Principal of or interest on any Security that is payable, and is punctually paid or duly provided for, at any Stated Maturity shall be paid to the Person in whose name that Security (or one (1) or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such principal or interest. Payment of principal of and interest on the Securities of any series shall be made at the Corporate Trust Office or at the Place of Payment (or, if (i) and for so long as any Outstanding Securities are not issued in the form of one or more global securities registered in the name of a clearing corporation or clearing agency registered under the Exchange Act, as depositary for such Securities, or a nominee of such clearing corporation or clearing agency and (ii) such office is not in the Borough of Manhattan, the City of New York, at either such office or an office to be maintained in such Borough), or by check or in another manner or manners if so provided in the Series Supplemental Indenture creating the Securities of such series.

         Any principal of or interest on any Security of any series that is payable, but is not punctually paid or duly provided for, at any Stated Maturity of an installment of principal or payment of interest shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder to the extent that such defaulted principal or interest may be paid by the Company, at its election in each case, as provided in paragraph (a) or paragraph (b) below:

                  (a) The Company may elect to make payment of all or any portion of such defaulted principal or interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) in respect of which principal or interest is in default are registered at the close of business on a Special Record Date for the payment of such defaulted principal or interest, which shall be fixed in the following manner. The Company shall notify the Trustee and the Paying Agent in writing of the amount of defaulted principal or interest proposed to be paid on each Security of such series and the date of the proposed payment, and concurrently there shall be deposited with the Trustee or the Paying Agent an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted principal or interest or there shall be made arrangements satisfactory to the Trustee or the Paying Agent for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such defaulted principal or interest as provided in this paragraph. Thereupon, the Trustee shall fix a Special Record Date for the payment of such defaulted principal or interest (together with other amounts payable with respect to such defaulted principal or interest) that shall not be more than fifteen
         (15) nor less than ten (10) days prior to the date of the proposed payment and not less than ten (10) days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company and the Security Registrar of such Special

         Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such defaulted principal or interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each Holder of a Security of such series at such Holder's address as it appears in the Security Register, not less than ten (10) days prior to such Special Record Date. Notice of the proposed payment of such defaulted principal or interest and the Special Record Date therefor having been mailed as aforesaid, such defaulted principal or interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered on such Special Record Date.

                  (b) The Company may make, or cause to be made, payment of any defaulted principal or interest (together with other amounts payable with respect to such defaulted interest) in any other lawful manner not inconsistent with the requirements of any securities exchange (if any) on which the Securities in respect of which principal or interest is in default may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this paragraph, such payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section 2.10, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Security, and each such Security shall bear interest from whatever date shall be necessary so that neither gain nor loss in interest shall result from such registration of transfer, exchange or replacement.

         SECTION 2.11. Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Person in whose name any Security is registered shall be deemed to be the owner of such Security for the purpose of receiving payment of principal of and premium, if any, and (subject to Section 2.10) interest on such Security and (subject to Section 5.3) for all other purposes whatsoever, whether or not such Security be overdue, regardless of any notice to anyone to the contrary.

         SECTION 2.12. Cancellation. All Securities surrendered for payment, redemption, credit against any Sinking Fund payment or registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee for cancellation. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder that the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 2.12, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be destroyed and certification of their destruction delivered to the Company unless, by Company Request, the Company otherwise directs.

         SECTION 2.13. Dating of Securities; Computation of Interest. (a) Except as otherwise provided in the Series Supplemental Indenture relating to the Securities of a series, each Security of such series shall be dated the date of its authentication.

         (b) Except as otherwise provided in the Series Supplemental Indenture relating to the Securities of a series, interest on the Securities of such series shall be computed on the basis of a 360-day year consisting of twelve 30-day months and, for any period shorter than a full calendar month, on the basis of the actual number of days elapsed in such period.

         SECTION 2.14. Source of Payments Limited; Rights and Liabilities of the Mobile Energy Parties. Except as otherwise specifically provided in this Indenture and in the Guaranty, all payments of principal and premium, if any, and interest to be made in respect of the Securities and this Indenture shall be made only from, the Indenture Securities Collateral, the payments therefrom and the income and proceeds received by the Trustee or the Collateral Agent and allocable to the Trustee therefrom pursuant to the Security Documents. Each Holder, by its acceptance of a Security, agrees that (a) it will look solely to the Indenture Securities Collateral, the payments therefrom and the income and proceeds received by the Trustee or the Collateral Agent and allocable to the Trustee therefrom to the extent available for distribution to such Holder as herein provided or provided in the Security Documents and the Guaranty and (b) recourse shall be limited in accordance with Article XV.

         SECTION 2.15. Parity of Securities. (a) Except as otherwise specifically provided in this Indenture and the other Security Documents, all Securities of a series issued and Outstanding hereunder rank on a parity with each other Security of the same series and with all Securities of each other series and each Security of a series shall be secured equally and ratably by this Indenture and the Security Documents with each other Security of the same series and with all Securities of each other series, without preference, priority or distinction of any one (1) thereof over any other by reason of difference in time of issuance or otherwise, and each Security of a series shall be entitled to the same benefits and security in this Indenture and the Security Documents as each other Security of the same series and with all Securities of each other series.

         (b) Notwithstanding anything herein to the contrary, the right, title and interest of the Company in and to any Debt Service Reserve Account, including all monies contained therein or hereafter delivered to the Trustee for deposit therein and, in each case, all monies received and the right to receive monies thereunder, shall be held in a separate account in trust solely for the equal and proportionate benefit and security of the Holders from time to time of the Outstanding Securities for the benefit of whom such Debt Service Reserve Account was established.

         SECTION 2.16. Allocation of Principal and Interest. Each payment of principal of and premium, if any, and interest on each Security shall be applied, first, to the payment of accrued but unpaid interest on such Security (as well as any interest on overdue principal or, to the extent permitted by applicable Law, overdue interest) to the date of such payment, second, to the payment of the principal amount of and premium, if any, on such Security then due (including any overdue installment of principal) thereunder and, third, the balance, if any, to the payment of the principal amount of and premium, if any, on such Security remaining unpaid.


                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

         Each of the Mobile Energy Parties represents and warrants, as of the Closing Date, to the Trustee as follows:

         SECTION 3.1. Organization, Power and Status of Mobile Energy Parties. The Company (a) is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Alabama and (b) is duly authorized to do business and is in good standing in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary. Mobile Energy (i) is a corporation duly formed, validly existing and in good standing under the laws of the State of Alabama and (ii) is duly authorized to do business and is in good standing in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary. Each of the Mobile Energy Parties has all requisite limited liability company or corporate (as the case may be) power and authority to own and operate the property it purports to own and to carry on its business as now being conducted and as proposed to be conducted in respect of the Energy Complex.

         SECTION 3.2. Authorization; Enforceability; Execution and Delivery. (a) Each of the Mobile Energy Parties has all necessary limited liability company or corporate (as the case may be) power and authority to execute, deliver and perform its obligations under this Indenture, the Securities and each other Project Document to which it is a party.

         (b) All action on the part of each of the Mobile Energy Parties that is required for the authorization, execution, delivery and performance of this Indenture, the Securities and each other Project Document to which such Mobile Energy Party is a party has been duly and effectively taken, except (in the case of the Project Contracts) such actions the failure to take would not reasonably be expected to have a Material Adverse Effect; and the execution, delivery and performance by each of the Mobile Energy Parties of this Indenture, the Securities and each such other Project Document does not require the approval or consent of any holder or trustee of any Debt or other obligations of such Mobile Energy Party that has not been obtained.

         (c) This Indenture and each other Project Document to which either of the Mobile Energy Parties is a party has been duly executed and delivered by such Mobile Energy Party. Each of this Indenture, the Securities and each other Project Document to which either of the Mobile Energy Parties is a party constitutes a legal, valid and binding obligation of such Mobile Energy Party, enforceable against it in accordance with the terms thereof (other than with respect to step-in rights or arbitration provisions or to agreements to agree at future dates, as to which no representation or warranty is made), except as such enforceability (i) may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws relating to or affecting the enforcement of creditors' rights and remedies generally and
(ii) is subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and the discretion of the court before which any proceeding therefor may be brought and to public policy or Federal or state laws that may limit rights to indemnification.

         SECTION 3.3. No Conflicts; Laws and Contracts; No Default. (a) Neither the execution and delivery of this Indenture, the Securities and each other Project Document to which either of the Mobile Energy Parties is a party nor the consummation of any of the transactions contemplated hereby or thereby nor performance of or compliance with the terms and conditions hereof or thereof (i) contravenes any Governmental Approvals or any provision of Law applicable to either of the Mobile Energy Parties or to any of the Collateral, (ii) conflicts or is inconsistent with or constitutes a default under or results in the violation of the provisions of the Articles of Organization of the Company or the Operating Agreement or the articles of incorporation or by-laws of Mobile Energy or, unless such conflict, inconsistency, default or violation would not reasonably be expected to have a Material Adverse Effect, of any other Project Document or any indenture, mortgage, deed of trust, sale/leaseback agreement, loan agreement or other similar financing agreement or instrument or other agreement or instrument to which either of the Mobile Energy Parties is a party or by which either of the Mobile Energy Parties or any of its property or assets is bound or to which either may be subject or (iii) results in the creation or imposition of any Liens (other than Permitted Liens) on any of the property or assets of either of the Mobile Energy Parties, or results in the acceleration of any obligation of either of the Mobile Energy Parties, that would reasonably be expected to have a Material Adverse Effect.

         (b) Each of the Mobile Energy Parties and the Energy Complex is in compliance with all Laws applicable to the Mobile Energy Parties or the Energy Complex (as the case may be), unless such non-compliance would not reasonably be expected to have a Material Adverse Effect.

         (c) Neither of the Mobile Energy Parties nor (to the knowledge of the Mobile Energy Parties) any other party to a Project Document is in material default in the performance of any term, covenant or obligation under any Project Document; no event has occurred that with lapse of time, notice or both could result in a default under a Project Document by either of the Mobile Energy Parties or (to the knowledge of the Mobile Energy Parties) any other party thereto that would reasonably be expected to have a Material Adverse Effect; no material force majeure event has occurred and is continuing under any Project Document; and (to the knowledge of the Mobile Energy Parties) each Project Document is in full force and effect.

         SECTION 3.4. Governmental Approvals. All material Governmental Approvals that are required to be obtained as of the date hereof by or on behalf of either of the Mobile Energy Parties in connection with (a) the capital improvements contemplated by the Capital Budget, and operation and maintenance of the Energy Complex (including the provision of Processing Services pursuant to the Energy Services Agreements and the Master Operating Agreement) and (b) the issuance of the Securities and the Guaranty and the execution, delivery and performance by the Mobile Energy Parties of the Project Documents to which they are parties are in effect on the date hereof. Each of the material Governmental Approvals required to be obtained as of the date hereof by either of the Mobile Energy Parties has been duly obtained, was (to the knowledge of the Mobile Energy Parties) validly issued and is in full force and effect. The Mobile Energy Parties are in compliance with all material Governmental Approvals required to be obtained as of the Closing Date unless such noncompliance would not reasonably be expected to result in a Material Adverse Effect. Neither of the Mobile Energy Parties has any reason to believe that it will be unable to obtain the Governmental Approvals that are not required to be obtained prior to the Closing Date in the ordinary course of business, without substantial expense, and at such time or times as may be necessary to avoid any delay in, or material impairment to, the consummation and performance of the transactions as contemplated by this Indenture and the other Project Documents.

         SECTION 3.5. Litigation. There are no claims, actions, suits, investigations or proceedings at law or in equity by or before any arbitrator or any Governmental Authority now pending or (to the knowledge of the Mobile Energy Parties) threatened against either of the Mobile Energy Parties or (to the knowledge of the Mobile Energy Parties) now pending or threatened against any Affiliate thereof, or any property or other assets or rights of either of the Mobile Energy Parties or any Affiliate thereof with respect to this Indenture, any other Project Document or the Energy Complex, that would reasonably be expected to result in a Material Adverse Effect.

         SECTION 3.6. Utility Regulation. Neither the Trustee or the Collateral Agent nor any Holder will be as of the Closing Date (under applicable Law as of the date hereof and solely as a result of the ownership, operation and maintenance of the Energy Complex by either of the Mobile Energy Parties, the purchase and ownership of the Securities or any other transaction contemplated by the Financing Documents) subject to regulation under the Federal Power Act of 1920 or by the State of Alabama Public Service Commission or otherwise be subject to rate regulation under Federal, state or local Law; neither of the Mobile Energy Parties is, nor as of the Closing Date will be, subject to rate regulation under Federal, state or local Law; and none of the execution, delivery or performance by each of the Mobile Energy Parties of all the provisions of the Project Documents as in effect on the Closing Date to which such Mobile Energy Party is a party will violate Chapter 14 of Title 37 of the Code of Alabama

(1975): Service Territories for Electric Suppliers as in effect on the Closing Date.

         SECTION 3.7. Collateral. (a) The Company has, or has valid and enforceable rights to acquire, good, valid title or valid leasehold rights in and to all of the Collateral purported to be covered by the Security Documents to which it is a party and is the owner and holder of a valid and subsisting leasehold estate to the interests in the Site and the tangible personal property forming a part of the Collateral purported to be covered by the Security Documents to which it is a party, subject only to Permitted Liens, and is lawfully possessed of, or has valid and enforceable rights to acquire, a valid and subsisting grant for a term in and of the Easements, subject only to Permitted Liens.

         (b) With respect to the personal property forming a part of the Collateral, all filings, recordings, registrations and other actions have been made, obtained and taken in all relevant jurisdictions that are necessary to create and perfect the Liens in all right, title, estate and interest of the Company in the Collateral covered thereby subject to no Liens other than Permitted Liens.

         (c) The Mobile Energy Parties have obtained and hold in full force and effect, or have the right to obtain (or are in the process of obtaining and expect to obtain in the ordinary course of business), all patents, trademarks, copyrights and other such rights or adequate licenses therein, free from restrictions that could reasonably be expected to result in a Material Adverse Effect, that are necessary for the ownership, construction, operation and maintenance of the Energy Complex.

         SECTION 3.8. Taxes. Each of the Mobile Energy Parties has filed, or caused to be filed, all tax and information returns that are required to have been filed by it in any jurisdiction and has paid (prior to their delinquency dates) all taxes shown to be due and payable on such returns and all other taxes and assessments payable by it, to the extent the same have become due and payable, except to the extent there is a Good Faith Contest thereof by either of the Mobile Energy Parties.

         SECTION 3.9. Environmental Matters. (a) To the knowledge of the Mobile Energy Parties, neither the Site nor the Energy Complex has been contaminated with Hazardous Materials that requires remediation under any applicable Environmental Requirement, except where such remediation would not have a Material Adverse Effect.

         (b) The Company, the Energy Complex and the Site are in compliance with all applicable Environmental Requirements affecting the Site and the Energy Complex, except where noncompliance would not reasonably be expected to have a Material Adverse Effect; and (to the knowledge of the Mobile Energy Parties) there are no environmental conditions that could reasonably be expected to materially interfere with the commercial operation of the Energy Complex.

         SECTION 3.10. Business; Mobile Energy Assets. (a) Neither of the Mobile Energy Parties has engaged in any business or activity other than in connection with the acquisition, development, ownership, operation and financing of the Energy Complex as contemplated by the Project Documents to which such Mobile Energy Party is a party (or, in the case of Mobile Energy, the ownership of the Company).

         (b) Mobile Energy's sole material non-cash assets consist of its ownership interest in the Company and its rights in respect of the Southern Master Tax Sharing Agreement.

         SECTION 3.11. Employee Benefit Plans. Neither of the Mobile Energy Parties, nor any other Person who is a member of a controlled group of corporations or a group of trades or businesses under common control with the Mobile Energy Parties (within the meaning of Section 414 of the Code), has (a) failed to fulfill its obligations under or to comply in any material respect with the requirements of ERISA or the Code with respect to any employee benefit plans, (b) sought a waiver of the minimum funding standard of Section 412 of the Code, (c) failed to make any contribution or payment to or in respect of any employee benefit plan required to be made by law or by the terms of such plan,
(d) made any amendment to any employee benefit plan that has resulted or should result in the imposition of a lien or the posting of a bond or other security under ERISA or the Code or (e) incurred any liability under Title IV of ERISA other than a liability to the Pension Benefit Guaranty Corporation for premiums under Section 4007 of ERISA, if such event or condition set forth in clauses (a) through (e) above, together with all such other events or conditions, causes either of the Mobile Energy Parties to incur or be reasonably likely to incur, or any other member of such controlled group to incur any liability for which such Mobile Energy Party would be subject to, a liability that is material in relation to the financial position of such Mobile Energy Party.


                                   ARTICLE IV.

                               INDENTURE ACCOUNTS

         SECTION 4.1. Establishment of Indenture Securities Account. An account designated the "Indenture Securities Account" is hereby established and created with the Trustee. The following subaccounts of the Indenture Securities Account are hereby established and created with the Trustee: (a) "Indenture Securities Interest Subaccount"; (b) "Indenture Securities Principal Subaccount"; and (c) "Indenture Securities Redemption Subaccount."

         SECTION 4.2. Payments into Indenture Securities Account. The Indenture Securities Account shall be funded with (a) monies transferred by the Collateral Agent from the Revenue Account pursuant to Section 3.11(e)(ii) of the Intercreditor Agreement, (b) monies transferred by the Collateral Agent from the Maintenance Reserve Account pursuant to Section 3.5(c) of the Intercreditor Agreement, (c) monies transferred by the Collateral Agent from the Distribution Account pursuant to Section 3.8(b) of the Intercreditor Agreement, (d) monies transferred by the Collateral Agent from the Subordinated Fee Account pursuant to Section 3.7(b) of the Intercreditor Agreement, (e) monies transferred by the Collateral Agent from the Subordinated Debt Account pursuant to Section 3.6(b) of the Intercreditor Agreement, (f) Loss Proceeds transferred by the Collateral Agent from the Loss Proceeds Account pursuant to Section 3.10 of the Intercreditor Agreement and (g) monies on deposit in the Mill Owner Maintenance Reserve Account used pursuant to the proviso contained in Section 5.22. The Trustee shall deposit all monies received by it for (i) payment of interest on the Securities at Stated Maturity into the Indenture Securities Interest Subaccount, (ii) payment of principal of the Securities at Stated Maturity into the Indenture Securities Principal Subaccount and (iii) redemption of Securities other than at Stated Maturity into the Indenture Securities Redemption Subaccount, in each case as specified in the Officer's Certificate of the Company delivered pursuant to Section 3.11 of the Intercreditor Agreement (which the Company shall deliver to the Trustee) and in each case for disbursement in accordance with Section 4.3.

         SECTION 4.3. Application of Funds in Indenture Securities Account. (a) The Trustee is hereby authorized and directed to disburse from (i) the Indenture Securities Interest Subaccount, the amount required to pay interest on Securities when due (whether on an Interest Payment Date or at any other Stated Maturity, but not on any Redemption Date or Prepayment Date), (ii) the Indenture Securities Principal Subaccount, the amount required to pay principal of the Securities when due (whether on a Principal Payment Date or at any other Stated Maturity, but not on any Redemption Date or Prepayment Date) and (iii) the Indenture Securities Redemption Subaccount, the amount required to pay principal of and premium, if any, and interest on the Securities when due otherwise than at Stated Maturity (whether upon acceleration or on any Redemption Date or Prepayment Date); provided, however, that if there are insufficient monies in
(A) the Indenture Securities Interest Subaccount to pay the interest then due on the Securities, then the Trustee shall, in the following order of priority: first, transfer monies on deposit in the Indenture Securities Redemption Subaccount and, second, transfer monies on deposit in the Indenture Securities Principal Subaccount to the Indenture Securities Interest Subaccount to be applied to make such payment, (B) the Indenture Securities Principal Subaccount to pay the principal then due on the Securities, then the Trustee shall transfer monies on deposit in the Indenture Securities Redemption Subaccount to the Indenture Securities Principal Subaccount to be applied to make such payment and
(C) the Indenture Securities Redemption Subaccount to pay the principal of and premium, if any, and interest on the Securities then due upon acceleration or on any Redemption Date or Prepayment Date, then the Trustee shall transfer monies on deposit in the Indenture Securities Principal Subaccount and the Indenture Securities Interest Subaccount (but only, in each case, to the extent such monies are in excess of the amount necessary for the payment of principal of and interest on the Securities not being redeemed or prepaid) to be applied to make such payment.

         SECTION 4.4. Payments into Debt Service Reserve Accounts. Subject to
Section 4.6, each Debt Service Reserve Account (if any) shall be funded (a) with monies to be deposited therein on the date of original issuance of any Securities for whose benefit any such Debt Service Reserve Account was established and created, in accordance with the Series Supplemental Indenture establishing such Securities, and (b) with monies to be transferred thereto by the Collateral Agent pursuant to Section 3.11(g)(i) of the Intercreditor Agreement, in the case of clauses (a) and (b) above, to the extent necessary so that the amount of monies, together with the Available Amount under any Reserve Account Security, then on deposit in such Debt Service Reserve Account shall be equal to the Debt Service Reserve Account Required Balance in respect of such Debt Service Reserve Account.

         SECTION 4.5. Application of Funds in Debt Service Reserve Accounts. If, following the application of monies on deposit in the Indenture Securities Account in accordance with Section 4.3, amounts are due and owing in respect of principal of or premium, if any, or interest on any Securities for whose benefit a Debt Service Reserve Account was established and created, in accordance with the Series Supplemental Indenture establishing such Securities, the Trustee shall, in the following order of priority: first, apply monies then on deposit in such Debt Service Reserve Account; second, draw upon any Reserve Account Letter of Credit on deposit in such Debt Service Reserve Account pursuant to
Section 4.6(d) in an amount up to the Available Amount thereunder and apply the monies in respect thereof; and third, call upon any Southern Guaranty on deposit in such Debt Service Reserve Account pursuant to Section 4.6(d) in an amount up to the Available Amount thereunder and apply the monies in respect thereof, in each case, directly to the payment (to the extent necessary) of such amounts due and owing in respect of such Securities; provided, however, that, prior to a Trigger Event, if an Event of Default has occurred and is then continuing, the Trustee shall provide notice thereof to the Collateral Agent, and the Collateral Agent shall (to the extent necessary), in the following order of priority, transfer monies on deposit in the Distribution Account, the Subordinated Fee Account and the Subordinated Debt Account (including then Available Amounts under any Reserve Account Security on deposit therein) in accordance with and subject to Sections 3.8, 3.7 and 3.6, respectively, of the Intercreditor Agreement, to the Trustee for application to the payment of such amounts due and payable in respect of such Securities, prior to the application of monies pursuant to clauses first, second and third above.

         SECTION 4.6. Reserve Account Security. (a) Subject to Section 4.6(c), the Company shall not be required at any time to deposit any monies into any Debt Service Reserve Account, and the Company shall be entitled from time to time to withdraw monies on deposit in such Debt Service Reserve Account, provided that and for so long as Reserve Account Security having an Available Amount thereunder equal to the amount of such monies otherwise required to be and not so deposited or the amount of such monies so withdrawn (as the case may be) shall have been delivered to the Trustee, at or prior to such time, for deposit into such Debt Service Reserve Account. At the time of any such deposit, the Trustee shall be entitled to receive, and (subject to Section 9.1) shall be fully protected in relying upon, an Opinion of Counsel to the effect that such Reserve Account Security (i) is permitted by this Section 4.6 and has been delivered in accordance with the provisions hereof, (ii) has been duly authorized, executed and delivered by the provider thereof and (iii) constitutes a legal, valid and binding obligation of such provider, enforceable against such provider in accordance with its terms, except as such enforceability (A) may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights and remedies generally as such laws would apply in the event of a bankruptcy, insolvency or reorganization of, or other similar occurrence with respect to, such provider and (B) is subject to general principles of equity (regardless of whether considered in a proceeding in equity or at law) or other customary qualifications and limitations. The Company may from time to time, at its discretion, replace or reduce the Available Amount (in whole or in part) under any Reserve Account Security on deposit in any Debt Service Reserve Account with other Reserve Account Security having an Available Amount thereunder, or with monies in an amount, equal to the Available Amount so replaced or reduced.

         (b) Each Reserve Account Security on deposit in any Debt Service Reserve Account shall provide that not less than forty-five (45) days prior to the occurrence of a Termination Event with respect to such Reserve Account Security, the provider thereof shall deliver written notice to the Trustee and the Company of such occurrence. The Company shall provide notice to the Trustee of the occurrence of any Credit Standard Event or Default Event within three (3) Business Days of its actual or constructive knowledge of the event giving rise to such occurrence.

         (c) If (in lieu of any monies required to be deposited into, or in replacement of monies or other Reserve Account Security on deposit in, any Debt Service Reserve Account) any Reserve Account Security is on deposit in such Debt Service Reserve Account pursuant to Section 4.6(a), then, immediately upon the occurrence of a Required Deposit Event with respect to such Reserve Account Security, the Company agrees to deposit into such Debt Service Reserve Account an amount of monies equal to the Required Deposit with respect to such Required Deposit Event.

         (d) If the Company fails to make any Required Deposit pursuant to
Section 4.6(c) as and when due, then the Trustee shall, and is hereby authorized and directed to, draw or call upon such Reserve Account Security in an amount equal to the amount of such Required Deposit that the Company so failed to deposit; provided, however, that, if a Required Deposit Event occurs at a time when more than one (1) Reserve Account Letter of Credit or Southern Guaranty is on deposit in such Debt Service Reserve Account, the Trustee may elect, subject to Section 4.5, the order in which the Trustee shall draw upon such Reserve Account Letters of Credit or call upon such Southern Guaranties (as the case may be). Any amounts drawn or called upon by the Trustee under any Reserve Account Security on deposit in any Debt Serve Reserve Account shall be deposited into such Debt Service Reserve Account. The Company's obligations under Section 4.6(c) shall be satisfied to the extent of any such deposit.

         SECTION 4.7. Investment of Monies in the Indenture Accounts. (a) Amounts deposited in the Indenture Accounts, at the written request and direction of the Company, shall be invested by the Trustee in Permitted Investments. Such Permitted Investments shall mature in such amounts and not later than such times as may be necessary to provide monies when needed to make payments from such monies as provided in this Indenture. Net interest or gain received from such Permitted Investments shall remain in the respective subaccounts of the Indenture Securities Account and in each Debt Service Reserve Account (if any) pending application as provided in this Indenture, provided that (i) to the extent that monies on deposit in any Debt Service Reserve Account (together with then Available Amounts under any Reserve Account Security deposited therein) exceed the Debt Service Reserve Account Required Balance therefor, such monies shall be transferred to the Collateral Agent for deposit into the Revenue Account and (ii) net interest on monies deposited into the Indenture Securities Account Principal Subaccount shall be transferred to the Indenture Securities Account Interest Subaccount immediately prior to each Monthly Transfer Date. In the event monies are required for payment of any amounts to be paid by the Trustee pursuant to Article VI in respect of any series of Securities and for any payment of the principal of or premium, if any, or interest on any series of Securities, the Trustee shall, at the written request and direction of the Company, sell such Permitted Investments as required to restore to cash such amounts as are needed for any such payments. Absent written instructions from the Company, the Trustee shall invest the amounts held in the Indenture Securities Account and each Debt Service Reserve Account (if any) in Permitted Investments described in clause (a) of the definition thereof. All such Permitted Investments shall be made in the name of the Trustee (it being understood and agreed that the Trustee shall not be responsible for losses in respect thereof) and shall be made in such manner as to preserve the Lien of this Indenture thereon. The Trustee shall maintain records reflecting the interest of each Indenture Account in such Permitted Investments.

         (b) In computing the amount in any Indenture Account (or any other separate account or fund created under the provisions of, and for any purpose provided in, this Indenture), each Permitted Investment on deposit therein shall be valued at the fair value thereof, including accrued interest thereon. On the Business Day immediately preceding each Monthly Transfer Date and the date of any withdrawal of monies on deposit in any Indenture Account, the Trustee shall so value each Permitted Investment on deposit in such Indenture Account and, promptly thereafter, shall notify the Company, the Collateral Agent and the Independent Engineer as to the amount of any deficiency or surplus in such Indenture Account as of such date based upon such valuation.

         (c) In addition to the records referenced above, the Trustee shall keep and retain or cause to be kept and retained, until at least six (6) years after the discharge and retirement of the Securities, whether at maturity, redemption or acceleration, the following records with respect to Permitted Investments:
(i) purchase price, (ii) type of investment, (iii) accrued interest paid, (iv) interest rate (if applicable), (v) principal amount, (vi) maturity date, (vii) interest payment date (if applicable), (viii) date of liquidation and (ix) receipt upon liquidation. If any investment is retained following the date the last Security is retired, the records required to be kept by the Trustee shall include the fair value of such investment on the date the last Security is retired. Amounts shall be segregated wherever held in order to maintain the foregoing records.

         SECTION 4.8. Monies to be Held in Trust. All monies required to be deposited with or paid to the Trustee for the account of any Indenture Account under any provision of this Indenture and all investments made therewith, and all investments made therewith, and all monies withdrawn from any Indenture Account and held by the Trustee or any Paying Agent, shall be held by the Trustee or the Paying Agent in trust, and while so held shall be held in trust for the Holders of the Securities.

         SECTION 4.9. Dominion and Control. The Company hereby transfers, assigns and sets over all of its right, title and interest in and to all amounts deposited or held in any Indenture Account and grants the Trustee (acting on behalf of the Holders of the Securities) sole dominion and control over such amounts. Neither of the Mobile Energy Parties shall have the right to withdraw monies from any Indenture Account hereunder.


                                   ARTICLE V.

                                    COVENANTS

         Each of the Mobile Energy Parties hereby covenants and agrees that so long as this Indenture is in effect and any Securities remain Outstanding:

         SECTION 5.1. Payment of Principal, Premium, if any, and Interest; Mobile Energy as Guarantor. (a) The Company shall duly and punctually pay, or cause to be paid, the principal of and premium, if any, and interest on, and all other amounts payable in respect of, the Securities of each series in accordance with their terms and the terms of this Indenture and of the related Series Supplemental Indenture.

                  (b) Subject to Article XIV, Mobile Energy agrees to act as guarantor on the Securities, and agrees that the Trustee on behalf of the Holders of the Securities may enforce payment of the principal of and premium, if any, and interest on, and all other amounts payable in respect of, the Securities against Mobile Energy to the same extent as the Trustee may against the Company.

         SECTION 5.2. Maintenance of Insurance. The Company shall maintain or cause to be maintained on its behalf the required insurance policies in accordance with Schedule 5.2. All property and liability insurance policies shall name the Collateral Agent as an additional insured and the Collateral Agent as loss payee. If at any time any of the required insurance (other than lenders' policy title insurance) shall no longer be available on commercially reasonable terms and premiums, the Company shall procure substitute insurance coverage that is the most equivalent to the required coverage and that is available on commercially reasonable terms and premiums.

         SECTION 5.3. Reporting Requirements. The Mobile Energy Parties shall furnish to the Trustee, and to any Holder of a Security or an owner of a beneficial interest therein requesting the same in writing (whether or not either of the Mobile Energy Parties is then required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act):

                  (a) As soon as practicable and in any event within sixty (60) days after the end of the first, second and third Fiscal Quarters of each Fiscal Year of the Company (commencing with the Fiscal Quarter ending September 30, 1995) or, in the case of any such request made after such sixty (60) day period, promptly thereafter, an unaudited balance sheet of the Company as of the last day of such Fiscal Quarter and the related statements of income, cash flows and members' equity of the Company and (in the case of such second and third Fiscal Quarters) for the applicable portions of the Fiscal Year ending with the last day of such Fiscal Quarter, setting forth (except in the case of any such Fiscal Quarter ending prior to March 31, 1996) in each case in comparative form corresponding unaudited figures from the preceding Fiscal Year, all in accordance with GAAP, and accompanied by a written statement of an Authorized Officer of the Company to the effect that such financial statements fairly represent the Company's financial condition and results of operations at and as of their date in accordance with GAAP.

                  (b) As soon as practicable and in any event within one hundred twenty (120) days after the end of each Fiscal Year of the Company (commencing with the Fiscal Year ending December 31, 1995) or, in the case of any such request made after such period, promptly thereafter,
         (i) a balance sheet of the Company as of the end of such Fiscal Year and the related statements of income, cash flow and members' equity of the Company during such Fiscal Year setting forth (except in the case of the Fiscal Year ending December 31, 1995) in each case in comparative form corresponding figures from the preceding Fiscal Year, all in accordance with GAAP, accompanied by an audit report thereon of a firm of independent public accountants of recognized national standing, which opinion shall state that such financial statements fairly represent the Company's financial condition and results of operations at and as of their date in accordance with GAAP, (ii) a certification of such accountants stating that, in the course of making the examinations necessary for their opinion, they obtained no knowledge, except as specifically stated, of any event or condition that constitutes (or that, upon notice or lapse of time or both, would constitute) an Event of Default, (iii) management's discussion and analysis of financial condition and results of operations prepared in accordance with Item 303 of Regulation S-K under the Securities Act and
         (iv) such other matters as determined by the Mobile Energy Parties.

                  (c) With each annual or quarterly financial statement furnished pursuant to Section 5.3(a) or 5.3(b), an Officer's Certificate of Mobile Energy or the Company (as applicable) certifying as to (i) the aggregate amount of all Restricted Payments made by the Company and (ii) the entering into by the Company of any additional Project Documents or of any amendments, replacements or modifications of, or any notices of termination received by either of the Mobile Energy Parties with respect to, any of the Project Documents (together with copies of any such additional Project Documents or amendments, replacements, modifications or notices attached to such Officer's Certificate), in the case of clauses (i) and (ii) above, during the period covered by such financial statement.

                  (d) Not less often than annually, a brief certificate (complying with the provisions of Section 314(a)(4) of the Trust Indenture Act) from the principal executive officer, principal financial officer or principal accounting officer of each of the Mobile Energy Parties as to such officer's knowledge of such Mobile Energy Party's compliance with all conditions and covenants under this Indenture (or, if either of the Mobile Energy Parties is not so in compliance, a description of any such non-compliance). For purposes of this paragraph, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

                  (e)      Each of the following items:

                           (i) promptly after any Authorized Officer of either
                  of the Mobile Energy Parties learns or shall become aware of the occurrence thereof, written notice of the occurrence of any event or condition that constitutes (or that, upon notice or lapse of time or both, would constitute) an Event of Default, specifically stating that such event or condition has occurred and describing it and the action being or proposed to be taken with respect thereto;

                           (ii) written notice of the occurrence of any Event of
                  Eminent Domain or any Event of Loss and an Officer's Certificate of the Company setting forth the details thereof and the action being or proposed to be taken with respect thereto;

                           (iii) written notice of the occurrence of any event
                  giving rise, or reasonably expected to give rise, to a claim under any insurance policy maintained in respect of the Energy Complex in an amount greater than $5,000,000;

                           (iv) promptly after any Authorized Officer of either
                  of the Mobile Energy Parties learns or shall become aware of the occurrence thereof, written notice of the occurrence of any event or condition that constitutes a material violation by either of the Mobile Energy Parties of any Environmental Requirement; and

                           (v) any other information required to be furnished by
                  the Mobile Energy Parties to the Tax-Exempt Trustee pursuant to the Tax- Exempt Security Documents.

                  (f) If the Company has deposited a Southern Guaranty into, and for so long as such Southern Guaranty remains on deposit in, any Reserve Account Security Account pursuant to the terms of this Indenture or the Intercreditor Agreement, the Company shall cause Southern to provide to the Trustee or the Collateral Agent (as the case may be) no later than forty-five (45) days after the end of each fiscal quarter of Southern, an Officer's Certificate of Southern certifying as to the determination of whether or not the Southern Credit Standard has been satisfied as of the end of such fiscal quarter.

         SECTION 5.4. Maintenance of Existence and Governmental Approvals; Rate Regulation. (a) Each of the Mobile Energy Parties shall at all times preserve and maintain in full force and effect (i) its existence and form as a limited liability company or corporation (as the case may be) and its good standing under the laws of its state of organization or incorporation (as the case may be) and (ii) its qualification to do business in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business as conducted or proposed to be conducted makes such qualification necessary.

         (b) Each of the Mobile Energy Parties shall obtain and maintain in full force and effect all Governmental Approvals (including maintaining compliance with Environmental Requirements) except where the failure to obtain and maintain in full force and effect such Governmental Approvals or the noncompliance with such Environmental Requirements would not have a Material Adverse Effect.

         (c) Each of the Mobile Energy Parties shall preserve and maintain good and marketable title to its properties and assets (subject to no liens other than Permitted Liens).

         (d) Each of the Mobile Energy Parties shall pay all taxes and other governmental charges except where such taxes or charges are being contested in a Good Faith Contest and where the failure to pay such taxes or charges does not affect the enforceability of the Project Documents.

         (e) If (i) either of the Mobile Energy Parties shall be subject to regulation as to rates with respect to the provision of Processing Services or
(ii) the revenues or other amounts received or receivable by the Company under the Project Contracts for the use of Processing Services or other services and facilities of the Energy Complex shall be subject to regulation, in either case by any Governmental Authority having jurisdiction over either of the Mobile Energy Parties under Federal, state or local law, then the Mobile Energy Parties shall (A) prior to the issuance by such Governmental Authority of any order with respect to such regulation (whether or not final or subject to review on appeal), contest such regulation in a Good Faith Contest and (B) within fifteen
(15) days following (1) the issuance by such Governmental Authority of a binding order (which shall be final and not be subject to review on appeal) to the effect that either of the Mobile Energy Parties, or such revenues or other amounts, shall be subject to such regulation and (2) any amendment or other modification (adverse in any respect) of the provisions of such final and non-appealable order by, or the issuance of another binding order (which shall be final and not be subject to review on appeal and shall not constitute an amendment or other modification to an existing order) of, or the taking of other action relating to either such final and non-appealable order that would reasonably be expected to have a Material Adverse Effect by, such Governmental Authority (or another Governmental Authority having jurisdiction over either of the Mobile Energy Parties under Federal, state or local law) affecting such regulation, provide a Revenue Sufficiency Certification (based upon and after giving effect to such regulation) to the Trustee.

         SECTION 5.5. Nature of Business. Neither of the Mobile Energy Parties shall engage in any business other than the ownership, financing, operation, maintenance and improvement of the Energy Complex as contemplated by the Project Documents. If Mobile Energy acquires more than nominal assets (excluding (a) its ownership of member interests in the Company, (b) its rights under the Southern Master Tax Sharing Agreement and (c) any Contract providing for administrative services), Mobile Energy shall immediately grant a first priority security interest therein to the Collateral Agent on behalf of the Senior Secured Parties on the same conditions as set forth in the Mortgage and the other Security Documents.

         SECTION 5.6. Operation and Maintenance. The Company shall, and shall cause the Operator to, use, maintain and operate the Energy Complex and the Site in compliance with Prudent Plant Operating Standards and the material provisions of all relevant Project Documents, except where noncompliance would not have a Material Adverse Effect.

         SECTION 5.7. Compliance with Law and Organizational Documents. (a) Each of the Mobile Energy Parties shall comply with, and the Company shall ensure that the Energy Complex is maintained and operated in compliance with, and shall make such alterations to the Energy Complex and the Site as may be required for compliance with, all applicable Governmental Approvals and all material applicable Laws, except where noncompliance would not have a Material Adverse Effect.

         (b) Each of the Mobile Energy Parties shall comply with all material provisions of the Articles of Organization or its articles of incorporation (as the case may be).

         SECTION 5.8. Prohibition on Fundamental Changes and Disposition of Assets. (a) Neither of the Mobile Energy Parties shall enter into any transaction of merger or consolidation, change its form of organization or liquidate or dissolve itself (or suffer any liquidation or dissolution). Neither of the Mobile Energy Parties shall purchase or otherwise acquire all or substantially all of the assets of any other Person.

         (b) Neither of the Mobile Energy Parties shall amend, modify or otherwise change the Articles of Organization or its articles of incorporation (as the case may be) in any manner that would reasonably be expected to have a Material Adverse Effect or that alters or supersedes any of the provisions of such organizational documents concerning (i) nature of business, (ii) the requirement of an independent director (with respect to Mobile Energy), (iii) the Manager of the Company, (iv) unanimous votes for certain matters, (v) commingling of funds and (vi) maintaining separateness and observing corporate or other entity formalities.

         (c) Except as contemplated by the Financing Documents, neither of the Mobile Energy Parties shall sell, lease (as lessor) or otherwise transfer (as transferor) any property or assets material to the operation of the Energy

Complex except in the ordinary course of business to the extent that such property is worn out or is no longer useful or necessary in connection with the operation of the Energy Complex; provided, however, that to the extent the aggregate fair market value of all sales, leases and other transfers (other than any such transfers from Mobile Energy to the Company) in any Fiscal Year exceeds $2,000,000 (multiplied by the GDPIPD Factor in effect at the time of such sale, lease or transfer), neither of the Mobile Energy Parties shall be permitted to sell, lease or otherwise transfer any of such property or assets during the remainder of such Fiscal Year unless the Company delivers an Officer's Certificate to the Trustee and the Collateral Agent (together with an Independent Engineer Confirmation) to the effect that such property is or such assets are worn out or no longer useful or necessary in connection with the operation of the Energy Complex; provided further, however, that notwithstanding anything in this Section 5.8 to the contrary, subject only to Section 8.1(k), Mobile Energy shall be permitted to transfer its ownership interests in the Company.

         SECTION 5.9. Transactions with Affiliates. Neither of the Mobile Energy Parties shall enter into or permit the Operator to enter into any Contract related to the Energy Complex with any of its Affiliates, other than (a) the Project Documents entered into as of the Closing Date and, in the case of Mobile Energy, the Southern Master Tax Sharing Agreement, (b) transactions in the ordinary course of business on fair and reasonable terms no less favorable to either of the Mobile Energy Parties or to the Operator (as the case may be) than either of the Mobile Energy Parties or the Operator (as the case may be) would obtain in an arm's length transaction with a Person that is not an Affiliate thereof (it being understood that transactions involving the provision of goods or services to either of the Mobile Energy Parties or the Operator in exchange for reimbursement of costs and expenses (including reasonably allocated overhead expenses) shall be deemed to be in compliance with this Section 5.9), (c) transactions or Contracts involving Affiliate Subordinated Debt and (d) transactions or Contracts involving the provision of goods or services to either of the Mobile Energy Parties in exchange for Subordinated Fees.

         SECTION 5.10. Amendments to Project Documents. (a) The Company shall not terminate, amend, replace or otherwise modify (other than any such amendments or modifications that are immaterial or any such replacement entered into in satisfaction of the Event of Default Alternative Agreement Requirements) any of the Project Contracts to which it is a party (other than any such Project Contracts that are immaterial), unless the Company delivers to the Trustee an Officer's Certificate, together with an Independent Engineer Confirmation, certifying that (i) such termination, amendment, replacement, modification or addition would not reasonably be expected to have a Material Adverse Effect or
(ii) such termination, amendment, replacement, modification or addition is reasonably required to comply with Law or any Governmental Approval and would not have a Material Adverse Effect in light of the consequences of not terminating, amending, replacing, modifying or adding such Project Contract. Promptly upon the execution of any replacement or additional Project Contract, the Company shall take all actions necessary to grant the Collateral Agent (A) an assignment of the Company's rights under such Project Contract (including causing each Project Participant (other than the Mobile Energy Parties) party thereto to execute and deliver to the Collateral Agent a Consent to Assignment having terms no less favorable to the Collateral Agent and the Holders than (1) in the case of a replacement Project Contract, the Consent to Assignment delivered to the Collateral Agent in respect of the Project Contract being replaced and (2) in the case of an additional Project Contract, the form of Consent to Assignment attached as Exhibit D to the Intercreditor Agreement) and
(B) a Lien on all property interests acquired by the Company in connection therewith (perfected to the extent such Lien can be perfected by filing a mortgage or fixture filing under local law or a financing statement under the Uniform Commercial Code, provided that no such assignment or Lien shall be required with respect to equipment financed with purchase money obligations permitted under this Indenture if prohibited by the terms of such purchase money obligations).

         (b) Without the consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities, the Mobile Energy Parties shall not terminate, amend, replace or otherwise modify any of the Financing Documents to which neither the Collateral Agent nor the Trustee is a party (other than the Working Capital Facility) unless the Company delivers to the Trustee an Officer's Certificate, together with an Independent Engineer Confirmation, certifying that such termination, amendment, replacement or modification would not reasonably be expected to reduce the likelihood of payment on the Outstanding Securities or otherwise materially and adversely affect the Holders of the Outstanding Securities.

         SECTION 5.11. Performance Under Project Contracts. The Company shall perform all covenants, undertakings, stipulations and provisions contained in each Project Contract to which neither the Trustee nor the Collateral Agent is a party, except to the extent that the failure to so perform would not reasonably be expected to have a Material Adverse Effect.

         SECTION 5.12. Annual Budget. The Company shall submit to the Independent Engineer, in draft form and detailed by month, an operating plan and budget with respect to the Energy Complex (a) on or prior to the Closing Date covering the period from the Closing Date through the end of the Fiscal Year in which the Closing Date occurs and (b) sixty (60) days prior to the commencement of each Fiscal Year commencing after the Closing Date covering such Fiscal Year (each such budget, an "Annual Budget"). Each Annual Budget shall specify the estimated project revenues, the estimated rates and revenues for each category of Processing Services, all Operation and Maintenance Costs and a maintenance plan covering all projected Maintenance Expenditures required during a period of seventeen (17) Fiscal Quarters commencing with the first Fiscal Quarter covered by such Annual Budget (the "Maintenance Plan"). Each Annual Budget shall also include, solely for informational purposes and based upon projections prepared by the Company in accordance with Section 1.15, the projected Senior Debt Service Coverage Ratio for the Fiscal Year then ending and the immediately succeeding Fiscal Year. The Independent Engineer shall provide its comments, if any, to the Company within thirty (30) days of its receipt of the proposed Annual Budget and the Company shall incorporate the Independent Engineer's reasonable suggestions into a final Annual Budget, which shall then be provided to the Collateral Agent. If, after reasonable efforts, the Company and the Independent Engineer cannot agree on a final Annual Budget, the Company may invoke the Third Party Engineer Dispute Resolution as set forth in Section 11.2 of the Intercreditor Agreement. If a final Annual Budget for a given Fiscal Year is not established by the process described above by the end of the prior Fiscal Year, the Annual Budget for such Fiscal Year shall, until a final Annual Budget is so established, be deemed to consist of the previous year's Annual Budget, escalated at the GDPIPD for the previous Fiscal Year; provided, however, that with respect to any Fiscal Year that a final Annual Budget has not been established, the Company may, with the Independent Engineer's reasonable approval, amend the prior Fiscal Year's Annual Budget to make reasonable and adequate provision for scheduled Maintenance Expenditures. The Company shall operate and maintain the Energy Complex, or cause the Energy Complex to be operated and maintained, in accordance with such final Annual Budget as approved by the Independent Engineer, other than deviations resulting from dispatch and other operating requirements, provided that any deviations that would reasonably be expected to result in a Material Adverse Effect shall be approved by the Independent Engineer as being reasonably necessary to comply with Project Contracts or for operation of the Energy Complex in compliance with Prudent Plant Operating Standards; provided further, however, that withdrawals of monies from the Operating Account (other than for any such monies (i) rebated to the United States government pursuant to Section 148 of the Code, (ii) applied to Maintenance Expenditures, (iii) applied to the payment of IDB Claims or (iv) applied to (or deemed to be applied to) the payment of the 1994 Bonds pursuant to Section 3.16 of the Intercreditor Agreement) and from the Mill Owner Maintenance Reserve Account (other than for any such monies deposited into the Working Capital Facility Account, the Indenture Securities Account or the Tax-Exempt Indenture Securities Account) in any Fiscal Year, together with the amount of any Working Capital Facility O&M Loans during such Fiscal Year, not in excess of one hundred ten percent (110%) of the aggregate amount of Operation and Maintenance Costs (other than Maintenance Expenditures) set forth in the Annual Budget for such Fiscal Year shall be deemed not to reasonably be expected to have a Material Adverse Effect. Each Annual Budget and the Maintenance Plan may be amended, restated, supplemented or otherwise modified from time to time, at the request of the Company with the approval of the Independent Engineer.

         SECTION 5.13. Insurance Reports. Not later than thirty (30) days prior to the expiration of any insurance required to be maintained by the Company pursuant to the Project Documents, the Company shall submit to the Trustee an Officer's Certificate certifying that such insurance (a) has been renewed or replaced and will continue in full force and effect and all premiums for such renewal or replacement term have been fully paid, together with evidence of such renewal or replacement, or (b) will not be required to be maintained pursuant to the Project Documents following its expiration. Within thirty (30) days after the end of each Fiscal Year, the Company shall submit to the Trustee an Officer's Certificate (accompanied by a certificate signed by the Independent Insurance Advisor) (i) listing all insurance being carried by, or on behalf of, the Company pursuant to the Project Documents and (ii) certifying that all insurance required to be maintained by the Company pursuant to the Project Documents is in full force and effect and all premiums therefor have been fully paid.

         SECTION 5.14. Liens. Neither of the Mobile Energy Parties shall create or suffer to exist or permit any Lien upon or with respect to any of its properties other than Permitted Liens.

         SECTION 5.15. Investments. Neither of the Mobile Energy Parties shall make any investment other than Permitted Investments.

         SECTION 5.16. Indebtedness. Neither of the Mobile Energy Parties shall create or incur or suffer to exist any Debt or lease obligations of such Mobile Energy Party other than Permitted Indebtedness.

         SECTION 5.17. Debt for Modifications; Replacement Debt; Refunding Debt. The Company may incur Permitted Indebtedness to be used for Required Modifications, Optional Modifications, Replacement Debt and Refunding Debt provided that:

                  (a) The Company shall not issue Senior Debt for Required Modifications or Optional Modifications unless (i) such Senior Debt is issued under the Indenture or the Tax-Exempt Indenture, (ii) the Company delivers to the Trustee an Officer's Certificate (together with an Independent Engineer Confirmation) certifying that (A) based upon projections prepared by the Company in accordance with Section 1.15, the average of the annual Senior Debt Service Coverage Ratios after giving effect to the proposed issuance of such Senior Debt through the final maturity date of the Outstanding Securities is projected to be equal to or greater than the lesser of (1) the then projected average of the annual Senior Debt Service Coverage Ratios without giving effect to such proposed issuance through the final maturity date of the Outstanding Securities and (2) 1.25 to 1.0 in the case of Required Modifications and 1.5 to 1.0 in the case of Optional Modifications, (B) in the case of Optional Modifications, based upon projections prepared by the Company in accordance with Section 1.15, the minimum annual Senior Debt Service Coverage Ratio after giving effect to such proposed issuance in each Fiscal Year through the final maturity date of the Outstanding Securities is projected to be equal to or greater than the lesser of (1) the then projected minimum annual Senior Debt Service Coverage Ratio without giving effect to such proposed issuance in each Fiscal Year through the final maturity date of the Outstanding Securities and (2) 1.35 to 1.0 and (C)

         (1) there will be no fundamental change in the use of the Energy Complex as a result of such proposed issuance, (2) the proceeds of such proposed issuance, together with proceeds of additional equity funds provided by the Company or of Subordinated Debt, will be sufficient for the proposed purpose of such proposed issuance and (3) in the case of Optional Modifications, the proposed purpose of such proposed issuance will not impair the operations or reliability of the Energy Complex,
         (iii) the assets to be financed with such proposed issuance (and, to the extent a Lien can be granted therein under applicable Law, all tangible and intangible rights related to the construction, operation or ownership of such assets) will be subject to the Lien of the Security Documents and (iv) in the case of Optional Modifications, the Company provides to the Trustee a letter from two (2) of the Rating Agencies (then currently rating the Outstanding Securities) confirming that the issuance of such Senior Debt and the obligations to be undertaken by the Company in connection with the facilities to be constructed with the proceeds of such proposed issuance will not, solely as a result thereof, result in any downgrading of the rating on the Outstanding Securities.

                  (b) The Company shall not issue Senior Debt for Replacement Debt or Refunding Debt unless (i) such Senior Debt is issued under the Indenture or the Tax-Exempt Indenture, (ii) (A) monies in an amount sufficient to effect payment of the principal of and premium, if any, and interest on the Senior Debt to be redeemed are held in trust or (B) U.S. Government Obligations in an amount sufficient and having such terms and qualifications so as to defease the Senior Debt to be redeemed in accordance with the Indenture or the Tax-Exempt Indenture (as the case may be) are held in trust, (iii) in the case of Replacement Debt, the Company provides an Officer's Certificate to the Trustee stating that (A) based upon projections prepared by the Company in accordance with Section 1.15, the average of the annual Senior Debt Coverage Ratios after giving effect to such proposed issuance and the repayment or defeasance of any Tax- Exempt Indenture Securities occasioned thereby through the final maturity date of the Outstanding Securities is projected to be equal to or greater than the lesser of
         (1) the then projected average of the annual Senior Debt Service Coverage Ratios without giving effect to such proposed issuance through the final maturity date of the Outstanding Securities and (2) 1.25 to
         1.0 and (iv) in the case of Refunding Debt, the Company delivers to the Trustee an Officer's Certificate (together with an Independent Engineer Confirmation) certifying that, based upon projections prepared by the Company in accordance with Section 1.15, (A) the projected Senior Debt Service Requirement after giving effect to such proposed issuance will not exceed the projected Senior Debt Service Requirement without giving effect to such proposed issuance, in each case through the final maturity date of the Outstanding Securities, by more than ten percent (10%) for any Fiscal Year through the final maturity of the Outstanding Securities and (B) either (1) the projected average of the annual Senior Debt Service Requirements after giving effect to such proposed issuance will not exceed the projected average of the annual Senior Debt Service Requirements without giving effect to such proposed issuance, in each case through the final maturity date of the Outstanding Securities, or (2) the minimum annual Senior Debt Service Coverage Ratio after giving effect to such proposed issuance in each Fiscal Year through the final maturity date of the Outstanding Securities is projected to be equal to or greater than 1.35 to 1.0 and the average of the annual Senior Debt Service Coverage Ratios after giving effect to such proposed issuance through the final maturity date of the Outstanding Securities is projected to be equal to or greater than 1.5 to 1.0.

                  (c) The Company shall not issue Subordinated Debt for Required Modifications unless (i) the Company delivers to the Trustee an Officer's Certificate (together with an Independent Engineer Confirmation) certifying that, based upon projections prepared by the Company in accordance with Section 1.15, the average of the annual Total Debt Service Coverage Ratios after giving effect to the proposed issuance of such Subordinated Debt through the final maturity of the Outstanding Securities is projected to be equal to or greater than (A) 1.15 to 1.0 or (B) 1.0 to 1.0, unless, in the case of this clause (B), the Trustee receives notice objecting to such proposed issuance from the Collateral Agent pursuant to Section 7.2(d) of the Intercreditor Agreement no later than eighty-five (85) days after the notice from the Company to the Senior Secured Parties described in Section 5.17(d) and (ii) the assets to be financed with such proposed issuance (and, to the extent a Lien can be granted therein under applicable Law, all tangible and intangible rights related to the construction, operation or ownership of such assets) will be subject to the Lien of the Security Documents; provided, however, that if the Company proposes to issue Subordinated Debt for Required Modifications other than as described in clause
         (i)(B) above, and such average of the annual Total Debt Service Coverage Ratios after giving effect to such proposed issuance is projected to be less than 1.25 to 1.0, such proposed Subordinated Debt shall not be issued unless the Company provides proceeds of additional equity funds or of Affiliate Subordinated Debt such that the ratio of such additional equity (including the Affiliate Subordinated Debt) to total funds used for such Required Modifications is equal to or greater than the ratio of the Company's equity to total capitalization on the Closing Date.


                  (d) Upon notice from the Company to the Senior Secured Parties
         (i) stating that the Company proposes to issue Subordinated Debt for Required Modifications and that the average of the annual Total Debt Service Coverage Ratios after giving effect to such proposed issuance through the final maturity of the Outstanding Securities is projected to be equal to or greater than 1.0 to 1.0 (but less than 1.15 to 1.0),
         (ii) setting forth a description of such Required Modifications and
         (iii) directing the Trustee to give notice to the Holders of such proposed issuance, the Trustee shall, within fifteen (15) days of such notice from the Company, give notice to all of the Holders, in the manner provided in Section 1.6, specifying that, unless a majority in principal amount of the Combined Exposure gives notice to the Senior Secured Parties objecting to such proposed issuance within the period expiring on the date that is seventy-five (75) days after such notice from the Company, the Company may issue such Subordinated Debt. Upon the objection of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities on or prior to the expiration of such period, the Trustee shall promptly (but in no event later than five (5) days after such notice to the Trustee objecting to such issuance) furnish to the Collateral Agent a Senior Creditor Certificate directing the Collateral Agent, subject to receipt by the Collateral Agent of Senior Creditor Certificates from Senior Secured Parties holding or otherwise representing a majority in principal amount of the Combined Exposure, to deliver to the Trustee the notice pursuant to Section 7.2(d) of the Intercreditor Agreement objecting to such proposed issuance.

                  (e) The Company shall not issue Subordinated Debt for Optional Modifications unless (i) the Company delivers to the Trustee an Officer's Certificate (together with an Independent Engineer Confirmation) certifying that such proposed Optional Modifications (A) are not reasonably likely to result in a Material Adverse Effect, (B) are technically feasible and (C) are not reasonably expected to materially and adversely affect the operation or reliability of the Energy Complex, (ii) the assets to be financed with such proposed issuance (and, to the extent a Lien can be granted therein under applicable Law, all tangible and intangible rights related to the construction, operation or ownership of such assets) will be subject to the Lien of the Security Documents and

         (iii) the Company provides to the Trustee a letter from two (2) Rating Agencies (then currently rating the Outstanding Securities) confirming that such proposed issuance and the obligations to be undertaken by the Company in connection with the facilities to be constructed with the proceeds thereof will not, solely as a result thereof, result in any downgrading on the Outstanding Securities.

         SECTION 5.18. Application of Proceeds from Sale of Securities. (a) Promptly upon receipt by the Company of the proceeds from the sale of the First Mortgage Bonds, the Company shall (i) apply $190,000,000 to repay to Southern a bridge loan in the principal amount of $190,000,000 and distribute to the Company's owners $10,523,620, which, in turn, will be dividended to Southern,
(ii) repay to Southern Electric $200,000 representing certain costs incurred by Southern Electric associated with the offering of the First Mortgage Bonds and the Tax-Exempt Bonds, (iii) transfer $9,000,000 to the Collateral Agent for deposit into the Capital Budget Subaccount to finance Project Costs in accordance with the Capital Budget, (iv) apply $1,405,979 to pay outstanding attorneys' fees associated with the acquisition of the Energy Complex from Scott, (v) apply $9,552,623 to pay certain financing costs incurred in connection with the transactions contemplated by the Financing Documents, including certain financing costs incurred in connection with the offering of the First Mortgage Bonds and the Tax-Exempt Bonds, and (vi) apply $32,294,690 to pay breakage costs in connection with the termination of the interest hedging arrangements entered into in connection with the acquisition of the Energy Complex from Scott.

         (b) Promptly upon receipt by the Company of the proceeds from any sale of Senior Securities (other than the First Mortgage Bonds) of any series (net of any underwriting commission) for purposes of (i) financing Optional Modifications or Required Modifications, the Company shall deposit all such proceeds into the Optional Modifications Subaccount or the Required Modifications Subaccount (as the case may be) for application in accordance with the Intercreditor Agreement or (ii) Replacement Debt or Refunding Debt (as the case may be), the Company shall apply such proceeds for such purposes.

         SECTION 5.19. Restricted Payments. (a) The Company shall not make any Restricted Payments unless, in the case of any Restricted Payment proposed to be made on a Distribution Date, the Company delivers an Officer's Certificate to the Collateral Agent certifying that as of such Distribution Date (i) no Event of Default has occurred and is continuing, and no breach of this Section 5.19 then exists (whether or not such breach is a matured Event of Default), (ii) the Company is not insolvent and would not be rendered insolvent by the making of such proposed Restricted Payment and no Bankruptcy Event has occurred and is continuing in respect of either of the Mobile Energy Parties, (iii) no ESA Blockage Event with respect to the Pulp Mill Owner or its Energy Services Agreement or its Mill has occurred and is continuing, (iv) the provisions of the Indenture, the Intercreditor Agreement and the Tax-Exempt Indenture relating to the funding of the Accounts established thereunder have been complied with as of such Distribution Date, and amounts on deposit in the Debt Service Reserve Account are equal to the Debt Service Reserve Account Required Balance, amounts on deposit in the Tax-Exempt Debt Service Reserve Account are equal to the Tax-Exempt Debt Service Reserve Account Required Balance and amounts on deposit in each of the other Accounts are equal to the then required balances (including, in the case of the Maintenance Reserve Account, the Maintenance Reserve Account Required Deposit with respect to the most recently completed Fiscal Quarter has been made), (v) no Mill Owner is then exercising Mill Owner Step-In Rights and
(vi) neither of the Mobile Energy Parties shall be subject to regulation as to rates with respect to the provision of Processing Services, nor shall the revenues or other amounts received or receivable by the Company under the Project Contracts for the use of Processing Services or other services and facilities of the Energy Complex be subject to regulation, in either case by any Governmental Authority having jurisdiction over either of the Mobile Energy Parties under Federal, state or local law, unless the Company has provided a Revenue

Sufficiency Certification (based upon and after giving effect to such regulation) to the Trustee upon the earlier of (A) the issuance of a binding order (which shall be final and not subject to review on appeal) of such Governmental Authority to the effect that either of the Mobile Energy Parties, or such revenues or other amounts, shall be subject to such regulation and (B) the application of regulation as to the rates, or revenues or other amounts, received or receivable by the Company under the Project Contracts, including the imposition of any order or other action by a Governmental Authority to the effect that such revenues and other amounts received or receivable by the Company shall be subject to refund.

         (b) The Company shall not make any Restricted Payments permitted pursuant to Section 5.19(a) on any Distribution Date unless the Company provides an Officer's Certificate to the Collateral Agent certifying that as of such Distribution Date (i) the Senior Debt Service Coverage Ratio for the period consisting of the two (2) semi-annual payment periods immediately preceding such Distribution Date was equal to at least 1.25 to 1 and (ii) based upon projections prepared by the Company in accordance with Section 1.15 (which projections shall, at the request of the Collateral Agent be reviewed by the Independent Engineer if the Senior Debt Service Coverage Ratio referred to below is less than 1.30 to 1), the Senior Debt Service Coverage Ratio for the period consisting of the current semi-annual payment period and the next succeeding semi-annual payment period is projected to be at least 1.25 to 1; provided, however, that notwithstanding the requirements of this Section 5.19(b), the Company shall be permitted to make Restricted Payments solely to fund an Income Tax Deficiency if the Company provides an Officer's Certificate to the Collateral Agent stating that (A) the Senior Debt Service Coverage Ratio for the period consisting of the two (2) semi-annual payment periods immediately prior to the Distribution Date was equal to at least 1.10 to 1 and (B) based upon projections prepared by the Company in accordance with Section 1.15, the Senior Debt Service Coverage Ratio for the period consisting of the current semi-annual payment period and the next succeeding semi-annual payment period is projected to be at least 1.10 to 1; provided further, however, that the historical tests set forth in clause (i) of this Section 5.19(b) and in clause (A) of the immediately preceding proviso (1) are not required to be satisfied on the first Distribution Date following the Closing Date and (2) are required to be satisfied only for the semi-annual payment period immediately preceding such Distribution Date on the second Distribution Date following the Closing Date.

         SECTION 5.20. Casualty Proceeds; Eminent Domain Proceeds. The Company shall cause all Casualty Proceeds and Eminent Domain Proceeds to be deposited into the Loss Proceeds Account and applied in accordance with the provisions of this Indenture and the Intercreditor Agreement.

         SECTION 5.21. Benefit Plan Liabilities. Neither of the Mobile Energy Parties shall, nor shall they permit any Person who is a member of a controlled group of corporations, or a group of trades or businesses under common control with the Company (within the meaning of Section 414 of the Code) to, (a) fail to fulfill its obligations under or to comply in any material respect with the requirements of ERISA or the Code with respect to any employee benefit plans,
(b) seek a waiver of the minimum funding standard of Section 412 of the Code,
(c) fail to make any contribution or payment to or in respect of any employee benefit plan required to be made by Law or by the terms of such plan, (d) make any amendment to any employee benefit plan that has resulted or should result in the imposition of a lien or the posting of a bond or other security under ERISA or the Code or (e) incur any liability under Title IV of ERISA other than a liability to the Pension Benefit Guaranty Corporation for premiums under Section 4007 of ERISA, if as a result of any such event or condition set forth in clauses (a) through (e) above, together with all such other events and conditions, either of the Mobile Energy Parties shall incur or be reasonably likely to incur, or any other member of such controlled group shall incur or be reasonably likely to incur any liability for which such Mobile Energy Party would be subject to, a liability that is material in relation to the financial position of such Mobile Energy Party

         SECTION 5.22. Mill Owner Maintenance Reserve Account. The Company hereby agrees that monies on deposit in, or otherwise credited to (in accordance with the Mill Owner Maintenance Reserve Account Agreement) the Mill Owner Maintenance Reserve Account shall be used solely for Operation and Maintenance Costs or by the Mills as permitted by the Mill Owner Maintenance Reserve Account Agreement; provided, however, that, prior to a Trigger Event, such monies shall be used, as contemplated by the Mill Owner Maintenance Reserve Account Agreement, for payment to the Trustee for deposit into the Indenture Securities Account and to the Tax-Exempt Indenture Trustee for deposit into the Tax-Exempt Indenture Securities Account and to the Collateral Agent for deposit into the Working Capital Facility Account, ratably based upon the respective amounts owing to each such Account, on the Monthly Transfer Date immediately preceding each Interest Payment Date or Principal Payment Date therefor, whenever, and to the extent that, the amount of monies on deposit (after giving effect to any monies to be deposited from the Revenue Account into any Account on such Monthly Transfer Date) in the Working Capital Account, the Indenture Securities Account, the Tax- Exempt Indenture Securities Account, the Maintenance Reserve Account, each applicable Debt Service Reserve Account (if any), each applicable Tax-Exempt Debt Service Reserve Account (if any), the Distribution Account, the Subordinated Fee Account and the Subordinated Debt Account (including, in the case of the Maintenance Plan Funding Subaccount and the Distribution Account, the then Available Amount under any Reserve Account Security on deposit therein) are insufficient to make payments when due on the Senior Debt.


                                   ARTICLE VI.

                     REDEMPTION AND PREPAYMENT OF SECURITIES

         SECTION 6.1. Applicability of Article. Securities of any series that are subject to redemption or prepayment before their Stated Maturity (or, if the principal of the Securities of any series is payable in installments, the Stated Maturity of the final installment of the principal thereof) shall be redeemed or prepaid in accordance with their terms and (except as otherwise specified in the Series Supplemental Indenture creating such series) in accordance with this
Article VI.

         SECTION 6.2. Election to Redeem or Prepay; Notice to Trustee. The election or requirement of the Company to redeem or prepay any Securities otherwise than through a Sinking Fund shall be evidenced by a Company Order. If the Company determines or is required to redeem or prepay any Securities, the Company shall, at least fifteen (15) days prior to the date upon which notice of redemption or prepayment is required to be given to the Holders pursuant to
Section 6.4 hereof (unless a shorter notice period shall be satisfactory to the Trustee), deliver to the Trustee a Company Order specifying the date on which such redemption or prepayment shall occur (a "Redemption Date" or "Prepayment Date," as the case may be) and the series and principal amount of Securities to be redeemed or prepaid. In the case of any redemption or prepayment of Securities (a) prior to the expiration of any restriction on such redemption or prepayment provided in the terms of such Securities, the Series Supplemental Indenture relating thereto or elsewhere in this Indenture or (b) pursuant to an election of the Company that is subject to a condition specified in the terms of such Securities or in the Series Supplemental Indenture relating thereto, the Company shall furnish the Trustee with an Officer's Certificate and Opinion of Counsel evidencing compliance with such restriction or condition.

         SECTION 6.3. Optional Redemption; Extraordinary Redemption; Prepayment; Selection of Securities to Be Redeemed or Prepaid. (a) The Securities of any series shall be subject to redemption from time to time at the option of the Company only as provided in the Series Supplemental Indenture relating thereto.

         (b) Unless otherwise provided in a Series Supplemental Indenture, all Outstanding Securities shall be redeemed prior to maturity, as a whole, at a redemption price equal to the principal amount thereof, together with any interest on the principal amount of the Securities accrued to the Redemption Date, upon an Event of Loss or an Event of Eminent Domain if (i) the determination is made in accordance with Section 3.10(c) of the Intercreditor Agreement that neither the Energy Complex nor any portion thereof can be rebuilt, repaired, restored or replaced with a Replacement Facility (subject to the conditions specified in the Intercreditor Agreement) or that the Loss Proceeds with respect thereto, together with Additional Available Proceeds, are not sufficient to permit such rebuilding, repair, restoration or replacement or
(ii) if (A) the monies on deposit in the Loss Proceeds Account, including all Additional Available Proceeds, are sufficient to redeem all Senior Debt, (B) all or substantially all of the Energy Complex is destroyed or taken, (C) the Company elects not to rebuild, repair, restore or replace the Energy Complex and
(D) the Company provides an Officer's Certificate to the Trustee and the Collateral Agent certifying that the Company is not otherwise required under the Master Operating Agreement or the Lease to rebuild, repair, restore or replace the Energy Complex, or to apply Loss Proceeds to the rebuilding, repairing, restoration or replacement or the Energy Complex (which certification shall be confirmed by an Opinion of Counsel to such effect). All Loss Proceeds received by the Trustee from the Collateral Agent pursuant to Section 6.2(a) of the Intercreditor Agreement with respect to such Event of Loss or Event of Eminent Domain (as the case may be) shall be deposited into the Indenture Securities Redemption Subaccount and applied by the Trustee to the redemption of all Outstanding Securities pursuant to this Section 6.3(b).

         Any redemption pursuant to this Section 6.3(b) shall be made within ninety (90) days after the receipt by the Trustee of the Excess Loss Proceeds from the Collateral Agent.

         (c) The Outstanding Securities shall be partially redeemed, ratably among, and by lot within, all outstanding series and maturities, prior to maturity at a redemption price equal to the principal amount thereof, together with any interest on the principal amount of the Outstanding Securities accrued to the Redemption Date, upon completion of the rebuilding, repair, restoration or replacement of the Energy Complex following an Event of Loss or an Event of Eminent Domain where a determination is made that the Energy Complex or any portion thereof can be rebuilt, repaired, restored or replaced with a Replacement Facility and that the Company has sufficient monies available for such rebuilding, repair, restoration or replacement. The foregoing provisions of this Section 6.3(c) may be altered in a Series Supplemental Indenture, but such altered provisions shall not be effective while any Securities Outstanding as of the date of such Series Supplemental Indenture remain Outstanding.

         The aggregate amount of Securities to be redeemed shall be equal to the Indenture Distribution Amount transferred to the Trustee for such purpose pursuant to Section 6.2(b)(ii) of the Intercreditor Agreement. All Excess Loss Proceeds so transferred to the Trustee shall be deposited into the Indenture Securities Redemption Subaccount and applied by the Trustee to the redemption of such Securities pursuant to this Section 6.3(c); provided, however, that, to the extent that any of such Excess Loss Proceeds is transferred to the Trustee pursuant to clause (B) of the last sentence of Section 6.2(b) of the Intercreditor Agreement, the Trustee shall deposit such Excess Loss Proceeds into the Indenture Securities Principal Subaccount to be applied to the payment or redemption of Securities at the earliest date permitted by the terms thereof.

         Any redemption pursuant to this Section 6.3(c) shall be made within ninety (90) days after the receipt by the Trustee of such Excess Loss Proceeds (other than any such Excess Loss Proceeds transferred to the Indenture Securities Principal Subaccount).

         (d) Except as otherwise specified herein or in the Series Supplemental Indenture relating to the Securities of a series, if less than all the Securities of such series are to be redeemed or prepaid pursuant to Section 6.3(a), the particular Securities of such series to be redeemed or prepaid shall be selected by the Trustee from the Outstanding Securities of such series not previously called for redemption or prepayment in whole, by such method (including by lot) as the Trustee shall deem fair and appropriate.

         (e) The Trustee shall promptly notify the Company in writing of the Securities selected for redemption or prepayment and, in the case of any Securities to be redeemed or prepaid in part, the principal amount thereof to be redeemed or prepaid.

         (f) For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption or prepayment of Securities shall relate, in the case of any Securities redeemed or prepaid or to be redeemed or prepaid only in part, to the portion of the principal amount of such Securities that has been or is to be redeemed or prepaid.

         SECTION 6.4. Notice of Redemption or Prepayment. Except as otherwise specified in the Series Supplemental Indenture relating to the Securities of a series to be redeemed or prepaid, notice of redemption or prepayment (including any Sinking Fund redemption pursuant to Article VII hereof) shall be given in the manner provided in Section 1.6 to the Holders of Securities of such series to be redeemed or prepaid at least thirty (30) days but not more than sixty (60) days prior to the Redemption Date or Prepayment Date (as the case may be). All notices of redemption or prepayment shall state:

                (a) The Redemption Date or Prepayment Date (as the case may be);

                (b) the premium payable on redemption or prepayment, if any;

                (c) if less than all the Outstanding Securities of any series are to be redeemed or prepaid in whole, (i) the particular Securities of such series to be redeemed or prepaid in whole, (ii) the portion of the principal amount of each Security of such series to be redeemed or prepaid in part and (iii) that, on and after the Redemption Date or Prepayment Date (as the case may be), upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the remaining unpaid principal amount thereof will be issued;

                (d) that on the Redemption Date or Prepayment Date (as the case may be), interest on the Securities of such series to be redeemed or prepaid will cease to accrue on and after such date;

              (e) the Place or Places of Payment where such Securities are to be surrendered for payment of the amount in respect of such redemption or prepayment; and

              (f) that such redemption is for a Sinking Fund, if such is the case.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. The Company shall provide the Trustee with a copy of the form of notice of redemption or prepayment of the

Securities at the time the Company delivers to the Trustee the Company Order relating to such redemption or prepayment pursuant to Section 6.2 hereof.

         SECTION 6.5. Securities Payable on Redemption Date or Prepayment Date. Notice of redemption or prepayment (as the case may be) having been given as aforesaid, and the conditions, if any, set forth in such notice having been satisfied, the Securities or portions thereof so to be redeemed or prepaid shall, on the Redemption Date or Prepayment Date (as the case may be), become due and payable, and from and after such date such Securities or portions thereof shall cease to bear interest. Upon surrender of any such Security for redemption or prepayment in accordance with such notice, an amount in respect of such Security or portion thereof shall be paid as provided therein; provided, however, that any payment of interest on any Security the Stated Maturity of which payment is on or prior to the Redemption Date or Prepayment Date (as the case may be) shall be payable to the Holder of such Security, or one (1) or more Predecessor Securities, registered as such at the close of business on the related Regular Record Date according to the terms of such Security and subject to the provisions of Section 2.10. If any Security called for redemption or prepayment shall not be so paid upon surrender thereof for redemption or repayment (as the case may be), the principal of and premium, if any, and interest on such Security shall, until paid, bear interest from the Redemption Date or the Prepayment Date (as the case may be) at the rate prescribed in the Security.

         SECTION 6.6. Securities Redeemed or Prepaid in Part. Any Security that is to be redeemed or prepaid only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Mobile Energy Parties shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination requested by such Holder and of like tenor and in aggregate principal amount equal to and in exchange for the remaining unpaid principal amount of the Security so surrendered.


                                  ARTICLE VII.

                                  SINKING FUNDS

         SECTION 7.1. Applicability of Article. The provisions of this Article VII shall be applicable to any sinking fund for the retirement of the Securities of any series except as otherwise specified in the Series Supplemental Indenture creating the Securities of such series.

         SECTION 7.2. Sinking Funds for Securities. Any Series Supplemental Indenture may provide for a sinking fund for the retirement of the Securities of the series created thereby (hereinafter called a "Sinking Fund") in accordance with which the Company will be required to redeem on the dates set forth therein (hereinafter called "Sinking Fund Redemption Dates") Securities of principal amounts set forth therein (hereinafter called "Sinking Fund Requirements").

         Except as otherwise specified in the Series Supplemental Indenture relating to the Securities of a series, the particular Securities of such series, if any, to be redeemed through a Sinking Fund shall be selected in the manner provided in Section 6.3(d), and notice of such redemption shall be given in the manner provided in Section 6.4.

                                  ARTICLE VIII.

                           EVENTS OF DEFAULT; REMEDIES

         SECTION 8.1. Events of Default. The term "Event of Default," whenever used herein, shall mean any of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or come about or be affected by operation of law, or be pursuant to or in compliance with any applicable Law), and such event shall continue to be an Event of Default if and for so long as it shall not have been remedied:

                  (a) either of the Mobile Energy Parties shall fail to pay any principal of or premium, if any, or interest on any Security when the same becomes due and payable, whether by scheduled maturity or required prepayment or by acceleration or otherwise, for fifteen (15) or more days; or

                  (b) either of the Mobile Energy Parties shall fail to perform or observe any covenant or agreement contained in: (i) Section 5.4(e);
         (ii) Section 5.7(b) (insofar as such failure relates to matters specified in Section 5.8(b)(iv)); (iii) Section 5.8(b) (other than clause (v) thereof); (iv) Section 5.10; or (v) Section 5.19; or

                  (c) either of the Mobile Energy Parties shall fail to perform or observe any covenant or agreement contained in: (i) Section 5.2;
         (ii) Section 5.4(a); (iii) Section 5.5; (iv) Section 5.7(a); (v)
         Section 5.7(b) (insofar as such failure would reasonably be expected to have a Material Adverse Effect or relates to matters specified in
         Section 5.8(b)(v)); (vi) Section 5.8(a), 5.8(b)(v) or 5.8(c); (vii)
         Section 5.13; (viii) Section 5.14; (ix) Section 5.15; (x) Section 5.16;
         (xi) Section 3(e), 3(f), 3(g), 3(h), 3(i) or 3(j) of the Security Agreement; or (xii) Section 8, 10, 13, 14 or 15 of the Mortgage; and, in the case of clauses (i) through (xii) above, such failure shall continue uncured for thirty (30) or more days after either of the Mobile Energy Parties has knowledge of such failure; or

                  (d) either of the Mobile Energy Parties shall fail to perform or observe any covenant or agreement contained in: (i) Section 5.4(b); or (ii) Section 5.7(b) (insofar as such failure relates to matters specified in Section 5.8(b)(i) or 5.8(b)(iii)); and, in the case of clauses (i) and (ii) above, such failure continues for more than thirty
         (30) days after either of the Mobile Energy Parties has knowledge of such failure; provided, however, that if (and for so long as an Authorized Officer of either of the Mobile Energy Parties provides an Officer's Certificate certifying that) (A) such failure is capable of being remedied and either of the Mobile Energy Parties is diligently attempting to remedy such failure, (B) no other Event of Default has occurred and is continuing and (C) such failure would not have a Material Adverse Effect, then either of the Mobile Energy Parties may continue to effect such cure of the default for an additional sixty
         (60) days; or

                  (e) either of the Mobile Energy Parties shall fail to perform or observe any material covenant or agreement to be performed or observed by it under the provisions of this Indenture, the Security Agreement or the Mortgage (other than those referred to in Sections 8.1(a), (b), (c) and (d)) and such failure shall continue uncured for thirty (30) or more days after either of the Mobile Energy Parties has knowledge of such failure; provided, however, that if (and for so long as an Authorized Officer of either of the Mobile Energy Parties provides an Officer's Certificate certifying that) (i) such failure is capable of being remedied and either of the Mobile Energy Parties is diligently attempting to remedy such failure and (ii) no other Event of Default has occurred and is continuing, then either of the Mobile Energy Parties may continue to effect such cure of the default for an additional one hundred twenty (120) days; or

                  (f) any representation or warranty made by either of the Mobile Energy Parties herein or in any other Financing Document or in any certificate, financial statement or other document furnished to the Trustee or the Collateral Agent hereunder or thereunder shall prove to have been false or misleading in any respect as of the time made, confirmed or furnished and the inaccuracy has resulted or would reasonably be expected to result in a Material Adverse Effect and (if capable of being cured) such misrepresentation shall continue uncured for thirty (30) or more days after either of the Mobile Energy Parties has knowledge thereof; provided, however, that if (and for so long as an Authorized Officer of either of the Mobile Energy Parties provides an Officer's Certificate certifying that) (i) such failure is capable of being remedied and either of the Mobile Energy Parties is diligently attempting to remedy such misrepresentation and (ii) no other Event of Default has occurred and is continuing, either of the Mobile Energy Parties may continue to effect such cure of the misrepresentation, and such misrepresentation shall not be deemed an Event of Default, for an additional sixty (60) days; provided further, however, that if (and for so long as) (A) an Authorized Officer of either of the Mobile Energy Parties provides an Officer's Certificate certifying that such misrepresentation will not have a Material Adverse Effect and (B) the Trustee consents thereto, then either of the Mobile Energy Parties may continue to effect such cure of the misrepresentation beyond such additional sixty (60) days; or

                  (g) either of the Mobile Energy Parties shall fail to perform any obligation in respect of any Debt in an amount exceeding $5,000,000 and acceleration shall be declared with respect to such Debt; or

                  (h) with respect to any Project Contract to which the Company is a party: (i) such Project Contract is declared unenforceable by a Governmental Authority; (ii) any other party thereto terminates such Project Contract prior to its stated expiration or denies it has an obligation and substantially ceases performance thereunder (other than, in either case, in connection with a Mill Closure with respect to the Tissue Mill or the Paper Mill, if the Company has provided the Revenue Sufficiency Certification to the Collateral Agent); or (iii) any other party thereto defaults in respect of its obligations under such Project Contract; and, in the case of any event described in clauses (i), (ii) and (iii) above (other than with respect to the Pulp Mill Energy Services Agreement), such event would result in a Material Adverse Effect; provided, however, that none of such events shall be an Event of Default hereunder if within one hundred eighty (180) days from the occurrence of such an event, the Company shall have provided an Officer's Certificate certifying, together with an Independent Engineer Confirmation, to the Trustee that (A) such Project Contract and (if such Project Contract is an Energy Service Agreement) the applicable Mill Owner's obligations under the Master Operating Agreement have been reinstated on identical terms pursuant to the provisions of the Master Operating Agreement, provided that if the obligor thereunder is different from the obligor prior to such reinstatement, such obligor is reasonably capable of performing its obligations under such Project Contract or (B) the Company has satisfied the Event of Default Alternative Agreement Requirements with respect to such Project Contract; or

                  (i) (i) an Event of Default under any Working Capital Facility shall have occurred and be continuing and shall not have been waived by the Working Capital Facility Provider; (ii) an Event of Default under the Tax-Exempt Indenture shall have occurred and be continuing and shall not have been waived by the Tax-Exempt Trustee; or (iii) an Event of Default under any Security Document shall have occurred and be continuing and shall not have been waived; or

                  (j) a final and non-appealable judgment or judgments for the payment of money in an aggregate amount in excess of $5,000,000 shall be rendered against either of the Mobile Energy Parties, and the same shall not be stayed or discharged within thirty (30) days from the date of entry thereof; or

                  (k) at any time Southern shall fail to (i) continue to control, directly or indirectly, the management and operations of the Company (except if necessary to comply with applicable regulatory restrictions, including (if the Company elects, or the Members elect, to qualify the Energy Complex as a Qualifying Facility under PURPA) those imposed on Qualifying Facilities under PURPA and the rules promulgated thereunder) or (ii) maintain ownership, directly or indirectly, of at least fifty percent (50%) of the ownership interests in the Company; or

                  (l) at any time the Company shall fail to maintain Southern Electric or an Affiliate thereof as Operator, unless the Company provides a letter from any two (2) Rating Agencies (then currently rating the Outstanding Securities) confirming that the rating of such Securities will not be adversely affected by such failure; or

                  (m) any grant of a Lien contained in the Security Documents shall cease to be effective to grant a perfected Lien to the Collateral Agent, the Trustee or the Tax-Exempt Trustee (as the case may be) on the Collateral described therein with the priority purported to be created thereby; provided, however, that the Company shall have ten
         (10) days from actual knowledge or constructive knowledge thereof to cure any such cessation; or

                  (n) a Bankruptcy Event in respect of either of the Mobile Energy Parties shall have occurred and be continuing; or

                  (o) if any Southern Guaranty is in effect with respect to any Reserve Account Security Account, a Bankruptcy Event in respect of Southern shall have occurred and be continuing, unless a Reserve Account Letter of Credit or cash in the amount of the then Available Amount under such Southern Guaranty is provided within fifteen (15) days of such Bankruptcy Event; or

                  (p) the failure by Southern to perform any of the "Guaranteed Obligations" under any Southern Guaranty and such failure shall continue for fifteen (15) or more days.

         SECTION 8.2. Enforcement of Remedies. (a) If one (1) or more Events of Default shall have occurred and be continuing, then:

                  (i) in the case of an Event of Default described in Section 8.1(n) (an "Automatic Acceleration Default"), the entire principal amounts of the Securities Outstanding, all interest accrued and unpaid thereon, and all premium and other amounts payable under the Securities and this Indenture, if any, shall automatically become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby waived; or

                  (ii) (A) in the case of an Event of Default described in
         Section 8.1(a), upon the direction of the Holders of not less than twenty-five percent (25%) in aggregate principal amount of the Outstanding Securities or (B) in the case of an Event of Default described in Sections 8.1(b) through (m), (o) or (p), upon the direction of the Holders of not less than thirty-three and one-third percent (331/3%) in aggregate principal amount of the Outstanding Securities, the Trustee shall, by notice to the Company (with a copy to Mobile Energy), declare the entire principal amounts of the Securities Outstanding, all interest accrued and unpaid thereon, and all premium and other amounts payable under the Securities and this Indenture, if any, to be due and payable, whereupon the same shall become due and payable without presentment, demand, protest or further notice of any kind, all of which are, to the extent permitted by law, hereby waived.

         (b) If an Event of Default occurs and is continuing and is known to a Responsible Officer of the Trustee, the Trustee shall mail to each Holder a notice of such Event of Default within thirty (30) days after the occurrence thereof. Except in the case of an Event of Default in payment of principal of or interest on any Security, the Trustee may withhold the notice to the Holders if and for as long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interest of the Holders. In addition, if the Event of Default described in Section 8.1(a) shall have occurred and be continuing, the Trustee may accelerate the maturity of the Securities as provided in Section 8.2(a)(ii) notwithstanding the absence of direction from the Holders if in the judgment of the Trustee such action is necessary to protect the interests of the Holders.

         (c) At any time after the principal of the Securities shall have become due and payable upon an acceleration as provided herein, and before any judgment or decree for the payment of the money so due, or any portion thereof, shall be entered, such declaration and its consequences shall be deemed to be rescinded and annulled if:

               (i) there shall have been paid to or deposited with the Trustee a sum sufficient to pay

                    (A)  all overdue installments of interest on the Securities,

                    (B) the principal of and premium, if any, on any Securities that have become due otherwise than by such declaration of acceleration and interest thereon at the respective rates provided in the Securities for late payments of principal or premium,

                    (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest at the respective rates provided in the Securities for late payments of interest, and

                    (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and

                  (ii) all Events of Default, other than the non-payment of the principal of the Securities that has become due solely by such acceleration, have been cured or waived as provided in Section 8.7.

No such rescission and annulment shall affect any subsequent default or impair any right consequent thereon.

         SECTION 8.3. Specific Remedies. If any Event of Default shall have occurred and be continuing and an acceleration shall have occurred pursuant to
Section 8.2, subject to the provisions of Sections 8.2, 8.5, 8.6 and 8.15, the Trustee, by such officer or agent as it may appoint, may deliver notice to the Collateral Agent in accordance with the Intercreditor Agreement requesting that the Collateral Agent sell, without recourse, for cash, or credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Collateral Agent in its discretion may determine, the Shared Collateral as an entirety, or in such portions as the Holders of a majority in aggregate principal amount of the Securities then Outstanding shall request by an Act of Holders, or, in the absence of such request, as the Trustee in its discretion shall deem expedient in the interest of the Holders, at public or private sale.

         SECTION 8.4. Judicial Proceedings Instituted by Trustee. (a) Trustee May Bring Suit. If there shall exist an Event of Default, then the Trustee, in its own name, and as trustee of an express trust, subject to the provisions of Sections 2.14 and 8.2, shall be entitled and empowered to institute any suits, actions or proceedings at law, in equity or otherwise, for the collection of the sums so due and unpaid on the Securities, and may prosecute any such claim or proceeding to judgment or final decree, and may enforce any such judgment or final decree and collect the monies adjudged or decreed to be payable in any manner provided by law, whether before or after or during the pendency of any proceedings for the enforcement of the Lien of this Indenture, or of any of the Trustee's rights or the rights of the Holders under this Indenture, and such power of the Trustee shall not be affected by any sale hereunder or by the exercise of any other right, power or remedy for the enforcement of the provisions of this Indenture or for the foreclosure of the Lien hereof.

         (b) Trustee May Recover Unpaid Indebtedness after Sale of Collateral. Subject to Section 2.14, in the case of a sale of the Indenture Securities Collateral and of the application of the proceeds of such sale to the payment of the indebtedness secured by this Indenture, the Trustee, in its own name, and as trustee of an express trust, shall be entitled and empowered, by any appropriate means, legal, equitable or otherwise, to enforce payment of, and to receive all amounts then remaining due and unpaid upon, all or any of the Securities, for the benefit of the Holders thereof, and upon any other portion of such indebtedness remaining unpaid, with interest at the rates specified in the respective Securities on the overdue principal of and premium, if any, and (to the extent that payment of such interest is legally enforceable) on the overdue installments of interest.

         (c) Recovery of Judgment Does Not Affect Lien of this Indenture or Other Rights. No recovery of any such judgment or final decree by the Trustee and no levy of any execution under any such judgment upon any of the Indenture Securities Collateral, or upon any other property, shall in any manner or to any extent affect the Lien of this Indenture upon any of the Indenture Securities Collateral, or any rights, powers or remedies of the Trustee, or any liens, rights, powers or remedies of the Holders, but all such liens, rights, powers or remedies shall continue unimpaired as before.

         (d) Trustee May File Proofs of Claim; Appointment of Trustee as Attorney-in-Fact in Judicial Proceedings. The Trustee in its own name, or as trustee of an express trust, or as attorney-in-fact for the Holders, or in any one (1) or more of such capacities (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand for the payment of overdue principal, premium, if any, or interest), shall be entitled and empowered to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Holders (whether such claims be based upon the provisions of the Securities or of this Indenture) allowed in any equity, receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or any other judicial proceedings relating to either of the Mobile Energy Parties or any obligor on the Securities (within the meaning of the Trust Indenture Act), the creditors of either of the Mobile Energy Parties or any such obligor, the Indenture Securities Collateral or any other property of either of the Mobile Energy Parties or any such obligor and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel. The Trustee is hereby irrevocably appointed (and the successive respective Holders of the Securities, by taking and holding the same, shall be conclusively deemed to have so appointed the Trustee) the true and lawful attorney-in-fact of the respective Holders, with authority to (i) make and file in the respective names of the Holders (subject to deduction from any such claims of the amounts of any claims filed by any of the Holders themselves) any claim, proof of claim or amendment thereof, debt, proof of debt or amendment thereof, petition or other document in any such proceedings and to receive payment of any amounts distributable on account thereof, (ii) execute any such other papers and documents and to do and perform any and all such acts and things for and on behalf of such Holders, as may be necessary or advisable in order to have the respective claims of the Trustee and of the Holders against either of the Mobile Energy Parties or any such obligor, the Indenture Securities Collateral or any other property of the Mobile Energy Parties or any such obligor allowed in any such proceeding and (iii) receive payment of or on account of such claims and debt; provided, however, that nothing contained in this Indenture shall be deemed to give to the Trustee any right to accept or consent to any plan of reorganization or otherwise by action of any character in any such proceeding to waive or change in any way any right of any Holder. Any monies collected by the Trustee under this Section 8.4 shall be applied as provided in Section 8.11.

         (e) Trustee Need Not have Possession of Securities. All proofs of claim, rights of action and rights to assert claims under this Indenture or under any of the Securities may be enforced by the Trustee without the possession of the Securities or the production thereof at any trial or other proceedings instituted by the Trustee. In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Securities and it shall not be necessary to make any such Holders parties to such proceedings.

         (f) Suit to Be Brought for Ratable Benefit of Holders. Any suit, action or other proceeding at law, in equity or otherwise that shall be instituted by the Trustee under any of the provisions of this Indenture shall be for the equal, ratable and common benefit of all the Holders, subject to the provisions of this Indenture.

         (g) Trustee May Be Restored to Former Position and Rights in Certain Circumstances. In case the Trustee shall have instituted any proceeding to enforce any right, power or remedy under this Indenture by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Trustee, then and in every such case the Mobile Energy Parties and the Trustee shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of the Trustee shall continue as if no such proceedings had been taken.

         SECTION 8.5. Holders May Demand Enforcement of Rights by Trustee. If an Event of Default shall have occurred and shall be continuing, the Trustee shall, upon the written request of the Holders of a majority in aggregate principal amount of the Securities then Outstanding and upon the offering of indemnity as provided in Section 9.3(e), but subject in all cases to the provisions of Section 8.3, proceed to institute one (1) or more suits, actions or proceedings at law, in equity or otherwise, or take any other appropriate remedy, to enforce payment of the principal of or premium, if any, or interest on the Securities, to foreclose the Lien of this Indenture or to deliver notice to the Collateral Agent in accordance with the Intercreditor Agreement requesting that the Collateral Agent foreclose the Lien of the other Security Documents or to sell the Shared Collateral under a judgment or decree of a court or courts of competent jurisdiction or under the power of sale herein granted, or take such other appropriate legal, equitable or other remedy, as the Trustee, being advised

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



by counsel, shall deem most effectual to protect and enforce any of the rights or powers of the Trustee or the Holders, or, in case such Holders shall have requested a specific method of enforcement permitted hereunder, in the manner requested, provided that such action shall not be otherwise than in accordance with law and the provisions of this Indenture, and the Trustee, subject to such indemnity provisions, shall have the right to decline to follow any such request if the Trustee in good faith shall determine that the suit, proceeding or exercise of the remedy so requested would involve the Trustee in personal liability or expense.

         SECTION 8.6. Control by Holders. Subject to the Intercreditor Agreement, the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that (a) such direction shall not be in conflict with any Law or with this Indenture and
(b) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction.

         SECTION 8.7. Waiver of Past Events of Defaults. The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities may on behalf of the Holders of all Securities waive any past Event of Default and its consequences, except that only the Holders of all Securities affected thereby may waive an Event of Default (a) in the payment of the principal of or premium, if any, or interest on, or other amounts due under, any Security then Outstanding or (b) in respect of a covenant or provision hereof that under
Article XI cannot be modified or amended without the consent of the Holder of each Security Outstanding affected. Upon any such waiver such Event of Default shall cease to exist and shall be deemed to have been cured for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

         SECTION 8.8. Holder May Not Bring Suit Except Under Certain Conditions. A Holder shall not have the right to institute any suit, action or proceeding at law or in equity or otherwise for the foreclosure of the Lien of this Indenture, for the appointment of a receiver or for the enforcement of any other remedy under or upon this Indenture, unless:

                    (a) such Holder previously shall have given written notice to the Trustee of a continuing Event of Default;

                    (b) the Holders of at least twenty-five percent (25%) in aggregate principal amount of the Outstanding Securities shall have requested the Trustee in writing to institute such action, suit or proceeding and shall have offered to the Trustee indemnity as provided in
                         Section 9.3(e);

                    (c) the Trustee shall have refused or neglected to institute any such action, suit or proceeding for sixty
                         (60) days after receipt of such notice, request and offer of indemnity; and

                    (d) no direction inconsistent with such written request has been given to the Trustee during such sixty (60)-day period by the Holders of a majority in principal amount of Outstanding Securities.

         It is understood and intended that no one (1) or more of the Holders shall have any right in any manner whatever hereunder or under the Securities to
(i) surrender, impair, waive, affect, disturb or prejudice the Lien of the Security Documents on any property subject thereto or the rights of the Holders of any other Securities, (ii) obtain or seek to obtain priority or preference over any other such Holder or (iii) enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all the Holders subject to the provisions of this Indenture.

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




         SECTION 8.9. Undertaking to Pay Court Costs. All parties to this Indenture, and each Holder by such Holder's acceptance of a Security, shall be deemed to have agreed that any court may in its discretion require, in any suit, action or proceeding for the enforcement of any right or remedy under this Indenture, or in any suit, action or proceeding against the Trustee for any action taken or omitted by it as Trustee hereunder, the filing by any party litigant in such suit, action or proceeding of an undertaking to pay the costs of such suit, action or proceeding, and that such court may, in its discretion, assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, action or proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however, that the provisions of this Section 8.9 regarding such agreement by the parties to this Indenture and each Holder shall not apply to (a) any suit, action or proceeding instituted by the Trustee, (b) any suit, action or proceeding instituted by any Holder or group of Holders holding in the aggregate more than ten percent (10%) in aggregate principal amount of the Outstanding Securities or (c) any suit, action or proceeding instituted by any Holder for the enforcement of the payment of the principal of or premium, if any, or interest on any of the Securities, on or after the respective due dates expressed therein.

         SECTION 8.10. Right of Holders to Receive Payment Not to Be Impaired. Anything in this Indenture or in the Intercreditor Agreement to the contrary notwithstanding, the right of any Holder to receive payment of the principal of and premium, if any, and interest on such Security, on or after the respective due dates expressed in such Security (or, in case of redemption, on the Redemption Date fixed for such Security), or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

         SECTION 8.11. Application of Monies Collected by Trustee. Any monies collected or to be applied by the Trustee pursuant to this Article VIII in respect of the Securities of a series, together with any other monies that may then be held by the Trustee under any of the provisions of this Indenture as security for the Securities of such series (other than as set forth in the Intercreditor Agreement and other than monies at the time required to be held for the payment of specific Securities of such series at their Stated Maturities or at a time fixed for the redemption thereof) shall be applied in the following order from time to time, on the date or dates fixed by the Trustee and, in the case of a distribution of such monies on account of principal, premium, if any, or interest, upon presentation of the Outstanding Securities of such series, and stamping thereon of payment, if only partially paid, and upon surrender thereof, if fully paid:

                  FIRST: to the payment of all taxes, assessments or liens prior to the Lien of the Security Documents, except those subject to which any sale shall have been made, all reasonable costs and expenses of collection, including the reasonable costs and expenses of handling the Indenture Securities Collateral (other than the Shared Collateral) and of any sale thereof pursuant to the provisions of the Security Documents, and to the payment of all amounts due the Trustee or any predecessor Trustee under Section 9.7;

                  SECOND: in case the unpaid principal amount of the Outstanding Securities of such series or any of them shall not have become due, to the payment of any interest in default, in the order of the maturity of the payments thereof, with interest at the rates specified in the respective Securities of such series in respect of overdue payments (to the extent that payment of such interest shall be legally enforceable) on the payments of interest then overdue;

                  THIRD: in case the unpaid principal amount of any of but not all the Outstanding Securities of such series shall have become due, first to

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



         the payment of accrued interest on all Outstanding Securities of such series in the order of the maturity of the payments thereof, with interest at the respective rates specified in the Securities of such series for overdue payments of principal, premium, if any, and (to the extent that payment of such interest shall be legally enforceable) interest then overdue, and next to the payment of the unpaid principal amount of all Securities then due;

                  FOURTH: in case the unpaid principal amount of all the Outstanding Securities of such series shall have become due, to the payment of the whole amount then due and unpaid upon the Outstanding Securities of such series for principal, premium, if any, and interest, together with interest at the respective rates specified in the Securities of such series for overdue payments on principal, premium, if any, and (to the extent that payment of such interest shall be legally enforceable) interest then overdue; and

                  FIFTH: in case the unpaid principal amount of all the Outstanding Securities of such series shall have become due, and all of the Outstanding Securities of such series shall have been fully paid, any surplus then remaining shall be paid to the Collateral Agent (to be applied pursuant to the terms and conditions of the Intercreditor Agreement), or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct;

provided, however, that all payments in respect of the Securities of a series to be made pursuant to clauses "SECOND" through "FOURTH" of this Section 8.11 shall be made ratably to the Holders of Securities of such series entitled thereto, without discrimination or preference, based upon the ratio of the unpaid principal amount of the Securities of such series in respect of which such payments are to be made held by each such Holder to the unpaid principal amount of all Securities of such series.

         SECTION 8.12. Securities Held by Certain Persons Not to Share in Distribution. Any Securities known to a Responsible Officer of the Trustee to be owned or held by, or for the account or benefit of, either of the Mobile Energy Parties or an Affiliate thereof, shall not be entitled to share in any payment or distribution provided for in this Article VIII until all Securities held by other Persons have been indefeasibly paid in full.

         SECTION 8.13. Waiver of Appraisement, Valuation, Stay, Right to Marshalling. To the full extent it may lawfully do so, each of the Mobile Energy Parties, for itself and for any other Person who may claim through or under it, hereby:

                    (a) agrees that neither it nor any such Person will set up, plead, claim or in any manner whatsoever take advantage of any appraisal, valuation, stay, extension or redemption Laws, now or hereafter in force in any jurisdiction that may delay, prevent or otherwise hinder (i) the performance or enforcement or foreclosure of this Indenture and the other Security Documents, (ii) the sale of any of the Indenture Securities Collateral or (iii) the putting of the purchaser or purchasers thereof into possession of such Indenture Securities Collateral immediately after the sale thereof;

                    (b)  waives all benefit or advantage of any such laws;

                    (c) consents and agrees that the Collateral may be sold by the Collateral Agent as an entirety or in parts; and

                    (d) waives and releases all rights to have the Indenture Securities Collateral marshalled upon any foreclosure, sale or other enforcement of this Indenture.

     SECTION 8.14. Remedies Cumulative; Delay or Omission Not a Waiver. To the extent permitted by law, each and every right, power and remedy herein specifically given to the Trustee shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Trustee and the exercise or the beginning of the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy, and no delay or omission by the Trustee in the exercise of any right, power or remedy or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of either of the Mobile Energy Parties or to be an acquiescence therein.

         SECTION 8.15. Intercreditor Agreement. Simultaneously with the execution and delivery of this Indenture, the Trustee shall enter into the Intercreditor Agreement on behalf of itself and all Holders of any of the Outstanding Securities and all future Holders of Securities. Notwithstanding any other provision of this Indenture to the contrary, all rights, powers and remedies available to the Holders of any of the Outstanding Securities, and all future Holders of any of the Securities or the Trustee, with respect to the Shared Collateral, or otherwise pursuant to the Security Documents, shall be subject to the Intercreditor Agreement, including, in all cases, the ability to enforce any remedy other than remedies specified in Section 8.2 and Section 8.10 of this Indenture. To the extent that the Collateral Agent has been authorized to exercise any such rights, powers and remedies under the Intercreditor Agreement, any right given to the Trustee hereunder to exercise any remedy with respect to the Shared Collateral shall, during such time as the Intercreditor Agreement is in effect, be a right of the Trustee to direct the Collateral Agent to take such action to the extent set forth in the Intercreditor Agreement.


                                   ARTICLE IX.

                                   THE TRUSTEE

         SECTION 9.1. Certain Duties and Responsibilities. (a) Except during the continuance of an Event of Default:

                           (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions that by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

         (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a

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



prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                    (i) this Section 9.1(c) shall not be construed to limit the effect of Section 9.1(a);

                    (ii) the  Trustee  shall  not be  liable  for any  error  of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                    (iii)the  Trustee  shall not be liable  with  respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                    (iv) no  provision  of  this  Indenture  shall  require  the
                         Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) Whether or not herein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this
Section 9.1 and the requirements of the Trust Indenture Act.

         SECTION 9.2. Notice of Events of Defaults. In addition to its obligation to give notice to Holders as provided in Section 1.6, as promptly as practicable after, and in any event within thirty (30) days after, the occurrence of any Event of Default hereunder, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, notice of such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived; provided, however, that, except in the case of an Event of Default in the payment of the principal of or premium, if any, or interest on any Security, or in the payment of any Sinking Fund Requirement, the Trustee shall be protected in withholding such notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interest of the Holders.

         SECTION 9.3. Certain Rights of Trustee. Except as otherwise provided in Section 9.1 and Section 315 of the Trust Indenture Act:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting in reliance upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the purported proper party or parties;

                  (b) any request or direction of either of the Mobile Energy Parties mentioned herein shall be sufficiently evidenced by a Company Request or Company Order or a Mobile Energy Request or Mobile Energy Order (as the case may be), and any resolution of the Board of Directors of either of the Mobile Energy Parties may be sufficiently evidenced by a Board Resolution of such Mobile Energy Party;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate of either of the Mobile Energy Parties;

                  (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of either of the Mobile Energy Parties personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                  (h) the Trustee shall not be charged with knowledge of any Event of Default unless either (i) a Responsible Officer of the Trustee shall have actual knowledge of such Event of Default or (ii) written notice of such Event of Default shall have been given to the Trustee by either of the Mobile Energy Parties or by any Holder.

         SECTION 9.4. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the certificates of authentication, shall not be taken as the statements of the Trustee, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, the Indenture Securities Collateral or the Securities, except that the Trustee hereby represents and warrants that this Indenture has been executed and delivered by one (1) of its officers who is duly authorized to execute and deliver such document on its behalf. The Trustee shall not be accountable for the use or application by either of the Mobile Energy Parties of the Securities or the proceeds thereof.

         SECTION 9.5. May Hold Securities. The Trustee, any Paying Agent, Security Registrar or Authenticating Agent, or any Affiliate thereof, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 9.8 and 9.13, may otherwise deal with the Mobile Energy Parties with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar, Authenticating Agent or such other agent.

         SECTION 9.6. Funds May Be Held by Trustee or Paying Agent. Any monies received by the Trustee or any Paying Agent shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. Neither the Trustee nor the Paying Agent shall have any liability for interest upon any such monies. Amounts so received, at the written request and direction of the Company shall be invested by the Trustee in Permitted Investments. Such investments shall mature in such amounts and not later than such times as may be necessary to provide monies when needed to make payments from such monies as provided in the Indenture.

         SECTION 9.7. Compensation, Reimbursement and Indemnification. Each of the Mobile Energy Parties agrees:

                  (a) to pay, or cause to be paid, to each of the Trustee and any Authorized Agent from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (b) to reimburse, or cause to be reimbursed, each of the Trustee and any Authorized Agent upon its request for all expenses, disbursements and advances incurred or made by it in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable of its own negligence, willful misconduct or bad faith; and

                  (c) to indemnify, or cause to be indemnified, each of the Trustee, any predecessor Trustee and any Authorized Agent for, and to hold it harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         As security for the performance of the obligations of the Mobile Energy Parties under this Section 9.7, the Trustee shall have a Lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust under Section 12.3.

         SECTION 9.8. Disqualification; Conflicting Interests. (a) If the Trustee has or shall acquire any conflicting interest, as defined in this
Section 9.8, then, within ninety (90) days after ascertaining that it has such conflicting interest, and if the default (as such term is defined in the Trust Indenture Act) to which such conflicting interest relates has not been cured or duly waived or otherwise eliminated before the end of such ninety (90) day period, it shall either eliminate such conflicting interest or resign in the manner and with the effect hereinafter specified in this Article IX; provided, however, that except in the case of a default in the payment of the principal of, premium if any or interest on any Security, or in payment of any Sinking Fund redemption, the Trustee shall not be required to resign as provided by this
Section 9.8 if the Trustee shall have sustained the burden of proving, on application to the SEC and after opportunity for hearing thereon, that

                    (i) the default under the Indenture may be cured or waived during a reasonable period and under the procedures described in such application, and

                    (ii) a stay of the  Trustee's  duty to  resign  will  not be inconsistent with the interests of the Holders of the Securities. The filing of such an application shall automatically stay the performance of the duty to resign until the SEC orders otherwise.

         (b) In the event that the Trustee shall fail to comply with the provisions of Section 9.8(a), the Trustee shall, within ten (10) days after the expiration of such ninety (90)-day period, transmit by mail to all Holders, as their names and addresses appear in the Security Register, notice of such failure.

         (c) For the purposes of this Section 9.8, the Trustee shall be deemed to have a conflicting interest if the Securities are in default (as such term is defined in the Trust Indenture Act) and:

                           (i) the Trustee is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of any obligor on the Securities are outstanding or is trustee for more than one (1) outstanding series of Securities, under a single indenture of any obligor, unless (A) the Securities are collateral trust notes under which the only collateral consists of securities issued under such other indenture, (B) such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued under this Indenture or (C) such obligor has no substantial unmortgaged assets and is engaged primarily in the business of owning, or of owning and developing or operating, real estate, and the Indenture and such other indenture are secured by wholly separate and distinct parcels of real estate, provided that there shall be excluded from the operation of this paragraph other series under this Indenture, and any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of such obligor are outstanding, if such obligor shall have sustained the burden of proving, on application to the SEC and after opportunity for hearing thereon, that trusteeship under this Indenture and such other indenture or indentures or under more than one (1) outstanding series under a single indenture is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under one (1) of such indentures or with respect to such series;

                           (ii) the Trustee or any of its directors or executive officers is an underwriter for an obligor upon the Securities;

                           (iii) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with an underwriter for an obligor upon the Securities;

                           (iv) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of any obligor upon the Securities, or of an underwriter (other than the Trustee itself) for such obligor who is currently engaged in the business of underwriting, except that (A) one (1) individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both, of an obligor on the Securities but may not be at the same time an executive officer of both the Trustee and such obligor; (B) if and so long as the number of directors of the Trustee in office is more than nine, one (1) additional individual may be director or an executive officer, or both, of the Trustee and a director of an obligor on the Securities; and (C) the Trustee may be designated by an obligor on the Securities or by any underwriter for such obligor to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent, or depositary, or in any other similar capacity, or subject to the provisions of paragraph (i) of this Section 9.8(c), to act as trustee, whether under an indenture or otherwise;

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




                           (v) ten percent (10%) or more of the voting securities of the Trustee is beneficially owned either by any obligor on the Securities or by any director, partner, or executive officer thereof, or twenty percent (20%) or more of such voting securities is beneficially owned, collectively, by any two (2) or more of such persons; or ten percent (10%) or more of the voting securities of the Trustee is beneficially owned either by an underwriter for any obligor on the Securities or by any director, partner or executive officer thereof, or is beneficially owned collectively by any two (2) or more such persons;

                           (vi) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this subsection defined), (A) five percent (5%) or more of the voting securities, or ten percent (10%) or more of any other class of security, of any obligor on the Securities not including the Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee or (B) ten percent (10%) or more of any class of security of an underwriter for any obligor on the Securities;

                           (vii) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this subsection defined), five percent (5%) or more of the voting securities of any person who, to the knowledge of the Trustee, owns ten percent (10%) or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, any obligor on the Securities;

                           (viii) the Trustee is the beneficial owner of, or holds collateral security for an obligation that is in default (as hereinafter in this subsection defined), ten percent (10%) or more of any class of security of any person who, to the knowledge of the Trustee, owns fifty percent (50%) or more of the voting securities of any obligor on the Securities;

                           (ix) the Trustee owns, on the date of default (as such term is defined in the Trust Indenture Act) upon the Securities or any anniversary of such default while such default upon the Securities remains outstanding, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of twenty-five percent (25%) or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraphs (vi), (vii) or (viii) of this Section 9.8(c). As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate that included them, the provisions of the immediately preceding sentence shall not apply, for a period of not more than two (2) years from the date of such acquisition to the extent that such securities included in such estate do not exceed twenty-five percent (25%) of such voting securities or twenty-five percent (25%) of any such class of security. Promptly after the dates of any such default upon the Securities and annually in each succeeding year that the Securities remain in default, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such dates. If any obligor upon the Securities fails to make payment in full of the principal of or the premium, if any, or interest on any of the Securities when and as the same becomes due and payable and such failure continues for thirty (30) days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such thirty (30)-day period, and after such date, notwithstanding the foregoing provisions of

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



         this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall be considered as though beneficially owned by the Trustee for the purposes of paragraphs (vi), (vii) and (viii) of this Section 9.8(c); or

                           (x) except under the circumstances described in
         Section 9.13(b) (i), (iii), (iv), (v) or (vi), the Trustee shall be or shall become a creditor of the obligor.

         For the purposes of paragraph (i) of this Section 9.8(c), the term "series of securities" or "series" means a series, class or group of Securities issuable under the Indenture pursuant to whose terms Holders of one (1) such series may vote to direct the Trustee, or otherwise take action pursuant to a vote of such Holders, separately from Holders of another such series, provided that "series of securities" or "series" shall not include any series of Securities issuable under the Indenture if all such series rank equally and are wholly unsecured.

         The specification of percentages in paragraphs (v) to (ix), inclusive, of this Section 9.8(c), shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (iii) or (vii) of this Section 9.8(c).

         For the purposes of paragraphs (vi), (vii), (viii) and (ix) of this
Section 9.8(c) only, (A) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay monies loaned to a person by one (1) or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence or indebtedness, (B) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for thirty (30) days or more and shall not have been cured, and (C) the Trustee shall not be deemed to be the owner or holder of (1) any security that it holds as collateral security, as trustee or otherwise, for an obligation that is not in default as defined in clause (B) above or (2) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder or (3) any security that it holds as agent for collection, or as custodian, escrow agent or depositary, or in any similar representative capacity.

         Except as provided in the next preceding paragraph, the word "security" or "securities" as used in this Indenture shall mean any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting trust certificate, certificate of deposit for security, fractional undivided interest in oil, gas or other mineral rights, any put, call, straddle, option or privilege on any security, certificate of deposit, or group or index of securities (including, any interest therein or based on the value thereon) or any put, call, straddle, option or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a "security," or any certificate or interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to purchase, any of the foregoing.

         (d)      For the purposes of this Section 9.8:

                           (i) The term "underwriter" when used with reference to any obligor on the Securities, means every person who, within one
         (1) year prior to the time as of which the determination is made, has purchased from such obligor with a view to, or has offered or sold for such obligor in connection with, the distribution of any security of such obligor outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking; but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

                           (ii) The term "director" means any director of a corporation, or any individual performing similar functions with respect to any organization whether incorporated or unincorporated.

                           (iii) The term "person" means an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization, or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

                           (iv) The term "voting security" means any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

                           (v) The term "obligor" means any obligor upon the Securities within the meaning of the Trust Indenture Act.

                           (vi) The term "executive officer" means the president, every vice president, every trust officer, the cashier, the secretary and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

         (e) The percentage of the voting securities and other securities specified in this Section 9.8 shall be calculated in accordance with the following provisions:

                           (i) A specified percentage of the voting securities of the Trustee, any obligor or any other person referred to in this
         Section 9.8 (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes that the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

                           (ii) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

                           (iii) The term "amount," when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares and the number of units if relating to any other kind of security.

                           (iv) The term "outstanding" as used in this Section
         9.8 means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

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                    (A)  securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

                    (B) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

                    (C) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

                    (D) securities held in escrow if placed in escrow by the issuer thereof;

provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

                           (v) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders substantially the same rights and privileges; provided, however, that in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes; provided further, however, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

         SECTION 9.9. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder that shall be a bank or trust company that complies with the requirements of the Trust Indenture Act, organized and doing business under the laws of the United States of America or of any State thereof, authorized under such laws to exercise corporate trust powers, having (or whose obligations are unconditionally guaranteed by a corporation having) a combined capital and surplus of at least $500,000,000, which bank or trust company is subject to supervision or examination by Federal or state authority and does not provide credit or credit enhancement to either of the Mobile Energy Parties. If such bank or trust company publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.9, the combined capital and surplus of such bank or trust company shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 9.9, it shall resign immediately in the manner and with the effect hereinafter specified in this Article IX.

         SECTION 9.10. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article IX shall become effective until the acceptance of appointment by the successor Trustee as provided in Section 9.11.

         (b) The Trustee may resign at any time by giving written notice thereof to the Mobile Energy Parties and to the Holders of Securities in the manner provided in Section 1.6. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Mobile Energy Parties and the Trustee within thirty (30) days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee, or any Holder who has been a bona fide holder of a Security for at least six (6) months may, subject to Section 8.9, on behalf of such Holder and all others similarly situated, petition any such court for the appointment of a successor Trustee.

         (c) The Trustee may be removed at any time by Act of the Holders of not less than a majority in principal amount of the Outstanding Securities, delivered to the Trustee and the Mobile Energy Parties.

         (d)      If at any time:

                           (i) the Trustee shall fail to comply with Section 9.8(a) after written request therefor by any Holder who has been a bona fide holder of a Security for at least six months, or

                           (ii) the Trustee shall cease to be eligible under
         Section 9.9 and shall fail to resign after written request therefor by any such Holder or the Company, or

                           (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company may remove the Trustee by Board Resolution or (B) subject to Section 8.9, any Holder who has been a bona fide holder of a Security for at least six (6) months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company shall promptly appoint by Board Resolution a successor Trustee. If no successor Trustee shall have been so appointed by the Company, or by the Holders, and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide holder of a Security for at least six months may, subject to Section 8.9, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office. If the Company fails to give such notice within ten (10) days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be given at the expense of the Company.

         SECTION 9.11. Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Mobile Energy Parties and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee but, on request of either of the Mobile Energy Parties or of the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument prepared by either of the Mobile Energy Parties transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its Lien, if any, provided for in
Section 9.7. Upon request of any such successor Trustee, the Mobile Energy Parties shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article IX.

         SECTION 9.12. Merger, Conversion, Consolidation or Succession to Business. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such successor Trustee shall be otherwise qualified and eligible under the Trust Indenture Act and under this Article IX, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

         SECTION 9.13. Preferential Collection of Claims Against any Obligor.
(a) Subject to Section 9.13(b), if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of any obligor (as defined in Section 9.13(c)) on the Securities within three (3) months prior to a default (as defined in Section 9.13(c)) or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually and the Holders of the Securities:

                           (i) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three (3) month period and valid as against any obligor on the Securities and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (ii) of this
         Section 9.13(a), or from the exercise of any right of set-off that the Trustee could have exercised if a petition in bankruptcy had been filed by or against any such obligor upon the date of such default; and

                           (ii) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three (3) month period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of any obligor on the Securities and its other creditors in such property or such proceeds.

         Nothing herein contained, however, shall affect the right of the
Trustee:

         (A) to retain for its own account (1) payments made on account of any such claim by any Person (other than an obligor on the Securities) who is liable thereon, (2) the proceeds of the bona fide sale of any such claim by the Trustee to a third person and (3) distributions made in cash, securities or other property in respect of claims filed against such obligor in bankruptcy or receivership or in proceedings for reorganization pursuant to the Bankruptcy Code or applicable state law;

         (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three (3) month period;

         (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three (3) month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default (as defined in Section 9.13(c)) would occur within three (3) months; or

         (D) to receive payment on any claim referred to in paragraph (B) or (C) above, against the release of any property held as security for such claim as provided in paragraph (B) or (C) above (as the case may be), to the extent of the fair value of such property.

         For the purposes of paragraphs (B), (C) and (D) of the immediately preceding paragraph, property substituted after the beginning of such three (3) month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such clauses is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

         If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee and the Holders in such manner that the Trustee and the Holders realize, as a result of payments from such special account and payments of dividends on claims filed against the obligor on the Securities in bankruptcy or receivership or in proceedings for reorganization pursuant to the Bankruptcy Code or applicable state law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from such obligor of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders dividends on claims filed against such obligor in bankruptcy or receivership or in proceedings for reorganization pursuant to the Bankruptcy Code or applicable state law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Bankruptcy Code or applicable state law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (1) to apportion between the Trustee and the Holders in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (2) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

         Any Trustee that has resigned or been removed after the beginning of such three (3) month period shall be subject to the provisions of this subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three (3) month period, it shall be subject to the provisions of this Section 9(a) if and only if the following conditions exist: (x) the receipt of property or reduction of claim, which would have given rise to the obligation to account if such Trustee had continued as Trustee, occurred after the beginning of such three (3) month period; and (y) such receipt of property or reduction of claim occurred within three (3) months after such resignation or removal.

         (b) There shall be excluded from the operation of Section 9.13(a) a creditor relationship arising from:

                           (i) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one (1) year or more at the time of acquisition by the Trustee;

                           (ii) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving the property that shall at any time be subject to the Lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

                           (iii) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

                           (iv) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction (as defined in Section 9.13(c));

                           (v) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act that is directly or indirectly a creditor of an obligor upon the securities; or

                           (vi) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations that fall within the classification of self-liquidating paper (as defined in Section 9.13(c)).

         (c)      For the purposes of this Section 9.13 only:

                           (i) The term "default" means any failure to make payment in full of the principal of or interest on any of the Securities when and as such principal or interest becomes due and payable;

                           (ii) The term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven (7) days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

                           (iii) The term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation that is made, drawn, negotiated or incurred by any obligor on the Securities for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and that is secured by documents evidencing title to, possession of or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with such obligor arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation; and

                           (iv) The term "obligor" means any obligor upon the Securities within the meaning of the Trust Indenture Act.

         SECTION 9.14. Maintenance of Offices and Agencies. (a) There shall at all times be maintained an office or agency where Securities may be presented or surrendered for registration of transfer or exchange and for payment of principal, premium, if any, and interest, and where notices and demands to or upon the Trustee in respect of the Securities or this Indenture may be served
(i) in the Borough of Manhattan, the City of New York, if, and for so long as, any Outstanding Securities are not issued in the form of one or more global Securities registered in the name of a clearing corporation or clearing agency registered under the Exchange Act, as depositary for such Securities, or a nominee of such clearing corporation or clearing agency and (ii) in such Place of Payment (which may be the office or agency maintained pursuant to 9.14(a)(i), if any), and such additional Places of Payment, if any, as shall be specified for the Securities of any series in the related Series Supplemental Indenture. Except as otherwise provided in the related Series Supplemental Indenture, such office or agency shall be initially at the office of the Trustee specified in the first paragraph of this Indenture. Written notice of the location of each of such other office or agency and of any change of location thereof shall be given by the Company to the Trustee and by the Trustee to the Holders in the manner specified in Section 1.6. In the event that no such office or agency shall be maintained or no such notice of location or of change of location shall be given, presentations, surrenders and demands may be made and notices may be served at the Corporate Trust Office.

         (b) There shall at all times be a Security Registrar and a Paying Agent (which may be the Trustee) appointed by the Company hereunder. In addition, at any time when any Securities remain Outstanding, the Trustee may appoint an Authenticating Agent or Agents with respect to the Securities of one (1) or more series that shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issuance, exchange, registration of transfer or partial redemption thereof or pursuant to Section 2.7 or 2.9, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder (it being understood that wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent). If an appointment of an Authenticating Agent with respect to the Securities of one (1) or more series shall be made pursuant to this Section 9.14(b), the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

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         This Security is one of the Securities referred to in the
within-mentioned Indenture.

                                  FIRST UNION NATIONAL BANK OF GEORGIA,
                                    as Trustee



                                  By_____________________________
                                    Authenticating Agent



                                  By_____________________________
                                    Authorized Signatory


Any Authorized Agent shall be a bank or trust company, shall be a Person organized and doing business under the laws of the United States or any state thereof, having a combined capital and surplus of at least $500,000,000, and shall be authorized under such laws to exercise corporate trust powers, subject to supervision by Federal or state authorities. If such Authorized Agent publishes reports of its condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.14, the combined capital and surplus of such Authorized Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authorized Agent shall cease to be eligible in accordance with the provisions of this Section 9.14, such Authorized Agent shall resign immediately in the manner and with the effect specified in this Section 9.14. The Trustee at its office specified in the first paragraph of this Indenture, is hereby appointed as Paying Agent and Security Registrar hereunder.

         (c) Any Paying Agent (other than the Trustee) from time to time appointed hereunder shall execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 9.14, that such Paying Agent will:

                           (i) hold all sums held by it for the payment of principal of and premium, if any, and interest on the Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                           (ii) give the Trustee within five (5) days thereafter notice of any default by any obligor upon the Securities in the making of any such payment of principal, premium, if any, or interest; and

                           (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

Notwithstanding any other provision of this Indenture, any payment required to be made to or received or held by the Trustee may, to the extent authorized by written instructions of the Trustee, be made to or received or held by a Paying Agent in the Borough of Manhattan, the City of New York, for the account of the Trustee.

         (d) Any Person into which any Authorized Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, consolidation or conversion to which any Authorized Agent shall be a party, or any Person succeeding to the corporate trust business of any Authorized Agent, shall be the successor of such Authorized Agent hereunder, if such successor

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



corporation is otherwise eligible under this Section 9.14, without the execution or filing of any paper or any further act on the part of the parties hereto or such Authorized Agent or such successor Person.

         (e) Any Authorized Agent may at any time resign by giving written notice of resignation to the Trustee and the Mobile Energy Parties. The Mobile Energy Parties may, and at the request of the Trustee shall, at any time, terminate the agency of any Authorized Agent by giving written notice of termination to such Authorized Agent and to the Trustee. Upon the resignation or termination of an Authorized Agent or in case at any time any such Authorized Agent shall cease to be eligible under this Section 9.14 (when, in either case, no other Authorized Agent performing the functions of such Authorized Agent shall have been appointed), the Company shall promptly appoint one (1) or more qualified successor Authorized Agents approved by the Trustee to perform the functions of the Authorized Agent that has resigned or whose agency has been terminated or that shall have ceased to be eligible under this Section 9.14. The Company shall give written notice of any such appointment to all Holders as their names and addresses appear on the Security Register.

         SECTION 9.15. Co-Trustee or Separate Trustee. (a) If at any time or times it shall be necessary, prudent or desirable in order to conform to any law of any jurisdiction in which property shall be held subject to the Lien of this Indenture or the other Security Documents, or the Trustee shall be advised by counsel satisfactory to it that it is so necessary or prudent in the interest of the Holders, or the Holders of a majority in principal amount of Outstanding Securities shall in writing so request, the Trustee and the Mobile Energy Parties shall execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company or one (1) or more Persons approved by the Trustee either to act as co-trustee or co-trustees of all or any part of the Indenture Securities Collateral (other than the Shared Collateral) jointly with the Trustee originally named herein or any successor or successors, or to act as separate trustee or trustees of all or any such property. In the event the Mobile Energy Parties shall have not joined in the execution of such instruments and agreements within ten (10) days after the receipt of a written request from the Trustee so to do, or in case an Event of Default with respect to the Securities of a series shall have occurred and be continuing, the Trustee may act under the foregoing provisions of this Section 9.15 without the concurrence of either of the Mobile Energy Parties; and the Mobile Energy Parties hereby appoint the Trustee as agent and attorney to act under the foregoing provisions of this Section 9.15 in either of such contingencies.

         (b) Every additional trustee hereunder shall, to the extent permitted by law, be appointed and act, and such additional trustee and its successors shall act, subject to the following provisions and conditions, namely:

                           (i) the Securities shall be authenticated and delivered, and all powers, duties, obligations and rights conferred upon the Trustee in respect of the custody, control and management of monies, papers or securities, shall be exercised, solely by the Trustee (or, in the case of authentication and delivery of Securities, by any Authenticating Agent);

                           (ii) all rights, powers, duties and obligations conferred or imposed upon the Trustee or the additional trustee or trustees shall be conferred or imposed upon and exercised or performed by the Trustee or the Trustee and such additional trustee or trustees jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such additional trustee or trustees;

                           (iii) no power given hereby to, or which it is provided hereby may be exercised by, any such additional trustee or trustees, shall be exercised hereunder by such additional trustee or trustees, except jointly with, or with the consent in writing of, the Trustee, anything herein contained to the contrary notwithstanding;

                           (iv) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                           (v) the Mobile Energy Parties and the Trustee, at any time, by an instrument in writing, executed by them jointly, may remove any such additional trustee, and in that case, by an instrument in writing executed by them jointly, may appoint a successor or successors to such additional trustee or trustees (as the case may be), anything herein contained to the contrary notwithstanding. In the event that neither of the Mobile Energy Parties shall have joined in the execution of any such instrument within ten (10) days after the receipt of a written request from the Trustee to do so, the Trustee shall have the power to remove any such additional trustee and to appoint a successor additional trustee without the concurrence of the Mobile Energy Parties, each hereby appointing the Trustee its agent and attorney to act for it in such connection in such contingency. In the event that the Trustee alone shall have appointed an additional trustee or trustees or co-trustee or co-trustees as above provided, it may at any time, by an instrument in writing, remove any such additional trustee or co-trustee, the successor to any such trustee or co-trustee so removed to be appointed by the Mobile Energy Parties and the Trustee, or by the Trustee alone, as hereinbefore in this Section 9.15 provided.

         SECTION 9.16. Taxes. Any United States withholding taxes imposed with respect to payments made to a Holder of a Security shall be the sole responsibility of such Holder and therefore no Holder shall have the right to have any payment to it "grossed-up" for, or paid free of, any such withholding taxes.


                                   ARTICLE X.

                          HOLDERS' LISTS AND REPORTS BY
                        TRUSTEE AND MOBILE ENERGY PARTIES

         SECTION 10.1. Company to Furnish Trustee Names and Addresses of Holders. The Company will furnish or cause to be furnished to the Trustee semiannually, between April 1 and April 15 and between October 1 and October 15, in each year, and at such other times as the Trustee may request in writing, within thirty (30) days after receipt by the Company of any such request, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders, in each case as of a date not more than fifteen (15) days prior to the time such list is furnished; provided, however, that so long as the Trustee is the sole Security Registrar or is otherwise furnished a copy of the Security Register, no such list need be furnished.

         SECTION 10.2. Preservation of Information; Communications to Holders.
(a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders (i) contained in the most recent list furnished to the Trustee as provided in Section 10.1 and (ii) received by the Trustee in its capacity as Security Registrar, if so acting. The Trustee may destroy any list furnished to it upon receipt of a new list so furnished.

         (b) If three (3) or more Holders (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of

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



at least six (6) months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication that such applicants propose to transmit, then the Trustee shall, within five (5) Business Days after the receipt of such application, at its election, either:

                    (i)  afford  such  applicants   access  to  the  information
                         preserved at the time by the Trustee in accordance with
                         Section 10.2(a), or

                    (ii) inform such applicants as to the approximate  number of
                         Holders of Securities whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 10.2(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appears in the information preserved at the time by the Trustee in accordance with Section 10.2(a), a copy of the form of proxy or other communication that is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five (5) days after such tender, the Trustee shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the SEC, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one (1) or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

         (c) Every Holder of Securities, by receiving and holding the same, agrees with the Mobile Energy Parties and the Trustee that none of the Mobile Energy Parties and the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 10.2 (b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing or filing with the SEC any material pursuant to a request made under Section 10.2(b).

         SECTION 10.3. Reports by Trustee. (a) Within sixty (60) days after May 1 in each year, commencing with May 1, 1996, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report dated as of such May 1 with respect to (but if no such event has occurred within the one (1) year period ending such May 1, no report need be transmitted):

                           (i)    any change to its eligibility under Section
         9.9 and its qualifications under Section 9.8;

                           (ii) the creation of or any material change to a relationship specified in paragraphs (i) through (x) of Section 9.8(c).


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



                           (iii) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) that remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on the trust estate or any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than one-half of one percent (1/2 of 1%) of the principal amount of the Securities Outstanding on the date of such report;

                           (iv) the amount, interest rate and maturity date of all other indebtedness owing by an obligor on the Securities within the meaning of the Trust Indenture Act to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in
         Section 9.13(b)(ii), (iii), (iv) or (vi);

                           (v)    any change to the property and funds
         physically in the possession of the Trustee (as such) on the date of such report;

                           (vi) any release, or release and substitution, of property subject to the Lien of this Indenture (and the consideration therefor, if any) that the Trustee has not previously reported;

                           (vii)any additional issue of Securities that the Trustee has not previously reported; and

                           (viii) any action taken by the Trustee in the performance of its duties hereunder that it has not previously reported and that in its opinion materially affects the Securities of any series, except action in respect of an Event of Default, notice of which has been or is to be withheld by the Trustee in accordance with
         Section 9.2.

         (b) The Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report with respect to:

                           (i) the release, or release and substitution, of property subject to the Lien of this Indenture (and the consideration therefor, if any) unless the fair value of such property is less than ten percent (10%) of the principal amount of Securities Outstanding at the time of such release, or such release and substitution, such report to be transmitted within ninety (90) days after such release or release and substitution; and

                           (ii) the character and amount of any advances (and if the Trustee elects so to state the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Section 10.3(a) (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities of any series, on property or funds held or collected by it as Trustee, and that it has not previously reported pursuant to this Section 9(b), except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate ten percent (10%) or less of the principal amount of Securities Outstanding at such time, such report to be transmitted within ninety (90) days after such advance.

         (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange, if any, upon which

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



the Securities are listed, and also with the SEC. Either of the Mobile Energy Parties will notify the Trustee when the Securities of any series are listed on any stock exchange.

         SECTION 10.4. Reports by Mobile Energy Parties. Each of the Mobile Energy Parties will:

                  (a) file with the Trustee, within fifteen (15) days after it is required to file the same with the SEC, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may from time to time by rules and regulations prescribe) that either of the Mobile Energy Parties may be required to file with the SEC pursuant to Section 13 or
         Section 15(d) of the Exchange Act;

                  (b) file with the Trustee and the SEC, in accordance with rules and regulations prescribed from time to time by the SEC, such additional information, documents and reports with respect to compliance by the Mobile Energy Parties with the conditions and covenants of this Indenture, as may be required by such rules and regulations;

                  (c) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within thirty (30) days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Mobile Energy Parties pursuant to Section 10.4 (a) and (b) as may be required by rules and regulations prescribed from time to time by the SEC.


                                   ARTICLE XI.

                             SUPPLEMENTAL INDENTURES

         SECTION 11.1. Supplemental Indentures Without Consent of Holders. Without the consent of the Holders of any Securities, the Mobile Energy Parties, in each case when authorized by Board Resolutions, and the Trustee, at any time and from time to time, may enter into one (1) or more indentures supplemental hereto in form satisfactory to the Trustee, for any of the following purposes:

                  (a) to establish the form and terms of Securities of any series permitted by Sections 2.1 and 2.3 and to provide for the sale, authentication and delivery of additional Securities and refunding Securities and the disposition of the proceeds from the sale thereof, in the manner and to the extent authorized by this Indenture; or

                  (b) to grant to or confer upon the Holders or the Trustee for the benefit of the Holders any additional rights, remedies, powers or authorities or security that may lawfully be granted to or conferred upon the Holders or the Trustee; or

                  (c) to evidence the succession of a new Trustee hereunder or a co-trustee or separate trustee pursuant to Section 9.15; or

                  (d) to add to the covenants of either of the Mobile Energy Parties, for the benefit of the Holders, or to surrender any right or power herein conferred upon such Mobile Energy Party; or

                  (e) to convey, transfer and assign to the Trustee, and to subject to the Lien of this Indenture, additional properties or assets, and to correct or amplify the description of any property at any time subject to the Lien of this Indenture or to assure, convey and confirm unto the

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



         Trustee any property subject or required to be subject to the Lien of this Indenture; or

                  (f) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to continue the qualification of this Indenture (including any supplemental indenture) under the Trust Indenture Act, or under any similar Federal statute hereafter enacted, or to permit the qualification of any Securities for sale under the securities laws of any of the States of the United States, and to add to this Indenture such other provisions as may be expressly permitted by the Trust Indenture Act, or under any similar Federal statute hereafter enacted, excluding, however, the provisions referred to in Section 316(a)(2) of the Trust Indenture Act as in effect at the date as of which this instrument was executed or any corresponding provision in any similar Federal statute hereafter enacted; or

                  (g) to permit or facilitate the issuance of Securities in uncertificated form or to provide for the cessation thereof; or

                  (h) to cure any ambiguity, inconsistency or formal defect or omission, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not be inconsistent with this Indenture, shall not impair the security for the Securities and shall not adversely affect the interest of the Holders of any series; or

                  (i) to secure or maintain the rating for any Securities from any Rating Agency.


         SECTION 11.2. Supplemental Indenture with Consent of Holders. With the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding, considered as one (1) class, by Act of said Holders delivered to the Mobile Energy Parties and the Trustee, the Mobile Energy Parties, in each case, when authorized by Board Resolutions, may, and the Trustee, subject to Sections 11.3 and 11.4, shall, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture; provided, however, that if there shall be Securities of more than one (1) series Outstanding hereunder and if a proposed supplemental indenture shall directly affect the rights of the Holders of one (1) or more, but less than all, of such series, then the consent only of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one (1) class, shall be required; provided further, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security directly affected thereby:

                  (a) change the Stated Maturity of any Security (or, if the principal thereof is payable in installments, the Stated Maturity of any such installment), or of any payment of interest thereon, or the dates or circumstances of payment of premium, if any, on any Security, or change the principal amount thereof or the interest thereon or any premium payable upon the redemption thereof, or change the place of payment where, or the coin or currency in which, any Security or the premium, if any, or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment of principal or interest on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date) or such payment of premium, if any, on or after the date such premium becomes due and payable or change the dates or the amounts of payments to be made through the operation of the Sinking Fund in respect of such Securities, if any; or

                  (b) permit the creation of any Lien prior to or pari passu with the Lien of the Security Documents with respect to any of the Indenture Securities Collateral, or terminate the Lien of the Security Documents on any Indenture Securities Collateral or deprive any Holder of the security afforded by the Lien of the Security Documents, except to the extent expressly permitted by this Indenture or any of the Security Documents; or

                  (c) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section
         13.4 for quorum or voting; or

                  (d) modify any of the provisions of Section 3.2 or Section 8.7 (except to increase the percentage of the principal amount of the Outstanding Securities required to waive past defaults) or of this
         Section 11.2 (except to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby).

         A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of one (1) or more particular series of Securities, or that modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         Upon receipt by the Trustee of Board Resolutions of the Mobile Energy Parties and such other documentation as the Trustee may reasonably require and upon the filing with the Trustee of evidence of the Act of such Holders, the Trustee shall join in the execution of such supplemental indenture or other instrument (as the case may be), subject to the provisions of Sections 11.3 and 11.4.

         It shall not be necessary for any Act of Holders under this Section
11.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         SECTION 11.3. Documents Affecting Immunity or Indemnity. If in the opinion of either of the Mobile Energy Parties or the Trustee any document required to be executed by it pursuant to the terms of Section 11.2 affects any interest, right, duty, immunity or indemnity in favor of the Mobile Energy Parties or the Trustee under this Indenture, either of the Mobile Energy Parties or the Trustee (as the case may be), may in its discretion decline to execute such document.

         SECTION 11.4. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any Series Supplemental Indenture or other supplemental indenture permitted by this Article XI or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to section 9.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture.

         SECTION 11.5. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article XI, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

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




         SECTION 11.6. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article XI shall conform to the requirements of the Trust Indenture Act as then in effect.

         SECTION 11.7. Reference in Securities to Supplemental Indentures. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article XI may, and if required by the Company shall, bear a notation in form approved by the Company and the Trustee as to any matter provided for in such supplemental indenture; and, in such case, suitable notation may be made upon Outstanding Securities after proper presentation and demand. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Company and the Trustee, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.


                                  ARTICLE XII.

                           SATISFACTION AND DISCHARGE

         SECTION 12.1. Satisfaction and Discharge of Securities. (a) Except as otherwise provided with respect to the Securities of any series in the Series Supplemental Indenture relating thereto, the Securities of such series shall, prior to the Stated Maturity thereof (or, if principal is payable in installments, the Stated Maturity of the final installment of principal thereof), on the ninety-first (91st) day after the date of the deposit referred to in paragraph (i) below, be deemed to have been paid for all purposes of this Indenture, and the entire indebtedness of the Mobile Energy Parties in respect thereof shall be deemed to have been satisfied and discharged, upon satisfaction of the following conditions:

                  (i) the Company shall have irrevocably deposited with the Trustee, in trust, specifically pledged as security for and dedicated solely for the benefit of the Holders of Securities of such series (A) monies in an amount that shall be sufficient, (B) U.S. Government Obligations, the payment of interest and principal on which when due, without any regard to reinvestment thereof, will provide monies that shall be sufficient or (C) any combination of clause (A) and (B) above that shall be sufficient, in each case, in the opinion of a firm of independent certified public accountants of recognized national standing expressed in a written certification thereof delivered to the Trustee, to pay when due the principal of and premium, if any, and interest due and to become due on the Securities of such series, whether at Stated Maturity or upon redemption, acceleration or otherwise;

                  (ii) if any such deposit of monies or U.S. Government Obligations shall have been made prior to the Stated Maturity (or, if principal is payable in installments, the Stated Maturity of the final installment of principal) or Redemption Date or Prepayment Date of such Securities, the Company shall have delivered to the Trustee a Company Order stating that such monies shall be held by the Trustee, in trust, as provided in Section 12.3;

                  (iii) if the Company has deposited or caused to be deposited monies or U.S. Government Obligations (or a combination thereof) to pay or discharge the principal of and premium, if any, and interest on the Outstanding Securities of such series to and including a Redemption Date on which all of the Outstanding Securities of such series are eligible for optional redemption and on which all of the Outstanding Securities of such series are to be redeemed, such Redemption Date shall be irrevocably designated by a Board Resolution of the Company delivered to the Trustee on or prior to the date of such deposit of such monies or U.S. Government

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         Obligations, and such Board Resolution shall be accompanied by an irrevocable Company Request that the Trustee give notice of such redemption in the name and at the expense of the Company not less than thirty (30) nor more than sixty (60) days prior to such redemption in accordance with Section 6.4;

                  (iv) the Mobile Energy Parties shall have delivered to the Trustee an Opinion of Counsel to the effect that (A) the trust resulting from such deposit does not constitute an investment company under the Investment Company Act of 1940 and (B) the Holders shall have a perfected security interest under applicable Law in the monies and U.S. Government Obligations so deposited;

                  (v) no Event of Default, or event that with notice, lapse of time or both would become an Event of Default (including by reason of such deposit), in any case arising pursuant to Section 8.1(a) or (n) with respect to the Securities of such series shall have occurred and be continuing on the date of deposit or during the period ending on the ninety-first (91st) day after such date;

                  (vi) the Mobile Energy Parties shall have delivered to the Trustee an Opinion of Counsel to the effect that based upon (A) a change in the applicable Federal income tax law since the date of this Indenture (or a change in the official interpretation thereof) or (B) the receipt by the Company from, or the publishing by, the Internal Revenue Service of a ruling on which such counsel is relying for the opinion contemplated herein, the Holders of Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of the deposit, defeasance and discharge pursuant to this
         Section 12.1(a) and will be subject to Federal income tax on the same amounts and in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred; and

                  (vii) there shall have been delivered to the Trustee an Officer's Certificate of each of the Mobile Energy Parties and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the Securities of such series have been complied with;

provided, however, that if each of the conditions set forth in this Section 12.1(a) shall have been satisfied with respect to the Outstanding Securities of any series, but the ninety-one (91) day period referenced above shall not have elapsed, the Securities of such series shall nevertheless be deemed to have been paid for all purposes of this Indenture on the date of the deposit referred to in paragraph (i) above if the Company shall have delivered, or caused to be delivered, to the Trustee an opinion of qualified nationally recognized bankruptcy counsel acceptable to the Trustee to the effect that the use by the Trustee of such monies in accordance with this Indenture would not constitute an avoidable preference or be subject to the provisions of Sections 544 and 547, would not be recoverable under Section 550 and would not be subject to the provisions of Section 362(a), in each case of the Bankruptcy Code or similar laws of the United States of America or the State of Alabama, if a Bankruptcy Event in respect of the Person making such deposit were to occur.

Upon satisfaction of the aforesaid conditions with respect to the Securities of any series, the Trustee shall, upon receipt of a Company Request, acknowledge in writing that the Securities of such series are deemed to have been paid for all purposes of this Indenture and that the entire indebtedness of the Mobile Energy Parties in respect thereof is deemed to have been satisfied and discharged.

         In the event that Securities that shall be deemed to have been paid as provided in this Section 12.1(a) do not mature and are not to be redeemed within

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the sixty (60) day period commencing on the date of the deposit with the Trustee of monies, the Mobile Energy Parties shall, as promptly as practicable, give a notice, in the same manner as a notice of redemption with respect to such Securities, to the Holders of such Securities to the effect that such Securities are deemed to have been paid and the circumstances thereof.

         Notwithstanding the satisfaction and discharge of any Securities as aforesaid, (i) the rights of Holders of Securities of such series to receive, solely from the trust funds described in paragraph (i) of this Section 12.1(a), payment of the principal of and premium, if any, and interest on the Securities of such series on the Stated Maturity thereof (to and including the Redemption Date, if any, designated pursuant to paragraph (iii) of this Section 12.1(a)) and (ii) the rights and obligations of the Holders of the Securities of such series, the Mobile Energy Parties and the Trustee in respect of the Securities of such series under Sections 2.7, 2.8, 2.9, 2.10, 2.11, 2.12 and 2.15, Article VI (in the case of redemption as contemplated by paragraph (iii) of this Section 12.1(a), to the extent Article VI applies to the redemption to be made on such Redemption Date), Sections 9.3(e) and 9.7 and this Article XII shall survive.

         (b) If (i) each of the conditions set forth in paragraphs (i), (ii),
(iii), (iv) and (v) of Section 12.1(a) shall have been satisfied with respect to the Outstanding Securities of any series, but the conditions set forth in paragraphs (vi) and (vii) thereof are not satisfied and (ii) the Mobile Energy Parties shall have delivered to the Trustee (A) an Opinion of Counsel to the effect that the Holders of such series will not recognize income, gain or loss for Federal income tax purposes as a result of the deposit, defeasance and discharge pursuant to this Section 12.1(b) and will be subject to Federal income tax on the same amounts and in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred and (B) an Officer's Certificate of each of the Mobile Energy Parties and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the defeasance of the Securities of such series pursuant to this
Section 12.1(b) have been complied with, then:

                  (A) with respect to the Securities of such series, the Mobile Energy Parties shall be released from their covenants and other obligations contained in Articles V (other than Section 5.3) and XIV and Section 2.15 of this Indenture and all their obligations under the other Security Documents, and may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant or obligation whether directly or indirectly, by reason of any reference elsewhere herein to any other provision of this Indenture or any other document and any failure to comply with any such covenant shall not constitute an Event of Default with respect to the Securities of such series;

                  (B) the occurrence of any event specified in any of paragraphs
         (b) through (m), (o) or (p) of Section 8.1 shall not constitute an Event of Default with respect to the Securities of such series;

                  (C) the Securities of such series shall thereafter be deemed not to be "Outstanding" solely for purposes of determining whether or not the Holders of the requisite aggregate principal amount of Securities have concurred in any Act under this Indenture with respect to any covenant or obligation from which the Mobile Energy Parties have been released pursuant to paragraph (A) above, or with respect to any event that shall have ceased to be an Event of Default with respect to Securities of such series pursuant to paragraph (B) above (or the consequences thereof); and

                  (D) the Securities of such series shall cease to be secured by or to be entitled to any benefit under the Security Documents or any other Lien upon any Collateral, including any monies, security or other property

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         held by the Trustee (other than monies and U.S. Obligations deposited with the Trustee pursuant to paragraph (i) of Section 12.1(a) in respect of Securities of such series and interest and other amounts earned and received thereon);

provided, however, that the provisions of this Section 12.1(b) shall not be deemed to relieve the Company of its obligations with respect to the payment of the principal of and premium, if any, and interest on the Outstanding Securities of such series. In respect of the foregoing, it is understood and agreed that:

                  (1) satisfaction by the Company of the conditions necessary to achieve the consequences specified in this Section 12.1(b) with respect to any series of Securities shall not be construed to preclude the Company from achieving the consequences specified in Section 12.1(a) with respect to such Securities at a later date upon satisfaction of the conditions set forth in Section 12.1(a); and

                  (2) if at any time the only Outstanding Securities are Securities with respect to which the conditions described in this
         Section 12.1(b) have been satisfied, the Trustee shall, upon receipt of a Company Request, take the actions specified in the last paragraph of
         Section 12.2 notwithstanding the failure to satisfy and discharge the Indenture as provided in Section 12.2.

         (c) For purposes of this Section 12.1, if the Mobile Energy Parties, or either of them, shall incur any Debt and all or any portion of the proceeds thereof are concurrently applied to make a deposit pursuant to paragraph (i) of
Section 12.1(a) in respect of any series of Securities (or to acquire U.S. Government Obligations that are concurrently so deposited), whether for purposes of Section 12.1(a) or 12.1(b), then any Event of Default that would arise as a result of such incurrence or as a result of any Lien granted to secure such Debt shall not constitute an Event of Default with respect to the Securities of such series; provided, however, that if, on or before the ninety-first (91st) day after the date of such deposit any of the applicable conditions under Section 12.1(a) or (b), as the case may be, required to be satisfied on such date or during the period ending on such date are not satisfied, then any such Event of Default shall be deemed to have occurred at the time and to the extent such Event of Default would have occurred without regard to this Section 12.1(c).

         (d) Notwithstanding anything herein to the contrary, if, at any time after a Security would be deemed to have been paid for purposes of this Indenture, and, if such is the case, the Company's indebtedness in respect thereof would be deemed to have been satisfied and discharged, pursuant to this
Section 12.1 (without regard to provisions of this paragraph), the Trustee or any Paying Agent, as the case may be, shall be required to return the monies or U.S. Government Obligations, or combination thereof, deposited with it to either of the Mobile Energy Parties or any Affiliate thereof or its representatives under any applicable Federal or state bankruptcy, insolvency or other similar Law such Security shall thereupon be deemed retroactively not to have been paid and any satisfaction and discharge of the Company's indebtedness in respect thereof shall retroactively be deemed not have been effected, and such Security shall be deemed to remain Outstanding.

         SECTION 12.2. Satisfaction and Discharge of Indenture. This Indenture and the Guaranty shall upon a Company Request and a Mobile Energy Request cease to be of further effect (except as hereinafter expressly provided), and the Trustee, at the expense of the Company, shall execute proper instruments prepared by the Company acknowledging satisfaction and discharge of this Indenture and the Guaranty, when:

                  (a)      either


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                           (i) all Securities theretofore authenticated and
         delivered (other than (A) Securities that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.9 and (B) Securities deemed to have been paid in accordance with Section 12.1) have been delivered to the Trustee for cancellation; or

                           (ii) all Securities not theretofore delivered to the Trustee for cancellation shall be deemed to have been paid in accordance with Section 12.1;

                  (b)  all other sums due and payable hereunder have been paid;
         and

                  (c) the Mobile Energy Parties have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Upon satisfaction of the aforesaid conditions, the Trustee shall, upon receipt of a Company Request and Mobile Energy Request, acknowledge in writing the satisfaction and discharge of this Indenture and the Guaranty.

         Notwithstanding the satisfaction and discharge of this Indenture and the Guaranty as aforesaid, if at the time of such satisfaction and discharge any Securities are deemed to have been paid in accordance with Section 12.1, but have not actually been fully paid, then the rights and obligations of the Mobile Energy Parties and the Trustee in respect of such Securities shall survive to the extent provided in Section 12.1 until all such Securities have actually been repaid in full.

         Upon satisfaction and discharge of this Indenture and the Guaranty as provided in this Section 12.2, the Trustee shall assign, transfer and turn over to or upon the order of the Company, any and all monies, securities and other property then held by the Trustee for the benefit of the Holders other than monies and U.S. Government Obligations deposited with the Trustee pursuant to
Section 12.1 and interest and other amounts earned or received thereon.

         SECTION 12.3. Application of Trust Money. The monies deposited with the Trustee pursuant to Section 12.1 and all monies received by the Trustee in respect of U.S. Government Obligations deposited with the Trustee pursuant to
Section 12.1 shall not be withdrawn or used for any purpose other than, and shall be held in trust for, the payment of the principal of and premium, if any, and interest on the Securities or portions of principal amount thereof in respect of which such deposit was made. The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against U.S. Government Obligations deposited pursuant to Section 12.1 or the interest and principal received in respect of such obligations other than any such tax, fee or other charge payable by or on behalf of Holders.



                                  ARTICLE XIII.

                       MEETINGS OF HOLDERS OF SECURITIES;
                             ACTION WITHOUT MEETING

         SECTION 13.1. Purposes for Which Meetings May Be Called. A meeting of Holders of Securities of one (1) or more, or all, series, may be called at any time and from time to time pursuant to this Article XIII to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of such series.


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



         SECTION 13.2. Call, Notice and Place of Meetings. (a) The Trustee may at any time call a meeting of Holders of one (1) or more, or all, series of Securities for any purposes specified in Section 13.1, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or at such other place, as the Trustee shall determine. Notice of every such meeting, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.6, not less than twenty (20) nor more than sixty (60) days prior to the date fixed for the meeting.

         (b) If the Trustee shall have been requested to call a meeting of the Holders of Securities of one (1) or more, or all, series, by the Company, by Mobile Energy or by the Holders of ten percent (10%) in aggregate principal amount of the Outstanding Securities of such series (or, in the case of a meeting of the Holders of the Securities of all series, ten percent (10%) in aggregate principal amount of the Outstanding Securities of all series, considered as one (1) class), by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first mailing of the notice of such meeting within twenty-one (21) days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Mobile Energy Parties or such Holders (as the case may be) may determine the time and the place in the Borough of Manhattan, the City of New York, or in such other place as the Mobile Energy Parties or such Holders (as the case may be) shall determine, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in Section 13.2(a).

         (c) Any meeting of Holders of Securities of one (1) or more, or all, series shall be valid without notice if the Holders of all Outstanding Securities of such series are present in person or by proxy and the Trustee is present, or if notice is waived in writing before or after the meeting by the Holders of all Outstanding Securities of such series, or by such of them as are not present at the meeting in person or by proxy.

         SECTION 13.3. Persons Entitled to Vote at Meetings. To be entitled to vote at any meeting of Holders of Securities of one (1) or more, or all, series, a Person shall be (a) a Holder of one (1) or more Outstanding Securities of such series or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one (1) or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to attend any meeting shall be the Holders described above and any proxies of such Holders and their respective counsel, any representatives of the Trustee and its counsel and any representatives of the Mobile Energy Parties and their respective counsels.

         SECTION 13.4. Quorum; Action. The Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of the series with respect to which a meeting shall have been called as hereinbefore provided, considered as one (1) class, shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is to be taken at such meeting that this Indenture expressly provides may be taken by the Holders of a specified percentage that is less than a majority in principal amount of the Outstanding Securities of such series, considered as one (1) class, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Securities of such series, considered as one (1) class, shall constitute a quorum. In the absence of a quorum, the meeting may be adjourned for a period of not less than ten (10) days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than ten (10) days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Except as provided in Section 13.5(e), notice of the reconvening of any adjourned meeting shall be given as provided in Section 13.2(a), except that such notice need be given only

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



once not less than five (5) days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series that shall constitute a quorum.

         Except as limited by Section 11.2, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in aggregate principal amount of the Outstanding Securities of the series with respect to which such meeting shall have been called, considered as one (1) class; provided, however, that, except as so limited, any resolution with respect to any action that this Indenture expressly provides may be taken by the Holders of a specified percentage that is less than a majority in principal amount of the Outstanding Securities of such series, considered as one (1) class, may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of such series, considered as one (1) class.

         Any resolution passed or decision taken at any meeting of Holders of Securities duly held in accordance with this Section 13.4 shall be binding on all the Holders of Securities of the series with respect to which such meeting shall have been held, whether or not present or represented at the meeting.

         SECTION 13.5. Attendance at Meetings; Determination of Voting Rights; Conduct and Adjournment of Meetings. (a) Attendance at meetings of Holders of Securities may be in person or by proxy, and, to the extent permitted by law, any such proxy shall remain in effect and be binding upon any future Holder of the Securities with respect to which it was given, unless and until specifically revoked by the Holder or future Holder of such Securities before being voted.

         (b) Notwithstanding any other provision of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of such Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 1.4 and the appointment of any proxy shall be proved in the manner specified in Section 1.4. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.4 or other proof.

         (c) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by either of the Mobile Energy Parties or by Holders of Securities as provided in Section 13.2(b), in which case such Mobile Energy Party or the Holders of Securities of the series calling the meeting (as the case may be) shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of all series represented at the meeting, considered as one (1) class.

         (d) At any meeting each Holder of an Outstanding Security of any series or such Holder's proxy shall be entitled to one (1) vote for each $1,000 original principal amount of Securities of such series held or represented by such Holder, and each Holder of any such Security or such Holder's proxy shall be entitled to divide the votes carried by such Security, casting some for and some against a particular action, as such Holder sees fit; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not

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



Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

         (e) Any meeting duly called pursuant to Section 13.2 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of all series represented at the meeting, considered as one (1) class; and the meeting may be held as so adjourned without further notice.

        SECTION 13.6. Counting Votes and Recording Action of Meetings. The vote upon any resolution submitted to any meeting of Holders of Securities shall be by written ballots on which shall be subscribed the signatures of the Holders of Outstanding Securities or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities, of the series with respect to which the meeting shall have been called, held or represented by them. The permanent chairman of the meeting shall appoint two (2) inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in quadruplicate of all votes cast at the meeting. A record, at least in quadruplicate, of the proceedings of each meeting of Holders of Securities shall be prepared by the secretary of the meeting and there shall be attached to such record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one (1) or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that such notice was given as provided in Section 13.2 and, if applicable, Section 13.4. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one (1) such copy shall be delivered to each of the Mobile Energy Parties, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

         SECTION 13.7. Action Without Meeting. In lieu of the vote of Holders of Securities at a meeting as hereinbefore contemplated in this Article XIII, any request, demand, authorization, direction, notice, consent, waiver or other action may be made, given or taken by Holders of Securities by written instruments as provided in Section 1.4.


                                  ARTICLE XIV.

                                    GUARANTY


         SECTION 14.1. Guaranty of Payment and Performance. Mobile Energy hereby
(a) guarantees to the Trustee for its own benefit and the benefit of the Holders from time to time the due and punctual payment, observance and performance of all of the Guaranteed Obligations in accordance with their respective terms and when and as due (whether at maturity, by reason of acceleration or otherwise), or deemed to be due pursuant to Section 14.2, and (b) agrees so to pay, observe or perform the same when so due, or deemed to be due, upon demand.

         SECTION 14.2. Continuance and Acceleration of Guaranteed Obligations upon Certain Events. If (a) any Event of Default described in Section 8.1(n) shall have occurred and be continuing, (b) any injunction, stay or the like that enjoins any acceleration, or demand for the payment, observance or performance, of any Guaranteed Obligations that would otherwise be required or permitted under the Security Documents shall become effective or (c) any Guaranteed Obligations shall be or be determined to be or become discharged, disallowed, invalid, illegal, void or otherwise unenforceable (whether by operation of any present or future law or by order of any Governmental Authority) against the Company then

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



(i) such Guaranteed Obligations shall, for all purposes of this Indenture, be deemed (A) in the case of clause (c) above, to continue to be outstanding and in full force and effect notwithstanding the unenforceability thereof against the Company, and (B) if such is not already the case, to have thereupon become immediately due and payable and to have commenced bearing interest at the rate equal to the then highest yield on any of the Outstanding Securities plus two percent (2%) and (ii) the Trustee may, with respect to such Guaranteed Obligations, exercise all of the rights and remedies hereunder that would be available to it during an Event of Default.

         SECTION 14.3. Recovered Payments. The Guaranteed Obligations shall be deemed not to have been paid, observed or performed, and Mobile Energy's obligations under this Guaranty in respect thereof shall continue and not be discharged, to the extent that any payment, observance or performance thereof by the Company or any other guarantor, or out of the proceeds of any collateral, is recovered from or paid over by or for the account of the Trustee for any reason, including as a preference or fraudulent transfer or by virtue of any subordination (whether present or future or contractual or otherwise) of the Guaranteed Obligations, whether such recovery or payment over is effected by any judgment, decree or order of any Governmental Authority, by any plan of reorganization or by settlement or compromise by the Trustee (whether or not consented to by either of the Mobile Energy Parties or any other guarantor) of any claim for any such recovery or payment over. Mobile Energy hereby expressly waives the benefit of any applicable statute of limitations and agrees that it shall be liable hereunder with respect to any Guaranteed Obligation whenever such a recovery or payment over thereof occurs.

         SECTION 14.4. Evidence of Guaranteed Obligations. The records of the Trustee shall be conclusive evidence (absent manifest error) of the Guaranteed Obligations and of all payments, observances and performances in respect thereof.

         SECTION 14.5. Binding Nature of Certain Adjudications. Mobile Energy shall be conclusively bound by the adjudication in any action or proceeding, legal or otherwise, involving any controversy arising under, in connection with, or in any way related to, any of the Guaranteed Obligations, and by a judgment, award or decree entered therein, if Mobile Energy shall have had the right, or shall have been given the opportunity, to participate in such action or proceeding and shall have been given notice of such action or proceeding in time to exercise such right or avail itself of such opportunity.

         SECTION 14.6. Nature of Mobile Energy's Obligations. Mobile Energy's obligations hereunder (a) are absolute and unconditional, (b) are unlimited in amount, (c) constitute a guaranty of payment and performance and not a guaranty of collection, (d) are as primary obligor and not as a surety only, (e) shall be a continuing guaranty of all present and future Guaranteed Obligations and all promissory notes and other documentation given in extension or renewal or substitution for any of the Guaranteed Obligations and (f) shall be irrevocable.

         SECTION 14.7. No Release of Mobile Energy. The obligations of Mobile Energy under this Guaranty shall not be reduced, limited or terminated, nor shall Mobile Energy be discharged from any thereof, for any reason whatsoever (other than, subject to Sections 14.3 and 14.12, the payment, observance and performance of the Guaranteed Obligations), including (and whether or not the same shall have occurred or failed to occur once or more than once and whether or not Mobile Energy shall have received notice thereof): (a) (i) any increase in the principal amount of, or interest rate applicable to, (ii) any extension of the time of payment, observance or performance of, (iii) any other amendment or modification of any of the other terms and provisions of, (iv) any release, composition or settlement (whether by way of acceptance of a plan of reorganization or otherwise) of, (v) any subordination (whether present or future or contractual or otherwise) of or (vi) any discharge, disallowance, invalidity, illegality, voidness or other unenforceability of, in each case the Guaranteed

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



Obligations; (b) (i) any failure to obtain any release, composition or settlement of, (ii) any amendment or modification of any of the terms and provisions of, (iii) any subordination of or (iv) any discharge, disallowance, invalidity, illegality, voidness or other unenforceability of, in each case any guaranties of the Guaranteed Obligations; (c) (i) any failure to obtain any release of, (ii) any failure to protect or preserve, (iii) any release, compromise, settlement or extension of the time of payment of any obligations constituting, (iv) any failure to perfect or maintain the perfection or priority of any Lien upon, (v) any subordination of any Lien upon or (vi) any discharge, disallowance, invalidity, illegality, voidness or other unenforceability of any Lien or intended Lien upon, in each case any collateral now or hereafter securing the Guaranteed Obligations or any other guaranties thereof; (d) any termination of or change in any relationship between Mobile Energy and the Company, including any such termination or change resulting from a change in the ownership of Mobile Energy or the Company or from the cessation of any commercial relationship between Mobile Energy and the Company; (e) any exercise of, or any election not or failure to exercise, delay in the exercise of, waiver of, or forbearance or other indulgence with respect to, any right, remedy or power available to the Trustee, including (i) any election not or failure to exercise any right of set off, recoupment or counterclaim, (ii) any election of remedies effected by the Trustee, including the foreclosure upon any real estate constituting collateral, whether or not such election affects the right to obtain a deficiency judgment and (iii) any election by the Trustee in any proceeding under the Bankruptcy Code of the application of Section 1111(b)(2) of such Code; and (f) any other act or failure to act or any other event or circumstance that (i) varies the risk of Mobile Energy under this Guaranty or
(ii) but for the provisions hereof, would, as a matter of statute or rule of law or equity, operate to reduce, limit or terminate the obligations of Mobile Energy hereunder or discharge Mobile Energy from any thereof.

         SECTION 14.8. Certain Waivers. Mobile Energy waives (a) any requirement, and any right to require, that any right or power be exercised or any action be taken against the Company, any other guarantor or any collateral for the Guaranteed Obligations or any guaranty thereof, (b) all defenses to, and all set offs, counterclaims and claims of recoupment against, the Guaranteed Obligations that may at any time be available to the Company or any guarantor,
(c) (i) notice of acceptance of and intention to rely on this Guaranty, (ii) notice of the issuance of any Securities under this Indenture and of the incurrence or renewal of any other Guaranteed Obligations, (iii) notice of any of the matters referred to in Section 14.7 and (iv) all other notices that may be required by Law or otherwise to preserve any rights against Mobile Energy under this Guaranty, including any notice of default, demand, dishonor, presentment and protest, (d) diligence, (e) any defense based upon, arising out of or in any way related to (i) any claim that any sale or other disposition of any collateral for the Guaranteed Obligations or any guaranty thereof was not conducted in a commercially reasonable fashion or that a public sale, should the Trustee or the Collateral Agent (as the case may be), have elected to so proceed, was, in and of itself, not a commercially reasonable method of sale,
(ii) any claim that any election of remedies by the Trustee or the Collateral Agent (as the case may be), including the exercise by the Trustee or the Collateral Agent (as the case may be) of any rights against any collateral, impaired, reduced, released or otherwise extinguished any right that Mobile Energy might otherwise have had against the Company or any other guarantor or against any collateral, including any right of subrogation, exoneration, reimbursement or contribution or right to obtain a deficiency judgment, (iii) any claim based upon, arising out of or in any way related to any of the matters referred to in Section 14.7 and (iv) any claim that this Guaranty should be strictly construed against the Trustee and (f) ALL OTHER DEFENSES UNDER APPLICABLE LAW THAT WOULD, BUT FOR THIS CLAUSE (f), BE AVAILABLE TO MOBILE ENERGY AS A DEFENSE AGAINST OR A REDUCTION OR LIMITATION OF ITS OBLIGATIONS HEREUNDER.

         SECTION 14.9. Independent Credit Evaluation. Mobile Energy has independently, and without reliance on any information supplied by the Trustee, taken, and will continue to take, whatever steps it deems necessary to evaluate the financial condition and affairs of the Company, and the Trustee shall have no duty to advise Mobile Energy of information at any time known to it regarding such financial condition or affairs.

         SECTION 14.10. Subordination of Rights Against Company, Other Guarantors and Collateral. All rights that Mobile Energy may at any time have against the Company, any other guarantor or any collateral for the Guaranteed Obligations or any guaranty thereof (including rights of subrogation, exoneration, reimbursement and contribution and whether arising under Law or otherwise), and all obligations that the Company or any other guarantor may at any time have to Mobile Energy, Mobile Energy's obligations hereunder or any payment made are hereby expressly subordinated to the prior payment, observance and performance in full of the Guaranteed Obligations and any other such guaranty. Mobile Energy shall not enforce any of the rights, or attempt to obtain payment or performance of any of the obligations, subordinated pursuant to this Section 14.10 until the Guaranteed Obligations have been paid, observed and performed in full, except that such prohibition shall not apply to routine acts, such as the giving of notices and the filing of continuation statements, necessary to preserve any such rights. If any amount shall be paid to or recovered by Mobile Energy (whether directly or by way of set off, recoupment or counterclaim) on account of any right or obligation subordinated pursuant to this Section 14.10, such amount shall be held in trust by Mobile Energy for the benefit of the Trustee, not commingled with any of Mobile Energy's other funds and forthwith paid over to the Trustee, in the exact form received, together with any necessary endorsements, to be applied and credited against, or held as security for, the Guaranteed Obligations and the obligations of Mobile Energy hereunder. Notwithstanding the foregoing, nothing herein shall restrict or otherwise limit the ability of Mobile Energy to receive monies distributed to it by the Collateral Agent pursuant to Section 3.11 of the Intercreditor Agreement, which monies need not be held in trust by Mobile Energy.

         SECTION 14.11. Payments by Mobile Energy. (a) All payments due to the Trustee hereunder shall be made to the Trustee at the Corporate Trust Office or at such other address the Trustee may designate by notice to Mobile Energy. A payment shall not be deemed to have been made on any day unless such payment has been received by the Trustee at the required place of payment, in lawful money of the United States of America in funds immediately available to the Trustee.

                  (b) All payments due the Trustee under this Guaranty, and all of the other terms, conditions, covenants and agreements to be observed and performed by Mobile Energy under this Guaranty, shall be made, observed or performed by Mobile Energy without any reduction or deduction whatsoever, including any reduction or deduction for any set-off, recoupment, counterclaim (whether, in any case, in respect of an obligation owed by the Trustee to Mobile Energy, the Company or any other guarantor and, in the case of a counterclaim, whether sounding in tort, contract or otherwise) or tax.

                  (c) Mobile Energy hereby authorizes the Trustee, if and to the extent any amount payable by Mobile Energy under this Guaranty is not otherwise paid when due, to charge such amount against any or all of the accounts of Mobile Energy with the Trustee or any of its Affiliates (whether maintained at a branch or office located within or without the United States), with Mobile Energy remaining liable for any deficiency.

                  (d) Whenever any payment to the Trustee under this Article XIV would otherwise be due (except by reason of acceleration) on a day that is not a Business Day, such payment shall instead be due on the next succeeding Business Day. If the date any payment hereunder is due is extended (whether by operation of this Indenture, Law or otherwise), such payment shall bear interest for such extended time at the rate of interest applicable hereunder.

         SECTION 14.12. Continuance of Guaranty; Survival. The obligations of Mobile Energy and the rights of the Trustee under this Article XIV shall continue in full force and effect until the payment, observance and performance in full of the Guaranteed Obligations.

         SECTION 14.13. Assignments and Participations. Assignments. Mobile Energy may not assign any of its rights or obligations under this Guaranty without the prior written consent of the Trustee, and no assignment of any such obligation shall release Mobile Energy therefrom unless the Trustee shall have consented to such release in a writing specifically referring to the obligation from which Mobile Energy is to be released.

         SECTION 14.14. Benefit and Enforcement. This Guaranty is given for the benefit of the Trustee and, subject to the terms and conditions set forth herein, the Holders from time to time of the Securities, all of whom shall be entitled in the same manner as set forth herein to enforce performance and observance of this Guaranty.


                                   ARTICLE XV.

                                LIMITED RECOURSE

         Satisfaction of the obligations of the Mobile Energy Parties (including pursuant to the Guaranty) under this Indenture for the payment of the principal of or premium, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof or related thereto, shall be had solely from the assets of the Mobile Energy Parties. No recourse shall be had to (a) any assets or properties of the Members (other than Mobile Energy as provided in Article XIV) or of the stockholders of Mobile Energy, other than their respective interests in the Indenture Securities Collateral, if any, (b) any Member (other than Mobile Energy as provided in Article XIV) or (c) any Affiliate, incorporator, stockholder, partner, member, officer, director or employee of any Member or of the Company (other than the Mobile Energy Parties and, in respect of any Southern Guaranty on deposit in any Reserve Account Security Account, Southern) and in the event of any non-performance by either of the Mobile Energy Parties of its obligation to pay the principal of or premium, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, no judgment for any deficiency upon the obligations of either of the Mobile Energy Parties under this Indenture, for the payment of the principal of or premium, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof or related thereto, shall be obtainable by the Holders, the Trustee or the Collateral Agent against any Member (other than Mobile Energy as provided in Article XIV) or any Affiliate, incorporator, stockholder, partner, member, officer, director or employee of any Member or of the Company (other than the Mobile Energy Parties and, in respect of any Southern Guaranty on deposit in any Reserve Account Security Account, Southern). Notwithstanding anything in this Article XV to the contrary, (i) satisfaction of the Guaranteed Obligations shall be non-recourse to any monies or other assets of Mobile Energy acquired through or on account of its interests in the Southern Master Tax Sharing Agreement to the extent such assets are not commingled with any of Mobile Energy's other assets or any monies or assets of the Company, (ii) nothing contained herein or in the Securities shall limit or otherwise prejudice in any way the right of the Trustee, the Collateral Agent or any Holder to proceed against any Person whomsoever (A) with respect to the enforcement of such Person's obligations under any Project Document (including the Guaranty and any Southern Guaranty) to which such Person is a party or to proceed against such Person with respect to the enforcement of such obligations or (B) to the extent necessary to realize upon the Indenture Securities Collateral granted hereunder or under the Security Documents and (iii) any limitations of liability herein shall not apply to any Person if and to the extent that such Person commits fraud or wilful misrepresentations, including those contained in Officer's Certificates issued from time to time.

         IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                MOBILE ENERGY SERVICES
                  COMPANY, L.L.C.


                     By:

                    Name:    Christopher J. Kysar
                    Title:...Vice President


                MOBILE ENERGY SERVICES
                  HOLDINGS, INC.


                     By:

                    Name:    Christopher J. Kysar
                    Title:...Vice President



                FIRST UNION NATIONAL BANK
                  OF GEORGIA, as Trustee


                     By:

                    Name:    Doug Miher
                    Title:...Assistant Vice President







                                                                  [Indenture]

                                                                  Schedule 5.2

                               INSURANCE POLICIES


General Conditions:

         (a) All policies shall waive the rights of subrogation against the Collateral Agent.

         (b) All property and liability policies shall name the Collateral Agent as an additional insured. All policies protecting real and personal property or loss of income shall include a Lenders Loss Payable provision for the benefit of the Collateral Agent.

         (c) All policies shall be endorsed to provide a minimum of thirty (30) days notice of cancellation, nonrenewal, or material change (restricting coverage) (ten (10) days in the case of cancellation for non-payment of premiums) to the Collateral Agent and the Company.

         (d) Where commercially available, all policies shall stipulate by endorsement or equivalent policy language that the additional insured status of the Collateral Agent places no responsibility on the Collateral Agent for the payment of policy premiums, nor does the action or failure to take action by any other insured or additional insured invalidate coverages for the Collateral Agent under said policy.

         (e) A severability of interest clause or equivalent cross liability endorsement shall be included in each policy.

         (f) All policies shall be primary as respects coverage provided for the Energy Complex and the Site.

         (g) All policies shall be provided through insurance carriers rated A-IX or better by the Best's Insurance Guide (except for policies underwritten by Lloyd's of London, AEGIS and approved English companies) or other insurance companies reasonably acceptable to the Collateral Agent, in each case, which are authorized to do business in the State of Alabama.

         (h) All policies shall stipulate by endorsement or equivalent policy language that following a Wind-Up Event, the Collateral Agent shall have the right to make all claims made under said policy.

         (i) All policies (other than liability policies) shall stipulate by endorsement or equivalent policy language that following a Wind-Up Event, said policy can be assigned to the Collateral Agent.

         The following coverages shall be maintained in effect at all times until all obligations of the Mobile Energy Parties pursuant to this Indenture, the Securities, the Working Capital Facility, the Guaranty and the other Security Documents have been fully discharged:

Required Insurance:

         (a) Workers' Compensation Insurance. Workers' compensation insurance, as required by state and Federal laws (including United States Longshoremen and Harbor Workers and Maritime Liability (Jones Act) Insurance), including employer's liability insurance for all employees of the Energy Complex in the minimum amount of $1,000,000 per occurrence and in the aggregate where applicable; provided; however, that the Company may satisfy such obligations, in whole or in part, through the self-insurance of the Operator against workers' compensation claims.

         (b) Comprehensive General Liability Insurance. Comprehensive general liability insurance against claims for personal injury (including bodily injury and death), and property damage. Such insurance shall provide coverage for

                                 Schedule 5.2-1
products-completed operations, premises/operations, blanket contractual, explosion, collapse and underground coverage, broad form property damage and personal injury insurance coverage to protect the Collateral Agent against claims arising out of operations performed by the Company and its subcontractors, with a $1,000,000 minimum limit per occurrence for combined bodily injury and property damage and with an aggregate of $2,000,000. The general liability insurance shall, at a minimum, be provided under a 1986 ISO Commercial General Liability form of policy or equivalent policy and shall be written on an occurrence basis, or the AEGIS claim-first-made policy form.

         (c) Comprehensive Automobile Liability. Comprehensive automobile liability insurance against claims of personal injury (including bodily injury and death) and property damage, including loss of use thereof, covering all owned, leased, non-owned and hired vehicles used by the Company in the operation of the Energy Complex, with a $1,000,000 minimum limit per occurrence for bodily injury and property damage and a $2,000,000 minimum limit per occurrence for combined bodily injury and property damage.

         (d) Aircraft and Watercraft Liability. Aircraft Liability insurance (if applicable), including Passengers and Crew Liability, and Watercraft Liability insurance (if applicable), each having a $25,000,000 minimum limit per occurrence for property damage and bodily injury, covering all aircraft or watercraft that is owned, leased or chartered by the Company or any of its subcontractors. If the performance of any obligations by a subcontractor in connection with services performed at the Energy Complex requires the use of any aircraft or watercraft that is owned, leased or chartered by such subcontractor or any of its subcontractors, such subcontractor shall obtain Aircraft Liability and Watercraft Liability insurance with a $25,000,000 minimum limit per occurrence for property damage and bodily injury. If a helicopter is used to lift materials or equipment, any Aircraft Liability insurance required hereunder shall not contain any exclusion of coverage for "slung-cargo."

         (e) Umbrella Liability or Excess Insurance. Excess Liability insurance on an "occurrence" basis, or the AEGIS claims-first-made policy form pursuant to an "Umbrella" policy covering claims in excess of and following the terms of the underlying insurance as set forth in (a), (b) and (c) with a $24,000,000 minimum limit per occurrence and a $24,000,000 annual aggregate limit; provided that, in the event that claims under such aggregate liability coverage would reduce the coverage to an amount less than or equal to $50,000,000, the Company shall provide prompt written notice thereof to the Collateral Agent and promptly after such claims are made, restore the coverage under such policy to the coverage amount maintained prior to the assertion of such claims.

                  (f) Property Damage Insurance. Property Damage insurance on an "all risk" replacement cost basis including coverage against damage or loss caused by earth movement, flood and windstorm and providing (i) coverage for the Energy Complex in a minimum aggregate amount of the lesser of (A) the full replacement value of the Energy Complex and (B) the outstanding amount of Senior Debt (including the unutilized Working Capital Facility Commitment) of the Company (for which purpose there shall be included all steam, gas and electrical transmission lines along with related equipment for which the Company has an insurable interest) and (ii) Transit coverage, including Ocean marine coverage (if applicable), with sub-limits sufficient to insure the full replacement value of all property or equipment removed from the Energy Complex, provided that, for the perils of flood, earth movement, increased cost of construction, debris removal and loss to undamaged property, any sub-limit shall be not less than $100,000,000. For purposes of this paragraph (f), "replacement cost," including any improvements and equipment and supplies, shall be without deduction for physical depreciation. All such policies may have deductibles of not greater than $1,000,000, except for earth movement, flood and windstorm, which will have the lowest deductible available on commercially reasonable terms in the insurance marketplace. Such insurance shall include and "Agreed Amount" Clause or Waiver of Co-Insurance and shall provide for increased cost of construction, debris removal, and loss to undamaged property as the result of enforcement of building laws or ordinances.


                                 Schedule 5.2-2

                  (g) Boiler and Machinery Insurance. Boiler and Machinery insurance coverage to be written on a "comprehensive form" basis for all insurable objects including all production machinery, pressure vessels, electrical turbines and equipment, motors, air tanks, boilers, machinery, pressure piping or any other similar objects located on or adjacent to the Site in a minimum aggregate amount equal to the maximum foreseeable loss and expediting expenses in the amount of $2,500,000 (with losses to be adjusted on a replacement value) (subject to the limit set forth in paragraph (f) above). All such policies may have deductibles of not greater than $1,000,000.

                  (h) Business Interruption and Extra Expense Insurance. Business Interruption insurance covering as a minimum amount all fixed expenses and debt service for a period of twelve (12) months arising from any loss insured by (f) and (g). The maximum deductible shall be no greater than thirty
(30) days. There shall be either an Agreed Amount Clause or Waiver of Coinsurance.

                  (i) Subcontractor Insurance. To the extent required by the Master Operating Agreement or any Energy Services Agreement, the Company shall require each of its subcontractors expected to perform work with a value in excess of $5,000,000 (including the Operator) to obtain, from an insurance company meeting the qualifications set forth above, on or before the effective date of any agreement between the Company and such subcontractor with respect to the Energy Complex, each of the insurance coverages set forth in paragraphs (a),
(b) and (c). Each subcontractor shall furnish to the Company, and the Company shall furnish to the Collateral Agent, the Trustee and the Working Capital Facility Provider, a certificate of insurance verifying that the insurance to be provided as required hereunder has been secured.

                                 Schedule 5.2-3

                                                                    Exhibit A




                      FORM OF DEBT SERVICE RESERVE ACCOUNT
                           SOUTHERN GUARANTY AGREEMENT

                               Dated as of [_____]


         In consideration of the execution and delivery by First Union National Bank of Georgia, as trustee under the Indenture referred to below for the holders of the Indenture Securities referred to therein, of the Trust Indenture dated as of August 1, 1995 among Mobile Energy Services Company, L.L.C., an Alabama limited liability company (the "Company"), Mobile Energy Services Holdings, Inc., an Alabama corporation ("Mobile Energy"), and First Union National Bank of Georgia, as such trustee (the "Guaranteed Party") (such Trust Indenture, as it may be amended, restated, supplemented, waived or otherwise modified, hereinafter the "Indenture") and of the rights of the Company under
Section 4.6(a) thereof, and acknowledging that such execution and delivery and such rights of the Company constitute indirect benefit to the Guarantor at least equal to the Available Amount (as defined herein), The Southern Company, a Delaware corporation (the "Guarantor"), hereby agrees with the Guaranteed Party as follows (with terms not defined herein having the meanings ascribed to them in the Indenture):

         15.1. Guaranty. The Guarantor hereby (a) guarantees to the Guaranteed Party the due and punctual payment, observance and performance of all indebtedness, liabilities, obligations, covenants and duties of, and all terms and conditions to be observed by, the Company due or owing under Section 4.6(c) of the Indenture, in each case (i) whether due or owing to, or in favor or for the benefit of, the Guaranteed Party for its own benefit and the benefit of the Holders from time to time and any other Person that becomes the Guaranteed Party by reason of any succession or assignment at any time thereafter and (ii) whether or not an allowable claim against the Company under the Bankruptcy Code, or otherwise enforceable against the Company, and including, in any event, interest accruing as provided in clause (D) below after the filing by or against the Company of a petition under the Bankruptcy Code (collectively, the "Guaranteed Obligations"), in accordance with their respective terms and when and as due, without regard to any counterclaim, set-off, deduction or defense of any kind that the Company may have or assert and (b) agrees so to pay, observe or perform the same when so due, or deemed to be due, upon demand; provided, however, that the amount of the payment obligations of the Guarantor in respect of the Guaranteed Obligations hereunder shall not at any time exceed the Available Amount. For purposes of this Agreement, "Available Amount" means (A) $[_____] minus (B) the aggregate amount of any monies (including interest) paid in respect of each call honored by the Guarantor under this Agreement minus (C) the amount of any other Reserve Account Security or any monies not then constituting Revenues deposited into the Debt Service Reserve Account in which this Agreement is deposited to the extent that, in the case of such Reserve Account Security, monies are not withdrawn from such Debt Service Reserve Account on account of the deposit of such Reserve Account Security plus (D) the amount of any interest from (and including) the Business Day following the date of any written demand on the Guarantor for payment of any of the Guaranteed Obligations to (but excluding) the date of such payment at the rate of interest equal to the then highest yield on any of the Outstanding Indenture Securities plus two percent (2%) (provided that no such interest shall be payable with respect to any amounts paid on the Business Day following the date of any such written demand)[; provided, however, that in no event shall the Available Amount exceed [_____] plus interest as provided in clause (D) above]. Upon the written request of the Guarantor, the Guaranteed Party shall provide the Guarantor with a statement of the Available Amount and a calculation thereof. Upon the written request of the Guaranteed Party, the Guarantor shall confirm such statement and calculation.

         15.2. Guaranty Absolute. (a) The Guarantor guarantees that the Guaranteed Obligations will be paid and performed strictly in accordance with the

                                   Exhibit A-1
terms of the Indenture, regardless of any law or regulation now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Guaranteed Party with respect thereto. The obligations of the Guarantor under this Agreement are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Agreement, irrespective of whether or not any action is brought against the Company or whether or not the Company is joined in any such action or actions. The obligations of the Guarantor under this Agreement shall be irrevocable, absolute and unconditional, shall constitute a guaranty of payment and performance and not a guaranty of collection, shall be as primary obligor and not as surety only and shall be irrevocable, in each case irrespective of: (i) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of, or any consent to departure from, the Indenture, or any discharge, disallowance, invalidity, voidness or other unenforceability of the Guaranteed Obligations;
(ii) the existence of any claim, set-off, defense or other right that the Company or the Guarantor may have at any time against the Guaranteed Party, whether in connection with this Agreement, the Indenture or any unrelated transaction; (iii) any change, restructuring or termination of the corporate structure or existence of the Company or the partial or total substitution of any other Person in the place of the Company under the Indenture whether by assignment, foreclosure or otherwise; or (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Company or a guarantor. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Guaranteed Party upon the insolvency, bankruptcy or reorganization of the Company or the Guarantor or otherwise, all as though such payment had not been made.

         (b) This Agreement shall not confer upon the Guaranteed Party or any other Person any right of payment or enforcement with respect to the Company under the Indenture that is in any manner broader or more expansive than such Person's rights of payment and enforcement, if any, with respect to the Company under the Indenture.

         15.3. Waiver. The Guarantor hereby waives promptness, diligence, presentment, demand of payment, notice of acceptance, notice of the incurrence or renewal of any of the Guaranteed Obligations and any other notice with respect to any of the Guaranteed Obligations and this Agreement and any requirement that the Guaranteed Party exhaust any right or take any action against the Company or any other Person or entity.

         15.4. Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder, the Guarantor hereby irrevocably waives any and all rights of subrogation to the rights of the Guaranteed Party against the Company and any and all rights of reimbursement, assignment, indemnification or implied contract or any similar rights against the Company or against any endorser or other guarantor of all or any part of the Guaranteed Obligations until such time as the Guaranteed Obligations guaranteed hereby have been paid, performed and observed in full. If, notwithstanding the foregoing, any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of such Guaranteed Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Guaranteed Party, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Guaranteed Party in the exact form received by the Guarantor, to be applied against such Guaranteed Obligations, whether matured or unmatured, in such order as the Guaranteed Party may determine.

         15.5.Representations and Warranties.The Guarantor hereby represents and warrants as follows:

                  (a) The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation.

                  (b) The execution and delivery by the Guarantor of this Agreement, and the performance by the Guarantor of its obligations hereunder (i) are

                                   Exhibit A-2
         within the Guarantor's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) do not contravene its articles of incorporation or bylaws or any law or regulation applicable to or binding on the Guarantor or any of its properties and (iv) do not require the consent or approval of any Person that has not already been obtained.

                  (c) This Agreement constitutes the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

         15.6. Continuing Guaranty; Assignment. This Agreement is a continuing guaranty and shall (a) apply to all Guaranteed Obligations whenever arising pursuant to the terms herein, (b) be binding upon the Guarantor and its successors and permitted assigns and (c) inure to the benefit of, and be enforceable by, the Guaranteed Party and its successors and permitted assigns. The Guarantor may not assign its obligations under this Agreement without the prior written consent of the Guaranteed Party, which consent may be withheld in the Guaranteed Party's sole discretion. The Guaranteed Party may not assign its rights under this Agreement without the prior written consent of the Guarantor, which consent may be withheld in the Guarantor's sole discretion.

         15.7. Notices; Transfer of Funds. (a) The Guarantor shall provide the Guaranteed Party, no later than forty-five (45) days after the end of each fiscal quarter of the Guarantor, an Officer's Certificate of the Guarantor certifying as to the determination of whether or not the Southern Credit Standard has been satisfied as of the end of such fiscal quarter.

         (b) All notices, requests, demands and other communications that are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when received, if personally delivered; when transmitted, if transmitted by telecopy, electronic or digital transmission method, subject to the sender's facsimile machine receiving the correct answerback of the addressee and confirmation of uninterrupted transmission by a transmission report or the recipient confirming by telephone to sender that such recipient has received the facsimile message and subject to a copy being sent the same day for next day delivery by a reputable overnight delivery service; the day after it is sent, if sent for next day delivery to a domestic address by a reputable overnight delivery service; and upon receipt, if sent by certified or registered mail, return receipt requested. In each case notice shall be sent
(i) if to the Guaranteed Party, to its address set forth in Section 12.4 of the Indenture and (ii) if to the Guarantor, to:

                  The Southern Company
                  64 Perimeter Center East
                  Atlanta, Georgia 30364
                  Attention:  Secretary
                  Telecopy:  404-668-3559

                  with a copy of any demand for payment or notice of breach or default to:

                  Troutman Sanders
                  600 Peachtree Street, N.E.
                  Suite 5200
                  Atlanta, Georgia 30308-2216
                  Attention:  John T.W. Mercer, Esq.
                  Telecopy:  404-885-3525

or to such other place and with such other copies as the Guaranteed Party or the Guarantor may designate as to itself by written notice to the other pursuant to this Section 7(b).


                                   Exhibit A-3

         (c) Payments to be made to the Guaranteed Party hereunder shall be made by wire transfer of funds to the Guaranteed Party, c/o Bankers Trust Company, for deposit into the Debt Service Reserve Account in which this Agreement is deposited established and created under the Indenture (ABA No.: 053000219; Account No. 3076231393), at Bankers Trust Company, Four Albany Street, New York, New York 10006 or such other account as the Guaranteed Party may designate by notice hereunder.

         15.8. Delay and Waiver. No failure on the part of the Guaranteed Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

         15.9. Entire Agreement; Amendments. This Agreement and any agreement, document or instrument attached hereto or referred to herein integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral negotiations and prior writings with respect to the subject matter hereof. In the event of any conflict between the terms, conditions and provisions of this Agreement and any such agreement, document or instrument, the terms, conditions and provisions of this Agreement shall prevail. This Agreement may only be amended or modified by an instrument in writing signed by each of the Guarantor and the Guaranteed Party.

         15.10. Headings. The headings of the various Sections of this Agreement are for convenience of reference only and shall not modify, define or limit any of the terms or provisions hereof.

         15.11. Governing Law; Consent to Jurisdiction. (a) The rights and duties of the Guaranteed Party and the Guarantor under this Agreement shall, pursuant to Section 5-1401 of the New York General Obligations Law, be governed by the law of the State of New York, without reference to the choice of law provisions of New York law thereof (other than such Section 5-1401).

         (b) Each party hereto irrevocably and unconditionally (i) agrees that any suit, action or other legal proceeding arising out of this Agreement may be brought in the United States District Court for the Southern District of New York or, if such court does not have jurisdiction or will not accept jurisdiction, in any court of general jurisdiction in New York, New York; (ii) consents to the jurisdiction of any such court in any such suit, action or proceeding; and (iii) waives any objection that such party may have to the laying of venue of any such suit, action or proceeding in any such court.

         15.12. WAIVER OF JURY TRIAL. EACH OF THE GUARANTOR AND THE GUARANTEED PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY MATTER ARISING HEREUNDER.

         15.13. Severability. Any provision of this Agreement that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         15.14. No Recourse to Affiliates. Any obligations created herein shall be the sole obligations of the Guarantor, unless and to the extent that such obligations are assigned or delegated by the Guarantor pursuant to Section 6. The Guaranteed Party shall not have recourse to any subsidiary, partner, joint venturer, affiliate, director or officer of the Guarantor (or of any Person to whom the Guarantor's obligations hereunder are assigned or delegated pursuant to
Section 6) for the performance of such obligations unless the obligations are assumed in writing by the Person against whom recourse is sought.

         15.15. Termination. Subject to the last sentence of Section 2(a), this Agreement shall immediately terminate and be of no further force and effect upon

                                   Exhibit A-4
the earlier to occur of (a) the reduction of the Available Amount to zero in accordance with Section 1 (including the deposit of other Reserve Account Security or any monies not then constituting Revenues into the Debt Service Reserve Account in which this Agreement is deposited in an amount equal to the then Available Amount, to the extent that, in the case of such Reserve Account Security, monies are not withdrawn from such Debt Service Reserve Account on account of the deposit of such Reserve Account Security) or (b) the payment, observance and performance of the Guaranteed Obligations guaranteed hereby. Upon such termination, the Guaranteed Party shall deliver to the Guarantor written evidence in form and substance reasonably satisfactory to the Guarantor of such termination and of the release of the Guarantor from all of its obligations hereunder.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                   Exhibit A-5

         IN WITNESS WHEREOF, the Guarantor and the Guaranteed Party have caused this Agreement to be duly executed by their duly authorized officers, all as of the date hereof.


          THE SOUTHERN COMPANY


 By:
           Name:
           Title:


 FIRST UNION NATIONAL BANK OF
   GEORGIA, as Indenture Trustee



 By:
        Name:
        Title:

                                TABLE OF CONTENTS


                                                                           Page


                                   ARTICLE I.

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 1.1.  Definitions; Construction....................................  2
SECTION 1.2.  Compliance Certificates and Opinions.........................  3
SECTION 1.3.  Form of Documents Delivered to Trustee.......................  3
SECTION 1.4.  Acts of Holders..............................................  4
SECTION 1.5.  Notices, etc. to Trustee and Mobile Energy Parties...........  5
SECTION 1.6.  Notices to Holders; Waiver...................................  6
SECTION 1.7.  Conflict with Trust Indenture Act............................  6
SECTION 1.8.  Effect of Headings and Table of Contents.....................  6
SECTION 1.9.  Successors and Assigns.......................................  7
SECTION 1.10. Severability Clause..........................................  7
SECTION 1.11. Benefits of Indenture........................................  7
SECTION 1.12. Governing Law................................................  7
SECTION 1.13. Legal Holidays...............................................  7
SECTION 1.14. Execution in Counterparts....................................  7
SECTION 1.15. Projections..................................................  7


                                   ARTICLE II.

                                 THE SECURITIES

SECTION 2.1.  Form of Security to be Established by Series Supplemental
              Indenture....................................................  8
SECTION 2.2.  Form of Trustee's Authentication.............................  8
SECTION 2.3.  Amount Unlimited; Issuable in Series; Limitations on
              Issuance.....................................................  8
SECTION 2.4.  Authentication and Delivery of Securities.................... 10
SECTION 2.5.  Form and Denominations....................................... 11
SECTION 2.6.  Execution of Securities...................................... 12
SECTION 2.7.  Temporary Securities......................................... 12
SECTION 2.8.  Registration, Transfer and Exchange.......................... 12
SECTION 2.9.  Mutilated, Destroyed, Lost and Stolen Securities............. 14
SECTION 2.10. Payment of Principal and Interest; Principal and Interest
              Rights Preserved............................................. 14
SECTION 2.11. Persons Deemed Owners........................................ 16
SECTION 2.12. Cancellation................................................. 16
SECTION 2.13. Dating of Securities; Computation of Interest................ 16
SECTION 2.14. Source of Payments Limited; Rights and Liabilities of the
              Mobile Energy Parties........................................ 16
SECTION 2.15. Parity of Securities......................................... 17
SECTION 2.16. Allocation of Principal and Interest......................... 17


                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

SECTION 3.1.  Organization, Power and Status of Mobile Energy Parties...... 18
SECTION 3.2.  Authorization; Enforceability; Execution and Delivery........ 18
SECTION 3.3.  No Conflicts; Laws and Contracts; No Default................. 18

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SECTION 3.4.  Governmental Approvals....................................... 19
SECTION 3.5.  Litigation................................................... 20
SECTION 3.6.  Utility Regulation........................................... 20
SECTION 3.7.  Collateral................................................... 20
SECTION 3.8.  Taxes........................................................ 21
SECTION 3.9.  Environmental Matters........................................ 21
SECTION 3.10. Business; Mobile Energy Assets............................... 21
SECTION 3.11. Employee Benefit Plans....................................... 21


                                   ARTICLE IV.

                               INDENTURE ACCOUNTS

SECTION 4.1.  Establishment of Indenture Securities Account................ 22
SECTION 4.2.  Payments into Indenture Securities Account................... 22
SECTION 4.3.  Application of Funds in Indenture Securities Account......... 22
SECTION 4.4.  Payments into Debt Service Reserve Accounts.................. 23
SECTION 4.5.  Application of Funds in Debt Service Reserve Accounts........ 23
SECTION 4.6.  Reserve Account Security..................................... 24
SECTION 4.7.  Investment of Monies in the Indenture Accounts............... 25
SECTION 4.8.  Monies to be Held in Trust................................... 26
SECTION 4.9.  Dominion and Control......................................... 26


                                   ARTICLE V.

                                    COVENANTS

SECTION 5.1.  Payment of Principal, Premium, if any, and Interest; Mobile
              Energy as Guarantor.......................................... 26
SECTION 5.2.  Maintenance of Insurance..................................... 27
SECTION 5.3.  Reporting Requirements....................................... 27
SECTION 5.4.  Maintenance of Existence and Governmental Approvals; Rate
                Regulation................................................. 29
SECTION 5.5.  Nature of Business........................................... 30
SECTION 5.6.  Operation and Maintenance.................................... 30
SECTION 5.7.  Compliance with Law and Organizational Documents............. 30
SECTION 5.8.  Prohibition on Fundamental Changes and Disposition of
              Assets....................................................... 31
SECTION 5.9.  Transactions with Affiliates................................. 31
SECTION 5.10. Amendments to Project Documents.............................. 32
SECTION 5.11. Performance Under Project Contracts.......................... 32
SECTION 5.12. Annual Budget................................................ 33
SECTION 5.13. Insurance Reports............................................ 34
SECTION 5.14. Liens........................................................ 34
SECTION 5.15. Investments.................................................. 34
SECTION 5.16. Indebtedness................................................. 34
SECTION 5.17. Debt for Modifications; Replacement Debt; Refunding Debt..... 34
SECTION 5.18. Application of Proceeds from Sale of Securities.............. 37
SECTION 5.19. Restricted Payments.......................................... 38
SECTION 5.20. Casualty Proceeds; Eminent Domain Proceeds................... 39
SECTION 5.21. Benefit Plan Liabilities..................................... 39
SECTION 5.22. Mill Owner Maintenance Reserve Account....................... 39


                                   ARTICLE VI.

                     REDEMPTION AND PREPAYMENT OF SECURITIES

SECTION 6.1.  Applicability of Article..................................... 40
SECTION 6.2.  Election to Redeem or Prepay; Notice to Trustee.............. 40
SECTION 6.3.  Optional Redemption; Extraordinary Redemption; Prepayment;
              Selection of Securities to Be Redeemed or Prepaid............ 41

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



SECTION 6.4.  Notice of Redemption or Prepayment........................... 42
SECTION 6.5.  Securities Payable on Redemption Date or Prepayment Date..... 43
SECTION 6.6.  Securities Redeemed or Prepaid in Part....................... 43


                                  ARTICLE VII.

                                  SINKING FUNDS

SECTION 7.1.  Applicability of Article..................................... 44
SECTION 7.2.  Sinking Funds for Securities................................. 44


                                  ARTICLE VIII.

                           EVENTS OF DEFAULT; REMEDIES

SECTION 8.1.  Events of Default............................................ 44
SECTION 8.2.  Enforcement of Remedies...................................... 48
SECTION 8.3.  Specific Remedies............................................ 49
SECTION 8.4.  Judicial Proceedings Instituted by Trustee................... 49
SECTION 8.5.  Holders May Demand Enforcement of Rights by Trustee.......... 51
SECTION 8.6.  Control by Holders........................................... 52
SECTION 8.7.  Waiver of Past Events of Defaults............................ 52
SECTION 8.8.  Holder May Not Bring Suit Except Under Certain Conditions.... 52
SECTION 8.9.  Undertaking to Pay Court Costs............................... 53
SECTION 8.10. Right of Holders to Receive Payment Not to Be Impaired....... 53
SECTION 8.11. Application of Monies Collected by Trustee................... 53
SECTION 8.12. Securities Held by Certain Persons Not to Share in
              Distribution................................................. 55
SECTION 8.13. Waiver of Appraisement, Valuation, Stay, Right to
              Marshalling.................................................. 55
SECTION 8.14. Remedies Cumulative; Delay or Omission Not a Waiver.......... 55
SECTION 8.15. Intercreditor Agreement...................................... 56


                      ARTICLE IX.

                      THE TRUSTEE

SECTION 9.1.  Certain Duties and Responsibilities.......................... 56
SECTION 9.2.  Notice of Events of Defaults................................. 57
SECTION 9.3.  Certain Rights of Trustee.................................... 57
SECTION 9.4.  Not Responsible for Recitals or Issuance of Securities....... 59
SECTION 9.5.  May Hold Securities.......................................... 59
SECTION 9.6.  Funds May Be Held by Trustee or Paying Agent................. 59
SECTION 9.7.  Compensation, Reimbursement and Indemnification.............. 59
SECTION 9.8.  Disqualification; Conflicting Interests...................... 60
SECTION 9.9.  Corporate Trustee Required; Eligibility...................... 65
SECTION 9.10. Resignation and Removal; Appointment of Successor............ 66
SECTION 9.11. Acceptance of Appointment by Successor....................... 67
SECTION 9.12. Merger, Conversion, Consolidation or Succession to Business.. 67
SECTION 9.13. Preferential Collection of Claims Against any Obligor........ 68
SECTION 9.14. Maintenance of Offices and Agencies.......................... 71
SECTION 9.15. Co-Trustee or Separate Trustee............................... 73
SECTION 9.16. Taxes........................................................ 75


                                   ARTICLE X.

                          HOLDERS' LISTS AND REPORTS BY
                        TRUSTEE AND MOBILE ENERGY PARTIES

SECTION 10.1. Company to Furnish Trustee Names and Addresses of Holders.... 75
SECTION 10.2. Preservation of Information; Communications to Holders....... 75
SECTION 10.3. Reports by Trustee........................................... 76

SECTION 10.4. Reports by Mobile Energy Parties............................. 78

                                   ARTICLE XI.

                             SUPPLEMENTAL INDENTURES

SECTION 11.1. Supplemental Indentures Without Consent of Holders........... 79
SECTION 11.2. Supplemental Indenture with Consent of Holders............... 80
SECTION 11.3. Documents Affecting Immunity or Indemnity.................... 81
SECTION 11.4. Execution of Supplemental Indentures......................... 81
SECTION 11.5. Effect of Supplemental Indentures............................ 82
SECTION 11.6. Conformity with Trust Indenture Act.......................... 82
SECTION 11.7. Reference in Securities to Supplemental Indentures........... 82


                     ARTICLE XII.

              SATISFACTION AND DISCHARGE

SECTION 12.1. Satisfaction and Discharge of Securities..................... 82
SECTION 12.2. Satisfaction and Discharge of Indenture...................... 87
SECTION 12.3. Application of Trust Money................................... 87


                                  ARTICLE XIII.

                       MEETINGS OF HOLDERS OF SECURITIES;
                             ACTION WITHOUT MEETING

SECTION 13.1. Purposes for Which Meetings May Be Called.................... 88
SECTION 13.2. Call, Notice and Place of Meetings........................... 88
SECTION 13.3. Persons Entitled to Vote at Meetings......................... 89
SECTION 13.4. Quorum; Action............................................... 89
SECTION 13.5. Attendance at Meetings; Determination of Voting Rights;
              Conduct and Adjournment of Meetings.......................... 90
SECTION 13.6. Counting Votes and Recording Action of Meetings.............. 91
SECTION 13.7. Action Without Meeting....................................... 91


                     ARTICLE XIV.

                       GUARANTY

SECTION 14.1. Guaranty of Payment and Performance.......................... 91
SECTION 14.2. Continuance and Acceleration of Guaranteed Obligations upon
              Certain Events............................................... 92
SECTION 14.3. Recovered Payments........................................... 92
SECTION 14.4. Evidence of Guaranteed Obligations........................... 92
SECTION 14.5. Binding Nature of Certain Adjudications...................... 92
SECTION 14.6. Nature of Mobile Energy's Obligations........................ 93
SECTION 14.7. No Release of Mobile Energy.................................. 93
SECTION 14.8. Certain Waivers.............................................. 94
SECTION 14.9. Independent Credit Evaluation................................ 94
SECTION 14.10.Subordination of Rights Against Company, Other Guarantors and
              Collateral................................................... 94
SECTION 14.11.Payments by Mobile Energy.................................... 95
SECTION 14.12.Continuance of Guaranty; Survival............................ 95
SECTION 14.13.Assignments and Participations............................... 96
SECTION 14.14.Benefit and Enforcement...................................... 96

                                   ARTICLE XV.

                                LIMITED RECOURSE


SCHEDULE 5.2  -  Insurance Policies
EXHIBIT A     -  Form of Debt Service Reserve Account Southern Guaranty
                 Agreement